UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05084

Mutual of America Investment Corporation
(Exact name of registrant as specified in charter)

320 Park Avenue, New York, N.Y.			10022
(Address of principal executive offices)			(Zip code)

John R. Greed Senior Executive Vice President and Treasurer Mutual of America Life Insurance Company 320 Park Avenue New York, NY 10022
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 224-1600

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2007

ITEM 1.      REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders follows:

SEMI-ANNUAL REPORTS OF

MUTUAL OF AMERICA INVESTMENT CORPORATION
AND
FIDELITY INVESTMENTS® VARIABLE INSURANCE
PRODUCT FUNDS

June 30, 2007

This report is not to be construed as an offering for sale of any Variable Policy. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

VOLUME I

Semi-Annual Report of Fidelity Investments® Variable Insurance Products Funds: Equity-Income Portfolio

Semi-Annual Report of Fidelity Investments® Variable Insurance Products Funds:
Asset ManagerSM Portfolio

Semi-Annual Report of Fidelity Investments® Variable Insurance Products Funds: Contrafund Portfolio

Semi-Annual Report of Fidelity Investments® Variable Insurance Products Funds: Mid Cap Portfolio

Volume II

Semi-Annual Report of Vanguard Variable Insurance Fund: Diversified Value Portfolio

Semi-Annual Report of Vanguard Variable Insurance Fund: International Portfolio

Semi-Annual Report of DWS Variable Series I: Bond Portfolio

Semi-Annual Report of DWS Variable Series I: Capital Growth Portfolio

Semi-Annual Report of DWS Variable Series I: International Portfolio

Semi-Annual Report of Oppenheimer Main Street Fund®/VA

Semi-Annual Report of VP Capital Appreciation Fund of American Century Variable Portfolios, Inc.

Semi-Annual Report of Calvert Social Balanced Portfolio of Calvert Variable Series, Inc.

MUTUAL OF AMERICA INVESTMENT CORPORATION

We are pleased to present to you the Mutual of America Investment Corporation (the "Investment Company") Semi-Annual Report for the six months ended June 30, 2007. This Semi-Annual Report includes important information regarding the performance and financial positions of the Investment Company's funds during the first half of 2007.

The first half of 2007 was generally a good period for domestic equities, but a labored one for bonds. The S&P 500® Index advanced 6.96%, the Russell Mid-Cap® Index increased by 9.90%, and the Russell 2000® Index was up 6.45%. In contrast, the Lehman Brothers US Aggregate Bond Index® was up only 0.97%, as interest rates rose dramatically from the end of April through the end of June. The early-summer back-up in rates was a response to economic data that suggested the economy was beginning to accelerate after several quarters of below-par growth. Subsequently, rates have retraced that advance, as general concerns about the credit markets, and specific concerns about the housing and mortgage markets, kindled fears of a financial crisis and/or recession.

At mid-year, the pivot point of debate among investors in the U.S. continued to be whether the next move by the Federal Reserve (the "Fed") would be to raise or lower interest rates. Implicit is the question of whether the domestic economy's recent sluggish pace portends a slide into a recession as consumers reduce spending in the face of falling home prices and high fuel prices, or only a slowdown in growth successfully engineered by the Fed through its 425 basis-point increase in the Fed Funds rate over the past two years.

Our current expectation is that recession will be avoided and growth will begin to accelerate modestly over the fourth quarter of 2007, continuing well into 2008.

The first half of 2007, however, witnessed several "bumps in the road" that increase the risks on the downside. The first rumblings of trouble occurred in the sub-prime mortgage markets during the first quarter of 2007.

Sub-prime lending is a general term that refers to the practice of making loans to borrowers who do not qualify for favorable loan rates because of problems with their credit. Sub-prime loans or mortgages are risky for both creditors and debtors because of the combination of high interest rates, bad credit history, and murky financial situations often associated with sub-prime applicants.

Early in the first quarter, several mortgage brokers either went bankrupt or were forced to sell their loans at significant discounts, as delinquency and default rates rose rapidly. Then, in the second quarter, continued fallout from sub-prime mortgage problems led to the near collapse of two Bear Stearns hedge funds that were heavily invested in bonds backed by sub-prime loans. Finally, a week and a half after the end of the second quarter of 2007, the bond rating agencies acknowledged that their original ratings on many bonds backed by sub-prime loans had been overly optimistic and were being downgraded to levels that better reflected their risk.

A long-standing and well-discussed concern regarding the speculative aspects of the mortgage boom of the past half-decade has been the potential negative economic implications, namely, the rising likelihood that consumers would reduce spending because of fear over falling real estate values, and thus, net worth, as well as the impact from rising mortgage payments. Given that consumer spending represents two-thirds of the domestic economy, any slowdown in consumer expenditures carries the potential to create a recession.

However, a recession could also be precipitated by a financial crisis caused by the implosion of value in the billions of dollars of sub-prime-backed debt held by mutual funds, hedge funds, and other asset managers. Unlike the Long Term Capital Management ("LTCM") meltdown in 1998, which involved a single firm whose highly leveraged investment posture proved unable to endure a rapid rise in interest rates, sub-prime bonds have been widely disseminated across thousands of investment funds. Also, unlike the LTCM situation, where the securities in question were U.S. Treasury and other government bonds with easily determined market values, structured debt products containing sub-prime bonds do not trade in a large, visible public market. As a result, determining the value of these products is unclear at best.

That means that any selling panic could result in surprisingly large losses in various corners of the financial community, including brokerage firms, banks, and money management firms. The major consequence for both the markets and the economy of such a systemic event would be a rise in risk aversion and rapid evaporation of the financial liquidity that has fueled both securities markets and the global economy over the past few years. While such a scenario is scary, our belief is that there is a low probability that it will occur, based on a number of reasons.

First, the problems with the housing market have been somewhat anticipated. Many Wall Street strategists have been discussing the inevitability of a housing correction for two years, citing the easy credit conditions that fueled housing speculation.

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Second, as the anticipated problems have begun to surface, those with a vested interest in maintaining stability within the financial markets have begun to "self regulate." For instance, better capitalized brokers and banks have absorbed the first wave of losses by buying the soured debt at discount prices, or taking the hit to their own equity. Some mortgage lenders are calling clients with adjustable-rate mortgages and granting deferrals in upward rate adjustment or offering favorable terms for conversion to fixed rate mortgages to help keep more stressed borrowers solvent.

Third, while nothing specific has been done, Congress has begun to mobilize to prepare a response to the potential negative consequences for homeowners, and Federal financial services regulatory agencies have started forcing lenders to tighten credit standards.

Finally, the Fed has been paying close attention to this issue as it has unfolded. Having raised short-term rates 425 basis points in the past two years, they have the capability to lower rates swiftly and dramatically if the worst-case scenario unfolds.

While the sub-prime issue is the most obvious crack in the story of the economic and market recovery witnessed over the past several years, there are also other signs of potential trouble.

Private equity deals have provided substantial support to stock markets over the past couple of years. The primary driver of this phenomenon has been the difference between a low cost of capital provided by historically low interest rates and higher returns being offered by undervalued stocks of public companies.

During the second quarter of 2007, long-term rates increased 75 basis points, substantially reducing the spread between the cost of borrowing and the returns on equity. At the same time, bond investors have become less willing to lend money under the essentially "no protection" terms that private equity firms had been able to extract during the early stages of this leveraged buyout cycle.

In fact, in June, several deals were delayed or deferred while, at least in one instance, the underwriters got left holding the proverbial bag when no one showed up for the bond offering. The one underlying theme that is the same in this situation as with the one in the sub-prime market is increased risk aversion and reduced liquidity.

During this period of turbulence, both the stock and bond markets have remained in a trading range, with bond prices decidedly having more of a negative bias as rates have shifted upward. As we've noted in other publications, markets normally mark time and become somewhat more volatile when uncertainty, or risk, increases. There is an old Wall Street adage that states: "Markets always climb a wall of worry." The implication is that the greatest danger tends to exist when no one seems worried and people are willing to pay any price for assets. We've seen something like that in the now-dissipating housing "bubble," and the even more dramatic "tech bubble" of the late 1990's.

The major offsets to the concerns discussed above, however, are many and varied.

First, the global economic recovery remains robust, driven by China and the rest of Asia, followed by Europe and the oil-producing countries of the Middle East and Russia. Latin America has also shown continuing growth.

Second, while the United States economic recovery is clearly in slowdown (growth in gross domestic product has been less than 3.0% in each of the last five quarters), most key indicators remain healthy. These indicators include production, capital investment, corporate profit and cash flow generation, employment, and inflation.

Most of the drag in the U.S. is coming from weak housing and automobile manufacturing, as well as net exports, although the weakening dollar is beginning to help on the trade front. While investors have been concerned that consumers would curtail spending because of housing market troubles and high oil prices, so far we've seen only a modest retrenchment.

A third factor supporting optimism about future prospects for financial markets is the fact that global interest rates remain historically low, despite the fact that their direction has been decidedly upward of late. However, as noted previously, despite the increases, monetary authorities have room to lower rates in the event of financial dislocation or an unexpected slowdown in growth.

Finally, global financial liquidity remains abundant despite some isolated instances where the spigot has been tightened a bit recently (i.e., U.S. mortgages and private equity deals). One source of this liquidity, noted above, is the tremendous cash flow generation of global corporations based on productivity gains, restrained capital spending, and cost controls.

Another is the tremendous growth in "sovereign capital" generated by burgeoning trade surpluses in Asian nations, benefiting from competitive advantages of low labor costs as well as windfall profits, to oil-producing nations benefiting from high oil and gasoline prices.

When all is said and done, we believe that the positives outweigh the negatives.

Historically, financial crises don't cause recessions. That's because monetary authorities aggressively lower interest rates, thereby injecting huge amounts of liquidity into the system in order to keep it running.

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Monetary authorities usually create recessions when they go too far in raising rates as they attempt to slow growth, tame inflation, and/or control "bubbles." The current environment surely has several elements that portend volatility and disruption, but we believe that the combination of strong global economic growth and ample liquidity will continue to fuel further equity appreciation in the markets of the U.S. and other developed countries. Bond markets will likely struggle as rates continue to move up gradually to prevent excessive growth and temper inflationary pressures, and as corporate bond spreads begin to widen from historically low levels as the credit cycle matures.

We do not foresee, however, sudden and dramatic upward shifts in bond rates that would precipitate a financial crisis. Additionally, one positive aspect of increased rates would be higher reinvestment rates than have prevailed in a long time.

While the current expansion is moving into a more mature phase, with the expected attendant problems of an aging cycle, we believe that the global and domestic economies, as well as most financial markets, will remain sound and provide further positive returns through the remainder of 2007 and into 2008.

The total return performance for each of the Investment Company Funds is reflected below:

Total Returns –– Six Months Ended June 30, 2007

Equity Index Fund	+ 6.85%
All America Fund	+ 7.11%
Small Cap Value Fund	+ 9.44%
Small Cap Growth Fund	+ 9.00%
Mid Cap Value	+ 8.60%
Mid-Cap Equity Index Fund	+11.89%
Composite Fund	+ 4.19%
Conservative Allocation Fund	+ 2.69%
Moderate Allocation Fund Fund	+ 4.82%
Aggressive Allocation Fund	+ 6.70%
Money Market Fund	+ 2.56%
Mid-Term Bond Fund	+ 1.27%
Bond Fund	+ 1.36%

The above total return performance figures do not reflect the deduction of respective Separate Account fees and expenses imposed by Mutual of America Life Insurance Company. All Fund performances presented throughout this report are historical, reflect the full reinvestment of dividends paid, and should not be considered indicative of future results.

On the pages immediately following are brief discussions of each Fund's performance during the six months ended June 30, 2007, compared with its relevant benchmark.

Following that are graphical representations of the asset allocations of each Fund and an illustration of each Fund's operating expenses. The summarized portfolios of each Fund and financial statements are presented in the pages which then follow.

Thank you for your continued investment in our Funds.

Sincerely,

Manfred Altstadt
Chairman of the Board, President
and Chief Executive Officer
Mutual of America Investment Corporation

The views expressed in this Semi-Annual Report are subject to change at any time based on market and other conditions and should not be construed as a recommendation. This Report contains forward-looking statements, which speak only as of the date they were made and involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed herein. Readers are cautioned not to place undue reliance on our forward-looking statements, as we assume no obligation to update these forward-looking statements. Readers assume any and all responsibility for any investment decision made as a result of the views expressed herein

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EQUITY INDEX FUND

The Equity Index Fund's objective is to replicate the performance of the S&P 500® Index (the "S&P 500"), which consists of 500 stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. The S&P 500 is a market-weighted index of 500 stocks traded on the New York Stock Exchange, American Stock Exchange and Nasdaq, with each stock's weight in the index proportionate to its market value. The weightings make each company's influence on the S&P 500's performance directly proportional to that company's market value.

The S&P 500 had a total return of 6.96% for the first six months of 2007. Several sectors posted double-digit returns. Energy was the best performer with a total return of 17.26%, continuing the strong rally that began in 2006. Industrials posted a total return of 10.98%, benefiting from the strong returns of the education companies, which rebounded as the industry put previous problems behind it, and increased enrollment as people sought to improve their skills in a tight labor market. The Materials sector also had a double-digit return of 16.42% as agricultural equipment companies benefited from ethanol production as an alternative energy source. The Financial sector closed the first two quarters modestly in the red with a total return of -0.82% as sub-prime worries crept into the stocks.

The Equity Index Fund's performance for the six months ended June 30, 2007 was 6.85%, in line with the benchmark return of 6.96%. Note that the Equity Index Fund's performance includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

ALL AMERICA FUND

The investment objective of the All America Fund is to outperform the S&P 500® Index (the "S&P 500"). The All America Fund is approximately 60% invested in the 500 stocks that comprise the S&P 500 with the remaining 40% actively managed, using four different investment approaches The actively managed portion of the All America Fund is approximately equally distributed between large cap and small cap stocks, while the small cap portion is approximately equally weighted between small cap value and small cap growth stocks.

For the six-month period ended June 30, 2007, the S&P 500 Index registered a total return of 6.96%, while the Russell 2000 (representative of the small-cap universe) advanced 6.45%.

The All America Fund's return for the six months ended June 30, 2007 was 7.11% versus the benchmark return of 6.96%, slightly better than the index. This outperformance of the Fund derived entirely from the significant outperformance of the small-cap value component of the fund versus its benchmark. Note that the All America Fund's performance includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

SMALL CAP VALUE FUND

The investment objective of the Small Cap Value Fund is to outperform the Russell 2000 Value® Index. The Small Cap Value Fund generally invests in companies that are below $3 billion in market capitalization and have lower price-to-book characteristics than the overall market.

For the year-to-date period ending June 30 2007, the Russell 2000 Value® Index (+3.80%) trailed the Russell 2000 Growth® Index (+9.33%) by 550 bps. The Russell 2000 Value® Index also trailed the S&P500® Index (+7.0%) by almost 320 bps. The best performing sectors in the Russell 2000 Value® Index were Basic Materials, Industrials and Energy while the worst performing were Finance, REITs, and Utilities.

Year to date, the portfolio has outperformed the Russell 2000 Value® Index by more than 560 basis points, with positive contribution coming in every month. Stock selection accounted for the vast majority of outperformance. On the sector level, every sector except Utilities had positive stock selection. The best sector performance came from Technology, Consumer Cyclical, and REITs. Individual stocks contributing the most included CommScope, General Cable and LandAmerica. Individual stocks detracting the most included Alaska Air, Friedman, Billings, Ramsey and JRT Investment Trust.

Looking forward, the portfolio is generally positioned for a steady economy. We believe that merger and acquisition ("M&A") activity will still be a driving force in the small cap asset class. Year to date we have had 13 companies in our portfolio involved in M&A activity. This activity has come from a diverse group of sectors. We are less bullish on Finance and REITs as we believe that credit quality issues will continue to plague these segments.

SMALL CAP GROWTH FUND

The investment objective of the Small Cap Growth Fund is capital appreciation. The Small Cap Growth Fund invests in growth stocks within the small capitalization (below $3 billion) marketplace. The Fund returned 9.00% during the six months ended June 30, 2007. The Fund's benchmark, the Russell 2000 Growth® Index, returned 9.33% for the period.

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The Small Cap Growth Fund was competitive with its benchmark due to good stock selection in the Information Technology, Energy and Financial sectors. The Materials, Industrials and Information Technology sectors were the best-performing sectors in the small-capitalization growth segment of the equity marketplace. Equity returns in the small-capitalization growth marketplace are typically dependent on competitive performance in the Information Technology, Health Care and Consumer Discretionary sectors, as these three sectors are typically the largest ones in the small-capitalization growth equity class and together comprise about 50% of the total market weight in the benchmark. Year-to-date, our stock selection in the consumer discretionary sector has been disappointing in the casinos & gaming, retailing, and media areas.

MID CAP VALUE FUND

The investment objective of the Mid Cap Value Fund is to outperform the Russell Mid Cap Value® Index. The Mid Cap Value Fund generally invests in companies that are between $1 billion and $20 billion in market capitalization and have lower price-to-book characteristics.

For the year to date period ending June 30, 2007, the best performing sectors within the benchmark were Basic Materials, Energy and Industrials. The worst performing sectors were REITs, Financials and Consumer Cyclical.

For the six-month period ending June 30, 2007, the Mid Cap Value Fund returned 8.60% versus an 8.69% return for the Russell Mid Cap Value® Index. Sectors contributing to the performance were Consumer Cyclical, Utilities and Consumer Staples, while sectors detracting from performance were Retail, Basic Materials and Finance. Note that the Mid-Cap Value Fund's performance includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

MID-CAP EQUITY INDEX FUND

The Mid-Cap Equity Index Fund invests in the 400 stocks that comprise the S&P Mid Cap 400® Index (the "S&P Mid Cap 400"). The S&P MidCap 400 is a market-weighted index of 400 stocks traded on the New York Stock Exchange, American Stock Exchange and Nasdaq. The weightings make each company's influence on the S&P MidCap 400's performance directly proportional to that company's market value. The companies included in the S&P MidCap 400 tend to be typical of this asset class, the medium-capitalized sector of the U.S. securities market.

The S&P MidCap 400 regained its lead over the S&P 500 by almost double with a return of 11.98%. During the first half of 2007, the story was similar to the S&P 500 with Energy having the highest sector total return of 24.73%, followed closely by the Materials and Industrials segments. Energy continued its rally from 2006 with higher oil prices. Materials, with a total return of 23.44%, benefited from ethanol being sought after as an alternative energy source, driving equipment manufacturers higher. All sectors in the S&P 400 had positive returns for the period.

The Mid-Cap Equity Index Fund's performance for the six months ended June 30, 2007 was 11.89%, in line with the 11.98% return of the S&P MidCap 400. Note that the performance of the Mid-Cap Equity Index Fund includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

COMPOSITE FUND

The Composite Fund invests in a diversified portfolio of common stocks and fixed-income securities, seeking appreciation and current income. The equity portion of the Composite Fund invests in stocks within the S&P 500® Index.

The S&P 500® Index had a total return of 6.96% for the first half of 2007. All sectors except Financials had positive returns for the period, with Energy leading the pack with a total return of 17.26%, and Materials and Telecom close behind with total returns of 16.42% and 14.71%, respectively. Financials declined 0.82%, while Consumer Discretionary, the second worst performing sector, registering a modest 2.90% total return. Strong global growth was the driver of the best performing sectors, while the housing meltdown and credit problems in the mortgage markets provided headwinds for the Financial Services sector, and concerns over declining housing prices and high gasoline prices hampered performance of consumer industry stocks.

The equity portion of the Composite Fund represents a relatively low-risk portfolio that emphasizes stock selection based on strong fundamental analysis. In the six months ended June 30, 2007, the equity portion of the Fund returned 6.46% versus 6.96% for the S&P 500 Index®. The modest underperformance for the period derived from significant underperformance in a few stocks within the Consumer Discretionary and Financial Services sectors, as well as being invested in names within the Industrial sector less exposed to the strong global economy than the sector overall.

Short-term rates declined by as much as 20 basis points during the first half of 2007, while long Treasuries rose over 30 basis points. This created a positively sloped yield curve that is not steep, but at least more normal than has been experienced in some time. Corporate credit spreads began to move slightly wider, but remain extremely tight

5

by historical standards. The market is concerned that losses on sub-prime loans in the mortgage market may have a spillover effect onto corporate credits. Should this occur, the revaluation of credit spreads will be sudden and severe.

The fixed-income portion of the Composite Fund's strategy was to maintain a slightly shorter duration than its benchmark, put emphasis on relatively short corporate bonds with high yields, establish extreme credit diversification, and take a market weight in mortgage-related securities. So long as inflation is perceived as a threat, this strategy will be maintained. For the six months ended June 30, 2007, the fixed-income portion of the Composite Fund returned 1.68% versus 0.97% for the Lehman Brothers Aggregate Bond Index®.

For the six months ended June 30, 2007, the Composite Fund returned 4.19%, compared to the weighted benchmark return of 4.56%, 40% of which is based on the Lehman Brothers Aggregate Bond Index® and 60% of which is based on the S&P 500 Index®. This slight underperformance was entirely due to Composite Fund expenses, such as transaction costs and management fees, which are not applicable to the weighted benchmark.

CONSERVATIVE ALLOCATION FUND

The objective of the Conservative Allocation Fund is current income and, to a lesser extent, capital appreciation. The Conservative Allocation Fund invests primarily in the fixed-income funds of the Investment Company and also invests in an equity fund of the Investment Company. The Conservative Allocation Fund's target allocation is approximately 75% of net assets in fixed-income funds (approximately 30% in the Bond Fund and approximately 45% in the Mid-Term Bond Fund) and approximately 25% of net assets in equity funds (the Equity Index Fund).

Performance for the Conservative Allocation Fund is compared to the Lehman Brothers Aggregate Bond Index® (75% weighting) and the S&P 500® Index (25% weighting). For the six months ended June 30, 2007, the Conservative Allocation Fund returned 2.69% versus a 2.47% return in the weighted benchmark. The outperformance of the Conservative Allocation Fund is mainly attributable to the Fund's fixed income performance.

MODERATE ALLOCATION FUND

The objective of the Moderate Allocation Fund is capital appreciation and current income. The Moderate Allocation Fund invests in the equity and fixed-income funds of the Investment Company. The Moderate Allocation Fund's target allocation is approximately 50% of net assets in equity funds (approximately 35% of its net assets in the Equity Index Fund and approximately 15% of its net assets in the Mid-Cap Equity Index Fund) and approximately 50% of net assets in fixed-income funds (approximately 30% of its net assets in the Bond Fund and approximately 20% of its net assets in the Mid-Term Bond Fund).

Performance for the Moderate Allocation Fund is compared to the S&P 500® Index (50% weighting) and the Lehman Brothers Aggregate Bond Index® (50% weighting). For the six months ended June 30, 2007, the Moderate Allocation Fund returned 4.82% versus a 3.97% return for the weighted benchmark. The outperformance of the Moderate Allocation Fund was due largely to the Mid-Cap Equity Index Fund outperforming the stock component of the weighted benchmark and, to a lesser extent, the Fund's fixed income performance.

AGGRESSIVE ALLOCATION FUND

The objective of the Aggressive Allocation Fund is capital appreciation and, to a lesser extent, current income. The Aggressive Allocation Fund invests in the equity and fixed-income funds of the Investment Company. The Aggressive Allocation Fund's target allocation is approximately 75% of net assets in equity funds (approximately 45% of its net assets in the Equity Index Fund, approximately 20% of its net assets in the Mid-Cap Equity Index Fund, approximately 5% of its net assets in the Small Cap Value Fund and approximately 5% of its net assets in the Small Cap Growth Fund) and approximately 25% of net assets in fixed-income funds (approximately 25% of its net assets in the Bond Fund).

Performance for the Aggressive Allocation Fund is compared to the S&P 500 Index® (75% weighting) and the Lehman Brothers Aggregate Bond Index® (25% weighting). For the six months ended June 30, 2007, the Aggressive Allocation Fund returned 6.70% versus a 5.46% return for the weighted benchmark. The outperformance was mainly due to the Mid-Cap Equity Index Fund component and, to a lesser extent, the small-capitalization stock exposure of the Fund outperforming the benchmark's stock component, which is a large-capitalization stock index.

MONEY MARKET FUND

The Money Market Fund's investment objective is to realize current income while maintaining liquidity, investment quality and stability of capital through investing in high-quality commercial paper issued by U.S. corporations and securities issued by the U.S. government and its agencies. The Fund returned 2.56% for the six months ended June 30, 2007, compared to a 2.49% return for the Citigroup Three-Month Treasury Bill Index.

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The Federal Funds rate remained at 5.25% during the first half of 2007. The Federal Reserve kept the benchmark short-term interest rate unchanged for the fourth straight quarter, citing inflation concerns. The seven-day effective yield as of August 14, 2007 was 5.23%. As with all performance reporting, this yield is not necessarily indicative of future annual yields. Neither the Federal Deposit Insurance Corporation nor any other U.S. Government Agency insures or guarantees the Separate Account's investments in shares of the Money Market Fund

MID-TERM BOND FUND

The Mid-Term Bond Fund seeks a high level of return consistent with the preservation of capital through investment in publicly traded debt securities. The Mid-Term Bond Fund primarily invests in corporate and U.S. Government agency securities, which normally yield more than U.S. Treasury issues.

The Mid-Term Bond Fund overweighted corporate and Agency issues and underweighted Treasuries during the first half of 2007. Agencies will continue to be held so long as their yields are similar to corporate bonds. The Mid-Term Bond fund also maintains extreme diversification in its credit exposure in order to minimize event risk.

For the six months ended June 30, 2007, the Mid-Term Bond Fund returned 1.27%, compared to 1.39% for the Citigroup Government/Corporate 3-7 Year Bond Index. The Mid-Term Bond Fund's shorter duration and holdings of higher-yielding corporate issues contributed to outperformance on a pre-expense basis.

BOND FUND

The Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk by investing primarily in investment grade, publicly traded debt securities. A secondary objective is preservation of capital. The Bond Fund primarily invests in corporate, U.S. Government agency and mortgage-backed securities, all of which normally yield more than U.S. Treasury issues.

Short-term rates declined by as much as 20 basis points during the first half of 2007, while long Treasuries rose over 30 basis points. This created a positively sloped yield curve that is not steep, but at least more normal than has been experienced in some time. Corporate credit spreads began to move slightly wider, but remain extremely tight by historical standards. The market is concerned that losses on sub-prime loans in the mortgage market may have a spillover effect onto corporate credits. Should this occur, the revaluation of credit spreads will be sudden and severe.

The Bond Fund's return for the six months ended June 30, 2007 was 1.36%, compared to 0.97% for the Lehman Brothers Aggregate Bond Index. The Bond Fund's strategy was to maintain a slightly shorter duration than its benchmark, put emphasis on relatively short corporate bonds with high yields, establish extreme credit diversification, and take a market weight in mortgage-related securities. So long as inflation is perceived as a threat, this strategy will be maintained in the Bond Fund.

MUTUAL OF AMERICA INVESTMENT CORPORATION
ASSET ALLOCATIONS AS OF JUNE 30, 2007 (Unaudited)

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MUTUAL OF AMERICA INVESTMENT CORPORATION
ASSET ALLOCATIONS AS OF JUNE 30, 2007 (Unaudited) (Continued)

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MUTUAL OF AMERICA INVESTMENT CORPORATION
ASSET ALLOCATIONS AS OF JUNE 30, 2007 (Unaudited) (Continued)

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MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Unaudited)

EXAMPLE

As a shareholder of one of the Mutual of America Investment Corporation Funds, you incur ongoing costs, including management fees and other Fund expenses. You do not incur transactional costs, such as sales charges (loads), redemption fees or exchange fees.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at January 1, 2007 and held for the entire period ending June 30, 2007.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning other funds, which may also charge transactional costs, such as sales charges (loads), redemption fees or exchange fees.

Equity Index Fund

	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period* January 1 – June 30, 2007
Actual	$1,000.00	$1,068.48	$0.83
Hypothetical (5% Return before Expenses)	$1,000.00	$1,023.67	$0.81

*  Expenses are equal to the Fund's annual expense ratio of 0.16%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

All America Fund

	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period* January 1 – June 30, 2007
Actual	$1,000.00	$1,071.12	$2.51
Hypothetical (5% Return before Expenses)	$1,000.00	$1,022.01	$2.45

*  Expenses are equal to the Fund's annual expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Unaudited) (Continued)

Small Cap Value Fund

	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period* January 1 – June 30, 2007
Actual	$1,000.00	$1,094.42	$4.37
Hypothetical (5% Return before expenses)	$1,000.00	$1,020.22	$4.22

*  Expenses are equal to the Fund's annual expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Small Cap Growth Fund

	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period* January 1 – June 30, 2007
Actual	$1,000.00	$1,089.94	$4.36
Hypothetical (5% Return before expenses)	$1,000.00	$1,020.22	$4.22

*  Expenses are equal to the Fund's annual expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Mid-Cap Value Fund

	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period* January 1 – June 30, 2007
Actual	$1,000.00	$1,086.07	$3.30
Hypothetical (5% Return before expenses)	$1,000.00	$1,021.25	$3.20

*  Expenses are equal to the Fund's annual expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Mid-Cap Equity Index Fund

	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period* January 1 – June 30, 2007
Actual	$1,000.00	$1,118.93	$0.85
Hypothetical (5% Return before expenses)	$1,000.00	$1,023.67	$0.81

*  Expenses are equal to the Fund's annual expense ratio of 0.16%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

11

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Unaudited) (Continued)

Composite Fund

	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period* January 1 – June 30, 2007
Actual	$1,000.00	$1,041.89	$2.48
Hypothetical (5% Return before Expenses)	$1,000.00	$1,022.01	$2.45

*  Expenses are equal to the Fund's annual expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Conservative Allocation Fund

	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period* January 1 – June 30, 2007
Actual	$1,000.00	$1,026.92	$2.05
Hypothetical (5% Return before Expenses)	$1,000.00	$1,022.42	$2.04

*  Expenses are equal to the Fund's annual expense ratio of 0.41% (reflecting the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Moderate Allocation Fund

	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period* January 1 – June 30, 2007
Actual	$1,000.00	$1,048.19	$1.65
Hypothetical (5% Return before Expenses)	$1,000.00	$1,022.84	$1.63

*  Expenses are equal to the Fund's annual expense ratio of 0.33% (reflecting the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Aggressive Allocation Fund

	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period* January 1 – June 30, 2007
Actual	$1,000.00	$1,067.07	$1.59
Hypothetical (5% Return before Expenses)	$1,000.00	$1,022.91	$1.56

*  Expenses are equal to the Fund's annual expense ratio of 0.31% (reflecting the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

12

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Unaudited) (Continued)

Money Market Fund

	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period* January 1 – June 30, 2007
Actual	$1,000.00	$1,025.65	$1.19
Hypothetical (5% Return before Expenses)	$1,000.00	$1,023.29	$1.19

*  Expenses are equal to the Fund's annual expense ratio of 0.24%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Mid-Term Bond Fund

	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period* January 1 – June 30, 2007
Actual	$1,000.00	$1,012.76	$2.44
Hypothetical (5% Return before Expenses)	$1,000.00	$1,022.01	$2.45

*  Expenses are equal to the Fund's annual expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Bond Fund

	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period* January 1 – June 30, 2007
Actual	$1,000.00	$1,013.66	$2.44
Hypothetical (5% Return before Expenses)	$1,000.00	$1,022.01	$2.45

*  Expenses are equal to the Fund's annual expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

13

MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
June 30, 2007 (Unaudited)

	Shares	Value
COMMON STOCKS:
BASIC MATERIALS (3.2%)
Other Securities	484,784	$26,217,270
		26,217,270
CONSUMER, CYCLICAL (9.7%)
Comcast Corp. Cl A*	191,791	5,393,163
Disney (Walt) Co.	122,125	4,169,348
Home Depot, Inc.	121,664	4,787,478
Time Warner, Inc.	233,293	4,908,485
Other Securities	1,673,122	61,753,834
		81,012,308
CONSUMER, NON-CYCLICAL (9.7%)
Altria Group, Inc.	129,620	9,091,572
Coca-Cola Co.	123,848	6,478,489
FNMA	59,968	3,917,709
PepsiCo, Inc.	100,388	6,510,162
Proctor & Gamble Co.	194,064	11,874,776
Wal-Mart Stores, Inc.	149,399	7,187,586
Other Securities	884,452	35,760,912
		80,821,206
ENERGY (10.7%)
ChevronTexaco Corp.	132,454	11,157,925
ConocoPhillips	100,726	7,906,991
Exxon Mobil Corp.	347,170	29,120,620
Schlumberger, Ltd.	72,633	6,169,447
Other Securities	664,492	34,347,350
		88,702,333
FINANCIAL (20.3%)
American Express Co.	73,253	4,481,619
American Int'l. Group, Inc.	159,879	11,196,326
Bank of America Corp.	273,494	13,371,122
Citigroup, Inc.	304,842	15,635,346
Goldman Sachs Group, Inc.	25,173	5,456,248
J.P. Morgan Chase & Co.	210,530	10,200,178
Merrill Lynch & Co., Inc.	53,666	4,485,404
Morgan Stanley	64,952	5,448,174
Wachovia Corp.	117,917	6,043,246
Wells Fargo & Company	205,824	7,238,830
Other Securities	1,736,307	85,420,551
		168,977,044

* Non-income producing security.

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTHCARE (11.6%)
Abbott Laboratories	94,930	$5,083,502
Amgen, Inc.*	71,467	3,951,410
Johnson & Johnson	178,511	10,999,848
Merck & Co., Inc.	133,566	6,651,587
Pfizer, Inc.	432,526	11,059,690
UnitedHealth Group, Inc.	82,585	4,223,397
Wyeth	82,900	4,753,486
Other Securities	1,086,387	49,285,563
		96,008,483
INDUSTRIAL (12.9%)
3M Company	44,385	3,852,174
Boeing Co.	48,526	4,666,260
General Electric Co.	634,045	24,271,243
Google, Inc.*	13,440	7,025,088
Tyco International, Ltd.*	122,176	4,128,327
United Parcel Service Cl B	65,267	4,764,491
United Technologies Corp.	61,285	4,346,945
Other Securities	933,702	54,405,324
		107,459,852
TECHNOLOGY (14.0%)
Apple Computer, Inc.*	53,306	6,505,464
Cisco Systems, Inc.*	374,163	10,420,440
Dell, Inc.*	139,996	3,996,886
Hewlett-Packard Co.	161,398	7,201,579
IBM Corp.	84,186	8,860,577
Intel Corp.	358,062	8,507,553
Microsoft Corp.	518,838	15,290,156
Oracle Corp.*	243,955	4,808,353
Qualcomm, Inc.	102,720	4,457,021
Other Securities	1,951,805	46,038,719
		116,086,748
TELECOMMUNICATIONS (3.6%)
AT&T	379,975	15,768,963
Verizon Communications	178,930	7,366,548
Other Securities	323,204	6,713,390
		29,848,902
UTILITIES (3.4%)
Other Securities	630,599	28,448,641
		28,448,641
TOTAL COMMON STOCKS (Cost: $605,033,255) 99.1%		$823,582,787

The accompanying notes are an integral part of these financial statements.
14

MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
June 30, 2007 (Unaudited)

	Rate(%)	Maturity	Face Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.1%)
Other Securities (a)	4.66%	08/30/07	$1,000,000	$992,073
COMMERCIAL PAPER (0.8%)
Target Corporation	5.33	07/02/07	6,300,000	6,298,134
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $7,290,207) 0.9%				7,290,207
TEMPORARY CASH INVESTMENTS** (Cost: $67,600) 0.0% (1)				67,600
TOTAL INVESTMENTS (Cost: $612,391,062) 100.0%				830,940,594
OTHER NET ASSETS 0.0% (1)				170,245
NET ASSETS 100.0%				$831,110,839

(1)  Less than 0.05%.

(a)  This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts.

FUTURES CONTRACTS OUTSTANDING AS OF JUNE 30, 2007:

	Expiration Date	Underlying Face Amount at Value	Unrealized Gain(Loss)
PURCHASED
19 S&P 500 Stock Index Futures Contracts	September 2007	$7,198,150	$(70,300)

Face Value of futures purchased and outstanding as percentage of total investments in securities: 0.9%

**  The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at June 30, 2007 was 4.88%.

The accompanying notes are an integral part of these financial statements.
15

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
June 30, 2007 (Unaudited)

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
BASIC MATERIALS (1.7%)
Other Securities	136,369	$7,374,666
CONSUMER, CYCLICAL (5.3%)
Comcast Corp. Cl A*	53,954	1,517,186
Other Securities	604,868	21,272,801
		22,789,987
CONSUMER, NON-CYCLICAL (5.3%)
Altria Group, Inc.	36,464	2,557,585
Coca-Cola Co.	34,840	1,822,480
PepsiCo, Inc.	28,246	1,831,753
Proctor & Gamble Co.	54,593	3,340,546
Wal-Mart Stores, Inc.	42,028	2,021,967
Other Securities	265,654	11,169,026
		22,743,357
ENERGY (5.9%)
ChevronTexaco Corp.	37,261	3,138,867
ConocoPhillips	28,336	2,224,376
Exxon Mobil Corp.	97,664	8,192,056
Schlumberger, Ltd.	20,433	1,735,579
Other Securities	186,908	9,660,873
		24,951,751
FINANCIAL (11.1%)
American Int'l. Group, Inc.	44,976	3,149,669
Bank of America Corp.	76,938	3,761,499
Citigroup, Inc.	85,757	4,398,477
Goldman Sachs Group, Inc.	7,082	1,535,024
J.P. Morgan Chase & Co.	59,225	2,869,451
Morgan Stanley	18,272	1,532,655
Wachovia Corp.	33,172	1,700,065
Wells Fargo & Company	57,901	2,036,378
Other Securities	524,119	26,550,616
		47,533,834

* Non-income producing security.

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
HEALTHCARE (6.3%)
Abbott Laboratories	26,705	$1,430,053
Johnson & Johnson	50,218	3,094,433
Merck & Co., Inc.	37,574	1,871,185
Pfizer, Inc.	121,676	3,111,255
Other Securities	372,269	17,500,993
		27,007,919
INDUSTRIAL (7.1%)
General Electric Co.	178,366	6,835,297
Google, Inc.*	3,781	1,976,329
Other Securities	358,738	21,424,124
		30,235,750
TECHNOLOGY (7.7%)
Apple Computer, Inc.*	14,996	1,830,112
Cisco Systems, Inc.*	105,258	2,931,435
Hewlett-Packard Co.	45,404	2,025,927
IBM Corp.	23,683	2,492,636
Intel Corp.	100,728	2,393,297
Microsoft Corp.	145,957	4,301,353
Other Securities	685,964	16,681,839
		32,656,599
TELECOMMUNICATIONS (2.0%)
AT&T	106,892	4,436,018
Verizon Communications	50,336	2,072,333
Other Securities	90,922	1,888,594
		8,396,945
UTILITIES (1.9%)
Other Securities	177,389	8,002,680
TOTAL INDEXED ASSETS-COMMON STOCK (COST: $173,645,978 ) 54.3%		$231,693,488

	Rate(%)	Maturity	Face Amount($)	Value($)
INDEXED ASSETS SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.3%)
Other Securities (a)	9.55%	—	$1,400,000	$1,391,798
COMMERCIAL PAPER (2.4%)
Federal Home Loan Bank	4.80	07/02/07	8,844,000	8,841,641
Other Securities	5.35	07/02/07	1,328,000	1,327,605
				10,169,246
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $11,561,045) 2.7%				11,561,044
TOTAL INDEXED ASSETS (Cost: $185,207,023) 57.0%				$243,254,532

(a)  This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts.

FUTURES CONTRACTS OUTSTANDING AS OF JUNE 30, 2007:

	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
PURCHASED
33 S&P 500 Stock Index Futures Contracts	September 07	$12,502,050	$(122,100)

Face Value of futures purchased and outstanding as percentage of total investments in securities: 6.0%

The accompanying notes are an integral part of these financial statements.
16

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
June 30, 2007 (Unaudited)

	Shares	Value
ACTIVE ASSETS:
COMMON STOCKS:
BASIC MATERIALS (1.2%)
Other Securities	114,271	$5,009,550
CONSUMER, CYCLICAL (4.9%)
Other Securities	796,430	20,852,805
CONSUMER, NON-CYCLICAL (3.1%)
Proctor & Gamble Co.	35,274	2,158,416
Wal-Mart Stores, Inc.	29,117	1,400,819
Other Securities	238,016	9,527,621
		13,086,856
ENERGY (3.1%)
Exxon Mobil Corp.	50,343	4,222,771
Range Resources Corp.	47,635	1,782,025
Other Securities	169,390	7,423,013
		13,427,809
FINANCIAL (7.5%)
American Int'l. Group, Inc.	17,839	1,249,265
Bank of America Corp.	33,044	1,615,521
Citigroup, Inc.	35,181	1,804,433
Wells Fargo & Company	54,216	1,906,777
Other Securities	823,802	25,477,793
		32,053,789
HEALTHCARE (3.5%)
Johnson & Johnson	30,728	1,893,459
Other Securities	489,005	12,961,200
		14,854,659

* Non-income producing security

	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
INDUSTRIAL (7.9%)
Allis-Chalmers Corp*	66,192	$1,521,754
General Cable Corp.*	19,275	1,460,081
General Electric Co.	86,168	3,298,511
Other Securities	726,018	27,413,158
		33,693,504
TECHNOLOGY (6.4%)
Cisco Systems, Inc.*	64,086	1,784,795
CommScope, Inc.*	29,482	1,720,275
Intel Corp.	65,401	1,553,928
Microsoft Corp.	73,001	2,151,339
Other Securities	830,062	20,270,066
		27,480,403
TELECOMMUNICATIONS (1.2%)
AT&T	44,802	1,859,283
Other Securities	181,421	3,149,050
		5,008,333
UTILITIES (1.3%)
Other Securities	128,577	5,697,397
TOTAL ACTIVE ASSETS-COMMON STOCKS (Cost: $143,192,589 ) 40.1%		$171,165,105

	Rate(%)	Maturity	Face Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
FINANCIAL (0.2%)
Other Securities	—	—	$473,420	$730,413
TOTAL LONG-TERM DEBT SECURITIES (Cost: $795,500) 0.2%				$730,413

	Maturity	Face Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.6%)
Target Corporation	07/02/07	$6,600,000	$6,598,045
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $6,598,045) 1.5%			6,598,045
TEMPORARY CASH INVESTMENTS (Cost: $227,600)** 0.0% (1)			227,600
TOTAL INVESTMENTS (Cost: $336,028,188) 98.9%			421,975,695
OTHER NET ASSETS 1.1%			4,506,398
NET ASSETS 100.0%			$426,482,093

(1)  Less than 0.05%

**  The fund has an arrangement with its custodian bank, JP Morgan Chase, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by JP Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at June 30, 2007 was 4.88%.

The accompanying notes are an integral part of these financial statements.
17

MUTUAL OF AMERICA INVESTMENT CORPORATION (SMALL CAP VALUE FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
June 30, 2007 (Unaudited)

	Shares	Value
COMMON STOCKS:
BASIC MATERIALS (3.2%)
Cytec Industries, Inc.	43,828	$2,794,912
Lubrizol Corp.	61,342	3,959,626
Other Securities	42,867	1,522,373
		8,276,911
CONSUMER, CYCLICAL (11.8%)
Audiovox Corp. Cl A*	229,479	2,976,343
Belo Corporation	125,657	2,587,278
Crown Holdings, Inc.*	240,769	6,012,002
Landry's Restaurant, Inc.	75,621	2,288,291
Tupperware Corp.	116,989	3,362,264
Wolverine World Wide, Inc.	73,204	2,028,483
Other Securities	610,616	11,533,476
		30,788,137
CONSUMER, NON-CYCLICAL (4.7%)
Mueller Industries, Inc.	94,712	3,261,881
Vector Group, Ltd.	159,073	3,583,915
Other Securities	146,859	5,608,785
		12,454,581
ENERGY (5.7%)
CNX Gas Corp.*	93,269	2,854,031
Range Resources Corp.	125,530	4,696,077
Unisource Energy Corp.	72,194	2,374,461
Other Securities	251,228	4,909,513
		14,834,082
FINANCIAL (27.4%)
Assured Guaranty Co.*	89,508	2,645,856
Bank Mutual Corp.	198,865	2,292,913
Brookline Bankcorp	230,771	2,656,174
Equity Inns, Inc.	161,615	3,620,176
FBR Capital Markets Corp.*	159,700	2,698,930
First Niagara Financial Grp.	161,642	2,117,510
FirstFed Financial Corp.*	38,827	2,202,656
ISHARES Russel Midcap	35,770	2,967,122
ISHARES Russel Midcap	32,370	2,665,993
LandAmerica Financial Group	46,363	4,473,566
MAF Bancorp	67,435	3,659,023
National Financial Partners	52,027	2,409,370
NewAlliance Bankshare	192,898	2,839,459
PHH Corp.*	121,016	3,776,909
Sws Group, Inc.	106,403	2,300,433
Other Securities	1,516,790	28,463,332
		71,789,422

* Non-income producing security.

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTHCARE (2.6%)
Enzon, Inc.*	285,949	$2,244,700
Other Securities	580,213	4,684,379
		6,929,079
INDUSTRIAL (20.8%)
Agnico-Eagle Mines, Ltd.	58,412	2,132,038
Alaska Air Group, Inc.*	85,930	2,394,010
Allis-Chalmers Corp*	138,143	3,175,908
Baldor Electric Company	68,421	3,371,787
Chaparral Steel Co.	55,971	4,022,636
Flotek Industries, Inc.*	35,459	2,124,349
General Cable Corp.*	83,114	6,295,886
Granite Construction	48,130	3,088,983
SAUER-DANFOSS INC	102,090	3,038,198
Siligan Holdings, Inc.	73,750	4,076,900
Texas Industries, Inc.	42,770	3,353,596
Other Securities	663,224	17,443,821
		54,518,112
TECHNOLOGY (11.3%)
Anixter International, Inc.*	35,553	2,673,941
CommScope, Inc.*	108,291	6,318,780
Electronics For Imaging, Inc.*	69,074	1,949,268
Tech Data Corp.*	67,782	2,606,896
Other Securities	1,241,360	16,098,549
		29,647,434
TELECOMMUNICATIONS (2.4%)
Iowa Telecomunications Service	108,577	2,467,955
Other Securities	357,479	3,739,482
		6,207,437
UTILITIES (3.6%)
PNM Resources, Inc.	80,456	2,235,872
Sierra Pacific Resources*	126,372	2,219,092
Westar Energy, Inc.	93,310	2,265,567
Other Securities	102,608	2,783,423
		9,503,954
TOTAL EQUITY SECURITIES (Cost: $215,167,702 ) 93.5%		$244,949,149

The accompanying notes are an integral part of these financial statements.
18

MUTUAL OF AMERICA INVESTMENT CORPORATION (SMALL CAP VALUE FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
June 30, 2007 (Unaudited)

	Rate(%)	Maturity	Face Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
FINANCIAL (1.2%)
Other Securities			1,947,230	$3,043,185
TOTAL LONG-TERM DEBT SECURITIES (Cost: $2,890,971) 1.2%				3,043,185
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.1%)
DANAHER CORP	5.35%	07/02/07	$2,779,000	2,778,174
U.S. GOVERNMENT AGENCIES (3.8%)
Federal Home Loan Bank	5.08	07/05/07	10,000,000	9,992,943
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $12,771,117) 4.9%				12,771,117
TOTAL INVESTMENTS (Cost: $230,829,790) 99.6%				260,763,451
OTHER NET ASSETS 0.4%				1,014,286
NET ASSETS 100.0%				$261,777,737

The accompanying notes are an integral part of these financial statements.
19

MUTUAL OF AMERICA INVESTMENT CORPORATION (SMALL CAP GROWTH FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
June 30, 2007 (Unaudited)

	Shares	Value
COMMON STOCKS:
BASIC MATERIALS (1.3%)
Other Securities	204,631	$3,092,814
CONSUMER, CYCLICAL (16.2%)
AAR Corp*	78,571	2,593,629
ArvinMeritor, Inc.	103,188	2,290,774
Hibbett Sporting Goods, Inc.*	63,106	1,727,842
Payless Shoesource, Inc.*	62,994	1,987,461
Phillips Van Heusen Corp.	28,923	1,751,866
Pinnacle Entertainment, Inc.*	73,404	2,066,323
Sonic Corp.*	101,317	2,241,132
Wolverine World Wide, Inc.	66,285	1,836,757
Other Securities	1,174,923	21,404,751
		37,900,535
CONSUMER, NON-CYCLICAL (5.8%)
Forrester Research Inc*	59,562	1,675,479
Hologic, Inc.*	34,029	1,882,144
Mentor Corp.	55,544	2,259,530
Watson Wyatt Worldwide Inc	39,060	1,971,749
Other Securities	190,054	5,757,713
		13,546,615
ENERGY (2.8%)
Range Resources Corp.	122,112	4,568,210
T-3 ENERGY SERVICES INC*	62,099	2,077,212
		6,645,422
FINANCIAL (8.3%)
Euronet Worldwide*	79,980	2,332,217
Lazard, Ltd. Cl A*	53,103	2,391,228
National Financial Partners	46,503	2,153,554
Tower Group, Inc.	61,673	1,967,369
Westamerica Bancorp	41,526	1,837,110
Other Securities	367,833	8,754,275
		19,435,753
HEALTHCARE (9.4%)
Allscripts Healthcare Solution	92,909	2,367,321
DJ Orthopedics, Inc.*	62,132	2,564,188
Inverness Medical Innovations*	74,790	3,815,786
Psychiatric Solutions*	65,558	2,377,133
Other Securities	600,793	10,971,773
		22,096,201

* Non-income producing security.

	Shares	Value
COMMON STOCKS (CONTINUED):
INDUSTRIAL (28.4%)
Agnico-Eagle Mines, Ltd.	45,663	$1,666,700
Allis-Chalmers Corp*	216,462	4,976,461
Baldor Electric Company	37,218	1,834,103
FLIR Systems Inc.*	86,255	3,989,294
Flotek Industries, Inc.*	33,569	2,011,119
General Cable Corp.*	24,330	1,842,998
Genesee & Wyoming, Inc. Cl A*	85,993	2,566,031
HUB Group, Inc. Cl A*	57,349	2,016,391
Harmonic, Inc.*	190,593	1,690,560
Heidrick & Struggles Intl Inc*	38,041	1,949,221
ICO, Inc.*	170,042	1,797,344
Integra Lifesciences Corp.*	37,390	1,847,814
JetBlue Airways Corp*	142,795	1,677,841
Ladish Co Inc*	53,421	2,297,103
Magellan Health Services, Inc.	67,069	3,116,696
RTI International Metals Inc*	30,820	2,322,903
Wright Express Corp*	48,462	1,660,793
Other Securities	809,080	27,445,822
		66,709,194
TECHNOLOGY (19.8%)
Arris Group, Inc.*	111,906	1,968,427
CommScope, Inc.*	53,710	3,133,979
Medics Pharmaceutical Corp.	116,995	3,573,027
Microsemi Corp.*	80,167	1,920,000
Netlogic Microsystems, Inc.*	81,434	2,592,859
Syniverse Holdings, Inc.*	129,720	1,668,199
Viasat, Inc.*	118,485	3,803,369
Wabtech	67,390	2,461,757
aQuantive, Inc.*	87,688	5,594,494
Other Securities	1,156,570	19,699,748
		46,415,859
TELECOMMUNICATIONS (0.4%)
Other Securities	113,833	1,055,232
UTILITIES (0.4%)
Other Securities	31,537	876,413
TOTAL COMMON STOCKS (Cost: $180,478,246) 92.8%		$217,774,038

	Rate(%)	Maturity	Face Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.8%)
Target Corporation	5.33%	07/02/07	$4,200,000	$4,198,756
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $4,198,756) 1.8%				4,198,756
TOTAL INVESTMENTS (Cost: $184,677,002) 94.6%				221,972,794
OTHER NET ASSETS 5.4%				12,596,655
NET ASSETS 100.0%				$234,569,449

The accompanying notes are an integral part of these financial statements.
20

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID CAP VALUE FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
June 30, 2007 (Unaudited)

	Shares	Value
COMMON STOCKS:
BASIC MATERIALS (6.5%)
Huntsman Corp.	22,066	$536,424
Sonoco Products Co.	16,587	710,089
Other Securities	37,181	2,043,528
		3,290,041
CONSUMER, CYCLICAL (12.9%)
Crown Holdings, Inc.*	33,327	832,175
Johnson Controls, Inc.	6,861	794,298
Polo Ralph Lauren Corp.	9,774	958,927
V F Corp.	7,624	698,206
Other Securities	75,580	3,239,869
		6,523,475
CONSUMER, NON-CYCLICAL (5.9%)
Kroger Co.	24,039	676,217
Reynolds American Inc	7,737	504,452
Vector Group, Ltd.	26,594	599,163
Other Securities	40,392	1,208,579
		2,988,411
ENERGY (5.2%)
CNX Gas Corp.*	15,834	484,520
Denbury Resources, Inc.*	12,198	457,425
Grant Prideco, Inc.*	12,488	672,229
Range Resources Corp.	18,080	676,373
Other Securities	13,431	348,669
		2,639,216
FINANCIAL (26.1%)
American Financial Group	17,283	590,214
Ameriprise Financial, Inc.	11,923	757,945
Apartment Investment & Mgmt.Co	9,360	471,931
Associated Banc-Corp.	13,850	452,895
CIT Group, Inc.	8,141	446,371
Comerica, Inc.	8,202	487,773
Developers Divers Rlty.	8,529	449,564
Equity Residential	13,014	593,829
First Tennessee Natl. Bank	11,199	436,761
Genworth Financial, Inc.	13,209	454,390
Huntington Bancshares, Inc.	18,859	428,854
ISHARES Russel Midcap	2,755	433,802
ISHARES Russel Midcap	3,588	390,733
KeyCorp.	15,832	543,513
Principal Financial Group Inc.	13,037	759,927
StanCorp Financial GP	9,890	519,027
Vornado Realty Trust	7,279	799,525
Zions Bancorporation	6,511	500,761
Other Securities	112,530	3,712,584
		13,230,399

* Non-income producing security.

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTHCARE (4.3%)
CIGNA Corp.	13,596	$709,983
Other Securities	38,597	1,456,378
		2,166,361
INDUSTRIAL (9.5%)
Agnico-Eagle Mines, Ltd.	13,651	498,262
Alliant TechSystems Inc.*	4,993	495,056
Donnelley R.R. & Sons	16,355	711,606
Textron, Inc.	4,532	499,019
Trinity Industries	10,315	449,115
Other Securities	63,316	2,148,060
		4,801,118
TECHNOLOGY (8.1%)
DRS Technologies Inc	7,883	451,459
Xerox Corp.*	30,277	559,519
Other Securities	111,123	3,076,868
		4,087,846
TELECOMMUNICATIONS (1.6%)
CenturyTel, Inc.	10,470	513,554
Other Securities	28,189	273,433
		786,987
UTILITIES (14.3%)
American Electric Power, Inc.	17,050	767,932
Constellation Energy Group	5,927	516,657
Edison International	14,171	795,277
Energen Corp.	14,544	799,047
Entergy Corp.	4,815	516,890
PG & E Corp.	13,826	626,318
PPL Corporation	21,164	990,265
Pepco Holdings, Inc.	19,798	558,304
Sempra Energy	13,069	774,077
Sierra Pacific Resources*	28,082	493,120
Other Securities	10,525	419,421
		7,257,308
TOTAL COMMON STOCKS (Cost: $41,974,645) 94.4%		$47,771,162

	Rate(%)	Maturity	Face Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNEMENT AGENCIES (5.1%)
Federal Home Loan Bank	4.80%	07/02/07	$2,610,000	$2,609,304
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $2,609,304) 5.1%				2,609,304
TOTAL INVESTMENTS (Cost: $44,583,949) 99.5%				50,380,466
OTHER NET ASSETS 0.5%				234,780
NET ASSETS 100.0%				$50,615,246

The accompanying notes are an integral part of these financial statements.
21

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
June 30, 2007 (Unaudited)

	Shares	Value
COMMON STOCKS:
BASIC MATERIALS (6.2%)
Lyondell Chemical Co.	67,041	$2,488,562
Martin Marietta Materials, Inc	13,293	2,153,732
Other Securities	597,339	20,561,067
		25,203,361
CONSUMER, CYCLICAL (11.6%)
CarMax, Inc.*	67,020	1,709,010
Gamestop Corp.*	47,586	1,860,613
Mohawk Industries, Inc.*	16,789	1,692,163
Other Securities	1,351,320	42,007,114
		47,268,900
CONSUMER, NON-CYCLICAL (2.4%)
Energizer Holdings, Inc.*	17,604	1,753,358
Other Securities	216,210	8,078,613
		9,831,971
ENERGY (6.9%)
Grant Prideco, Inc.*	39,749	2,139,689
NewField Exploration Company*	40,535	1,846,369
Noble Energy, Inc.	53,289	3,324,701
Pioneer Natural Resources Co.	38,500	1,875,335
Pride International, Inc.*	51,727	1,937,693
Other Securities	416,307	16,782,101
		27,905,888
FINANCIAL (15.6%)
AMB Property Corp.	31,071	1,653,599
Berkley (WR) Corp.	53,277	1,733,634
Eaton Vance Corp.	39,216	1,732,563
Edwards (A.G.), Inc.	23,471	1,984,473
Everest RE Group*	19,704	2,140,643
Fidelity National Financial In	69,097	1,637,599
Leucadia National	50,661	1,785,800
Macerich Co.	22,355	1,842,499
Other Securities	1,451,138	49,060,417
		63,571,227
HEALTHCARE (9.9%)
Cephalon, Inc.*	20,648	1,659,893
Dentsply International, Inc.	47,377	1,812,644
Health Net, Inc.*	35,009	1,848,475
Intuitive Surgical, Inc.*	11,686	1,621,666
Other Securities	934,324	33,563,935
		40,506,613

* Non-income producing security.

	Shares	Value
COMMON STOCKS (CONTINUED):
INDUSTRIAL (17.0%)
Cameron International Corp.*	34,351	$2,455,066
Dun & Bradstreet	18,527	1,907,910
Expeditors Int'l Wash., Inc.	66,474	2,745,376
Fastenal Co.	39,116	1,637,396
Jacobs Engineering Group, Inc.	36,886	2,121,314
Joy Global, Inc.	33,875	1,975,929
Manpower, Inc.	26,363	2,431,723
Republic Services, Inc.	52,522	1,609,274
Other Securities	1,244,025	52,168,922
		69,052,910
TECHNOLOGY (14.5%)
Amphenol Corp Cl A	55,801	1,989,306
CDW Corp.*	19,013	1,615,535
Cadence Design Systems, Inc.*	86,809	1,906,326
Harris Corp.	41,880	2,284,554
Lam Research Corp.*	42,127	2,165,328
McAfee, Inc.*	49,743	1,750,954
Microchip Technology, Inc.	67,395	2,496,311
Other Securities	2,015,957	44,849,464
		59,057,778
TELECOMMUNICATIONS (0.6%)
Telephone & Data Systems, Inc.	32,459	2,030,960
Other Securities	77,242	446,459
		2,477,419
UTILITIES (7.3%)
Equitable Resources, Inc.	37,925	1,879,563
Oneok, Inc.	34,631	1,745,749
Pepco Holdings, Inc.	60,024	1,692,677
Southwestern Energy Co.*	52,480	2,335,360
Wisconsin Energy Corp.	36,468	1,612,980
Other Securities	805,750	20,534,677
		29,801,006
TOTAL COMMON STOCKS (Cost: $287,855,600) 92.0%		$374,677,073

The accompanying notes are an integral part of these financial statements.
22

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
June 30, 2007 (Unaudited)

	Rate(%)	Maturity	Face Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.4%)
Other Securities (a)	.		$1,500,000	$1,491,704
U.S. GOVERNMENT AGENCIES
Federal Home Loan Bank	5.08%	07/05/07	15,000,000	14,989,415
COMMERCIAL PAPER (7.5%)
Danaher Corp.	5.35	07/02/07	6,095,000	6,093,188
Nstar Electric Company	5.34	07/03/07	2,721,000	2,719,789
New Jersey Natural Gas	5.37	07/06/07	2,050,000	2,048,165
New Jersey Natural Gas	5.32	07/06/07	2,000,000	1,998,226
Target Corporation	5.25	07/09/07	2,800,000	2,796,321
				15,655,689
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $32,136,834) 7.9%				32,136,808
TOTAL INVESTMENTS (Cost: $319,992,434) 99.9%				406,813,923
OTHER NET ASSETS 0.1%				463,955
NET ASSETS 100.0%				$407,277,878

(a)  This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts.

FUTURES CONTRACTS OUTSTANDING AS OF JUNE 30, 2007:

	Expiration Date	Underlying Face Amount at Value	Unrealized Gain(Loss)
PURCHASED
68 S&P 500 Stock Index Futures Contracts	September 2007	$30,742,800	$(206,675)

Face Value of futures purchased and outstanding as percentage of total investments in securities: 7.6%

The accompanying notes are an integral part of these financial statements.
23

MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
June 30, 2007 (Unaudited)

	Shares	Value
COMMON STOCKS:
BASIC MATERIALS (1.9%)
Freeport-McMoran Copper	17,104	$1,416,553
Other Securities	54,194	2,898,259
		4,314,812
CONSUMER, CYCLICAL (5.3%)
Comcast Corp. Cl A*	56,359	1,584,815
Johnson Controls, Inc.	10,931	1,265,482
Other Securities	227,997	9,164,992
		12,015,289
CONSUMER, NON-CYCLICAL (5.3%)
Coca-Cola Co.	31,819	1,664,452
PepsiCo, Inc.	25,728	1,668,461
Proctor & Gamble Co.	51,613	3,158,199
Wal-Mart Stores, Inc.	41,655	2,004,022
Other Securities	79,772	3,520,642
		12,015,776
ENERGY (6.2%)
Exxon Mobil Corp.	74,464	6,246,040
Halliburton Co.	55,131	1,902,020
Schlumberger, Ltd.	20,586	1,748,575
Transocean, Inc.*	17,198	1,822,644
Valero Energy Corp.	24,306	1,795,241
Other Securities	4,940	386,753
		13,901,273
FINANCIAL (10.3%)
American Int'l. Group, Inc.	26,107	1,828,273
Bank of America Corp.	48,682	2,380,063
Citigroup, Inc.	51,990	2,666,567
J.P. Morgan Chase & Co.	39,155	1,897,060
MetLife, Inc.	22,541	1,453,444
Wachovia Corp.	34,030	1,744,038
Wells Fargo & Company	79,343	2,790,493
Other Securities	104,111	8,459,760
		23,219,698

* Non-income producing security.

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTHCARE (6.1%)
Abbott Laboratories	31,239	$1,672,848
Johnson & Johnson	44,964	2,770,682
Pfizer, Inc.	60,017	1,534,635
Wyeth	26,146	1,499,212
Other Securities	120,858	6,246,390
		13,723,767
INDUSTRIAL (7.3%)
General Electric Co.	126,098	4,827,031
ITT Industries, Inc.	19,919	1,360,069
Lockheed Martin Corp.	14,488	1,363,755
Other Securities	165,667	8,906,309
		16,457,164
TECHNOLOGY (8.6%)
Broadcom Corp. Cl A*	51,233	1,498,565
Cisco Systems, Inc.*	93,772	2,611,550
Hewlett-Packard Co.	34,293	1,530,154
IBM Corp.	15,739	1,656,530
Intel Corp.	95,625	2,272,050
Microsoft Corp.	107,571	3,170,117
Qualcomm, Inc.	28,487	1,236,051
Other Securities	170,576	5,515,578
		19,490,595
TELECOMMUNICATIONS (2.4%)
AT&T	65,047	2,699,451
Verizon Communications	41,820	1,721,729
Other Securities	70,710	1,006,884
		5,428,064
UTILITIES (2.5%)
Dominion Resources, Inc.	14,704	1,269,102
Exelon Corp.	27,656	2,007,826
Other Securities	35,687	2,422,423
		5,699,351
TOTAL COMMON STOCKS (Cost: $106,013,843) 55.9%		$126,265,789

The accompanying notes are an integral part of these financial statements.
24

MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
June 30, 2007 (Unaudited)

	Rating*	Rate(%)	Maturity	Face Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.3%)
U.S. Treasury Strip	AAA	0.00%	08/15/21	$7,000,000	$3,339,924
U.S. Treasury Strip	AAA	0.00	02/15/17	3,000,000	1,844,661
					5,184,585
U.S. GOVERNMENT AGENCIES (15.6%)
MORTGAGE-BACKED OBLIGATIONS (15.6%)
FHLMC	AAA	5.00	06/15/17	2,000,000	1,956,978
FHLMC		AAA		2,748,001	2,706,945
FNMA	AAA	5.50	05/01/34	1,545,559	1,496,387
FNMA	AAA	5.00	11/01/33	1,404,921	1,323,387
FNMA		AAA		21,751,873	21,159,031
GNMA (1)	AAA	6.27	10/16/27	3,000,000	3,061,707
GNMA (1)		AAA		159,529	164,057
Other Securities		AAA		3,372,034	3,317,254
					35,185,746
BASIC MATERIALS (1.7%)
Other Securities				3,900,000	3,862,056
					3,862,056
CONSUMER, CYCLICAL (4.2%)
Other Securities	.			9,888,068	9,526,452
					9,526,452
CONSUMER, NON-CYCLICAL (1.3%)
Wal-Mart Stores, Inc.	AA	6.88	08/10/09	1,000,000	1,031,267
Other Securities				2,000,000	1,959,891
					2,991,158
ENERGY (1.5%)
Other Securities				3,300,000	3,262,020
					3,262,020
FINANCIAL (7.1%)
Berkley (WR) Corp.	BBB+	8.70	01/01/22	1,500,000	1,786,911
First Tennessee Natl. Bank	BBB+	4.50	05/15/13	1,500,000	1,396,148
GE Capital Corp.	AAA	5.45	01/15/13	2,000,000	1,979,144
GMAC	BB+	0.00	12/01/12	2,500,000	1,677,145
Wells Fargo & Company	AA+	3.50	04/04/08	250,000	246,391
Other Securities				9,057,275	8,975,925
					16,061,664
HEALTHCARE (0.5%)
Other Securities				1,250,000	1,227,722
					1,227,722
INDUSTRIAL (2.2%)
Seariver Maritime	AAA	0.00	09/01/12	3,000,000	2,281,671
Other Securities				2,750,000	2,680,252
					4,961,923
TECHNOLOGY (0.5%)
Other Securities				1,000,000	1,006,363
					1,006,363
TELECOMMUNICATIONS (0.4%)
Other Securities				1,000,000	993,172
					993,172

The accompanying notes are an integral part of these financial statements.
25

MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
June 30, 2007 (Unaudited)

	Rate(%)	Maturity	Face Amount($)	Value($)
LONG-TERM DEBT SECURITIES: (Continued)
UTILITIES (1.1%)
Other Securities			$2,500,000	$2,387,011
				2,387,011
TOTAL LONG-TERM DEBT SECURITIES (Cost: $89,064,841) 38.4%				$86,649,872

*  The ratings are provided by Standard & Poor's Corporation.

	Rate(%)	Maturity	Face Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (2.8%)
Federal Home Loan Bank	4.8%	07/02/07		—
COMMERCIAL PAPER (1.5%)
Target Corporation	5.33	07/02/07	$2,900,000	2,899,141
Other Securities			590,000	589,825
				3,488,966
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $9,767,994) 4.3%				9,767,291
TEMPORARY CASH INVESTMENTS** (Cost: $606,100) 0.3%				606,100
TOTAL INVESTMENTS (Cost: $205,452,778) 4.6%				223,289,052
OTHER NET ASSETS 1.1%				2,526,182
NET ASSETS 100.0%				$225,815,234

Abbreviations:	FHARM = Federal Home Adjustable Rate Mortgage

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

NR = Not Rated

**  The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at June 30, 2007 was 4.88%.

  The total value of investments not rated or below-investment grade was $7,313,745, or 3.2% of the Fund's total investments as of June 30, 2007.

The accompanying notes are an integral part of these financial statements.
26

MUTUAL OF AMERICA INVESTMENT CORPORATION (CONSERVATIVE ALLOCATION FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
June 30, 2007 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mid-Term Bond Fund 45.0%	7,559,354	$7,130,255
Bond Fund 30.0%	3,730,775	4,750,541
Equity Index Fund 25.0%	1,564,223	3,970,616
TOTAL INVESTMENTS (Cost: $15,440,353) 100.0%		15,851,412
OTHER NET ASSETS 0.0%		—
NET ASSETS 100.0%		$15,851,412

MUTUAL OF AMERICA INVESTMENT CORPORATION (MODERATE ALLOCATION FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
June 30, 2007 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Equity Index Fund 35.0%	12,315,223	$31,260,900
Bond Fund 30.0%	20,980,586	26,715,397
Mid-Term Bond Fund 20.0%	18,885,932	17,813,891
Mid-Cap Equity Index Fund 15.0%	7,701,238	13,425,839
TOTAL INVESTMENTS (Cost: $83,592,475) 100.0%		89,216,027
OTHER NET ASSETS 0.0%		—
NET ASSETS 100.0%		$89,216,027

MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE ALLOCATION FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
June 30, 2007 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Equity Index 45.0%	15,789,095	$40,078,960
Bond Fund 25.0%	17,434,144	22,199,576
Mid-Cap Equity Index Fund 20.0%	10,239,402	17,850,707
Small Cap Growth Fund 5.0%	3,461,414	4,480,932
Small Cap Value Fund 5.0%	3,289,632	4,447,358
TOTAL INVESTMENTS (Cost: $81,130,706) 100.0%		89,057,535
OTHER NET ASSETS 0.0%		—
NET ASSETS 100.0%		$89,057,535

The accompanying notes are an integral part of these financial statements.
27

MUTUAL OF AMERICA INVESTMENT CORPORATION (MONEY MARKET FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
June 30, 2007 (Unaudited)

	Rating*	Rate(%)	Maturity	Face Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (100.0%)
7-Eleven Inc	A-1+	5.23%	07/13/07	$3,600,000	$3,593,179
7-Eleven Inc	A-1+	5.25	07/17/07	3,300,000	3,291,814
Abbott Labs	A-1+	5.23	07/06/07	3,000,000	2,997,376
Abbott Labs	A-1+	5.24	07/06/07	3,000,000	2,997,376
Alabama Power Co.	A-1	5.30	07/05/07	7,900,000	7,894,181
American Express Credit Corp.	A-1	5.24	07/16/07	6,000,000	5,985,967
Anheuser-Busch Co.	A-1	5.25	07/12/07	8,000,000	7,985,996
Caterpillar, Inc.	A-1	5.28	07/06/07	7,900,000	7,893,040
Coca-Cola Company	A-1	5.22	08/31/07	5,000,000	4,954,991
Coca-Cola Company	A-1	5.23	08/28/07	1,900,000	1,883,707
Colgate-Palmolive Corp	A-1+	5.22	07/30/07	7,000,000	6,969,546
DANAHER CORP	A-1	5.40	07/02/07	8,000,000	7,997,600
Dover Corp	A-1	5.26	07/24/07	7,500,000	7,473,662
DuPont EI Nemour (Res)	A-1	5.22	07/27/07	7,900,000	7,869,067
Eaton Corp	A-1	5.25	07/31/07	7,900,000	7,864,265
Emerson Electric	A-1	5.26	07/25/07	4,400,000	4,383,923
Emerson Electric Co.	A-1	5.24	07/10/07	3,600,000	3,594,752
Executive Jets Inc.	A-1+	5.25	07/02/07	4,000,000	3,998,830
Florida Power & Light	A-1	5.30	07/19/07	7,950,000	7,927,756
General Electric Capital Corp.	A-1+	5.24	08/03/07	3,000,000	2,985,132
General Electric Capital Corp.	A-1+	5.24	08/28/07	2,000,000	1,982,822
Hershey Foods	A-1	5.24	07/03/07	6,767,000	6,764,043
IBM Capital, Inc.	A-1	5.25	07/26/07	6,900,000	6,873,822
Johnson & Johnson	A-1+	5.25	07/09/07	3,409,000	3,404,524
Kimberly Clark WW	A-1+	5.22	07/31/07	4,300,000	4,280,669
Kimberly Clark WW	A-1+	5.24	08/08/07	3,700,000	3,678,990
Lowe's Companies, Inc.	A-1	5.35	07/02/07	8,000,000	7,997,622
MADISON GAS & ELECTRIC	A-1+	5.27	07/16/07	2,000,000	1,995,315
Medtronic, Inc.	A-1+	5.30	07/06/07	3,000,000	2,997,350
Minnesota Mining & Mfg. Co.	A-1+	5.28	07/12/07	4,600,000	4,591,902
Minnesota Mining & Mfg. Co.	A-1+	5.25	07/27/07	3,000,000	2,988,186
NSTAR ELECTRIC COMPANY	A-1	5.25	07/10/07	7,000,000	6,989,769
National Rural Utilities	A-1	5.24	07/09/07	5,000,000	4,993,426
National Rural Utilities	A-1	5.25	07/06/07	2,500,000	2,497,803
Nestle Capital Corp	A-1+	5.40	07/02/07	7,000,000	6,997,900
New Jersey Natural Gas	A-1	5.28	07/10/07	6,000,000	5,991,195
New Jersey Natural Gas	A-1	5.38	07/06/07	2,045,000	2,043,166
Novartis Finance	A-1+	5.24	07/02/07	7,800,000	7,797,728
PepsiCo Inc.	A-1	5.26	07/10/07	7,900,000	7,888,444
Pitney Bowes	A-1	5.25	07/19/07	6,000,000	5,983,370
Pitney Bowes	A-1	5.25	07/17/07	2,000,000	1,995,040
SYSCO CORP	A-1+	5.24	08/21/07	4,500,000	4,465,920
SYSCO CORP	A-1+	5.24	09/24/07	3,300,000	3,258,673
Siemens Capital C0. LLC	A-1+	5.29	07/24/07	5,000,000	4,982,364
Target Corporation	A-1	5.25	07/09/07	7,900,000	7,889,619
Toyota Motor Credit Corp.	A-1+	5.27	08/06/07	4,400,000	4,376,292

The accompanying notes are an integral part of these financial statements.
28

MUTUAL OF AMERICA INVESTMENT CORPORATION (MONEY MARKET FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
June 30, 2007 (Unaudited)

SHORT-TERM DEBT SECURITIES: (Continued)
	Rating*	Rate(%)	Maturity	Face Amount($)	Value($)
Toyota Motor Credit Corp.	A-1+	5.24%	07/05/07	$3,130,000	$3,127,718
Unilever Capital	A-1	5.35	07/02/07	3,666,000	3,664,911
Wal-Mart Stores	A-1+	5.22	08/07/07	5,361,000	5,331,449
XTRA, Inc.	A-1+	5.25	07/19/07	2,800,000	2,792,231
Other Securities	.			23,461,000	23,412,165
					274,576,588
TOTAL INVESTMENTS (Cost: $274,577,793) 100.0%					274,576,588
OTHER NET ASSETS 0.0% (a)					3,721
NET ASSETS 100%					$274,580,309

(a)  Less than 0.05%.

*  The ratings are provided by Standard & Poor's Corporation

The accompanying notes are an integral part of these financial statements.
29

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-TERM BOND FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
June 30, 2007 (Unaudited)

	Rating*	Rate(%)	Maturity	Face Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (21.9%)
U.S. Treasury Note	AAA	4.75%	05/15/14	$10,000,000	$9,875,000
U.S. Treasury Strip	AAA	0.00	05/15/13	8,500,000	6,382,999
U.S. Treasury Strip	AAA	0.00	11/15/12	5,000,000	3,851,485
U.S. Treasury Strip	AAA	0.00	11/15/08	4,000,000	3,742,424
					23,851,908
U.S. GOVERNMENT AGENCIES (30.8%)
MORTGAGE-BACKED OBLIGATIONS (4.1%)
FHLMC	AAA	5.00	06/15/17	3,000,000	2,935,467
FHLMC	AAA	—	—	685,433	687,233
FNMA	AAA	—	—	773,631	770,902
Other Securities	AAA	—	—	33,354	33,595
					4,427,197
NON-MORTGAGE-BACKED OBLIGATION (26.7%)
FFCB	AAA	5.10	08/05/13	5,000,000	4,930,954
FHLB	AAA	3.00	04/15/09	3,500,000	3,370,185
FHLB	AAA	5.75	05/15/12	3,200,000	3,265,155
FHLMC	AAA	5.00	07/15/14	5,500,000	5,396,991
FHLMC	AAA	6.63	09/15/09	5,000,000	5,146,590
FHLMC	AAA	5.63	03/15/11	2,750,000	2,786,732
FNMA	AAA	4.25	05/15/09	2,000,000	1,967,258
FNMA	AAA	4.38	09/15/12	1,750,000	1,677,048
FNMA	AAA	3.25	02/15/09	500,000	484,789
					29,025,702
BASIC MATERIALS (2.2%)
Other Securities		—	—	2,360,000	2,329,343
					2,329,343
CONSUMER, CYCLICAL (7.5%)
Cox Comm, Inc. Cl A	BBB-	3.88	10/01/08	500,000	489,691
Leggett & Platt	A	4.70	04/01/13	750,000	705,886
Newell Rubbermaid	BBB+	4.63	12/15/09	500,000	490,887
Stanley Works	A	4.90	11/01/12	525,000	505,371
Target Corp.	A+	5.38	06/15/09	1,000,000	999,833
Whirlpool Corp.	BBB	6.50	06/15/16	500,000	501,318
Other Securities		—	—	4,615,000	4,474,819
					8,167,805
CONSUMER, NON-CYCLICAL (4.1%)
CVS Corp.	BBB+	6.13	08/15/16	500,000	495,667
Safeway, Inc.	BBB-	4.13	11/01/08	500,000	492,248
Other Securities		—	—	3,550,000	3,444,552
					4,432,467
ENERGY (4.9%)
AGL Capital Corp	BBB+	6.38	07/15/16	500,000	511,021
Anadarko Petroleum	BBB-	3.25	05/01/08	500,000	490,322
Halliburton Co.	BBB+	5.50	10/15/10	500,000	499,515
Noble Corp.		5.88	06/01/13	500,000	499,943
PPL ENERGY SUPPLY LLC	BBB	5.70	10/15/15	600,000	579,422
Premco Refining Group	BBB	7.50	06/15/15	500,000	515,512
Other Securities		—	—	2,350,000	2,253,679
					5,349,414

The accompanying notes are an integral part of these financial statements.
30

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-TERM BOND FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
June 30, 2007 (Unaudited)

	Rating*	Rate(%)	Maturity	Face Amount($)	Value($)
LONG-TERM DEBT SECURITIES: (Continued)
FINANCIAL (12.4%)
American Honda Fin.	A+	3.85%	11/06/08	$700,000	$685,894
Bank of America Corp.	AA-	5.75	08/15/16	500,000	493,337
Bank of Oklahoma	BBB+	7.13	08/15/07	600,000	601,012
Ford Motor Credit Co.	B	7.38	10/28/09	750,000	744,492
MACK-CALI Realty LP	BBB	5.80	01/15/16	500,000	490,779
Roslyn Bancorp, Inc.	BBB-	7.50	12/01/08	500,000	510,736
Simon Property Gp.	A-	4.88	08/15/10	500,000	490,660
Wachovia Bank	AA-	5.60	03/15/16	500,000	490,861
Western Union Co.	A-	5.40	11/17/11	500,000	493,289
Other Securities		—	—	8,625,000	8,481,179
					13,482,239
HEALTHCARE (3.0%)
Abbott Laboratories	AA	5.60	05/15/11	500,000	502,023
Allergan, Inc.	A	5.75	04/01/16	500,000	497,240
WellPoint, Inc.	BBB+	5.00	01/15/11	500,000	488,887
Other Securities		—	—	1,875,000	1,792,738
					3,280,888
INDUSTRIAL (7.7%)
Deluxe Corp.	BB-	3.50	10/01/07	750,000	742,500
Dun & Bradstreet	A-	5.50	03/15/11	500,000	497,702
Fisher Scientific Intl.	BBB	6.13	07/01/15	500,000	490,955
Nissan Mtr Accep Corp	BBB+	5.63	03/14/11	500,000	497,003
Steelcase	BBB-	6.50	08/15/11	500,000	505,689
Union Pacific Corp.	BBB	6.13	01/15/12	500,000	506,506
Union Pacific Corp.	BBB	4.88	01/15/15	500,000	466,521
Union Pacific Corp.	BBB	5.75	10/15/07	120,000	120,064
Other Securities		—	—	4,800,000	4,583,173
					8,410,113
TECHNOLOGY (1.2%)
General Dynamics Corporation	A	4.50	08/15/10	500,000	488,878
Other Securities		—	—	750,000	748,602
					1,237,480
TELECOMMUNICATIONS (0.2%)
Other Securities		—	—	250,000	248,438
					248,438
UTILITIES (2.0%)
Duke Energy Corp.	A	4.50	04/01/10	500,000	487,495
Other Securities		—	—	1,785,000	1,728,950
					2,216,445
TOTAL LONG-TERM DEBT SECURITIES (Cost: $108,166,176) 97.9%					106,459,439

*  Ratings as per Standard & Poor's Corporation.

The accompanying notes are an integral part of these financial statements.
31

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-TERM BOND FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
June 30, 2007 (Unaudited)

	Rate(%)	Maturity	Face Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.0%)
Eaton Corp	5.34%	07/02/07	$1,040,000	$1,039,691
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $1,039,691) 1.0%				1,039,691
TEMPORARY CASH INVESTMENTS ** (Cost: $532,800) 0.5%				532,800
TOTAL INVESTMENTS (Cost: $109,738,667) 99.4%				108,031,930
OTHER NET ASSETS 0.6%				687,763
NET ASSETS 100.0%				$108,719,693

Abbreviations:	FFCB = Federal Farm Credit Bank

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

NR = Not Rated

**  The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at June 30, 2007 was 4.88%.

  The total value of investments not rated or below-investment grade was 2,640,565, or 2.4% of the Fund's total investments as of June 30, 2007.

The accompanying notes are an integral part of these financial statements.
32

MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
June 30, 2007 (Unaudited)

	Rating	Rate(%)	Maturity	Face Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (4.7%)
U.S. Treasury Strip	AAA	0.00%	02/15/17	$15,000,000	$9,223,305
U.S. Treasury Strip	AAA	0.00	05/15/14	10,000,000	7,113,510
					16,336,815
U.S. GOVERNMENT AGENCIES (41.3%)
MORTGAGE-BACKED OBLIGATIONS (37.4%)
FHARM	AAA	5.27	04/01/37	3,251,103	3,206,117
FHARM	AAA	5.48	05/01/37	2,745,686	2,712,922
FHLMC	AAA	5.50	12/15/20	3,500,000	3,375,124
FHLMC	AAA	5.43	04/01/37	3,288,613	3,259,131
FHLMC		AAA		3,899,370	3,869,646
FNMA	AAA	6.00	06/01/37	2,099,969	2,072,325
FNMA	AAA	6.00	05/01/37	1,984,780	1,956,381
FNMA	AAA	5.00	09/01/35	5,267,421	4,948,979
FNMA	AAA	5.50	10/01/34	4,428,167	4,287,285
FNMA	AAA	5.50	07/01/33	3,929,048	3,806,823
FNMA	AAA	5.50	08/01/35	3,717,108	3,594,191
FNMA	AAA	5.50	03/01/24	3,580,781	3,498,660
FNMA	AAA	5.00	11/01/33	3,566,338	3,359,366
FNMA	AAA	5.00	10/01/20	2,814,678	2,722,089
FNMA	AAA	5.00	01/01/34	2,737,664	2,578,784
FNMA	AAA	6.00	04/01/33	2,566,186	2,554,292
FNMA	AAA	5.50	07/01/34	2,622,968	2,539,518
FNMA	AAA	4.50	05/01/18	2,555,478	2,434,949
FNMA	AAA	5.50	10/01/33	2,458,214	2,381,744
FNMA	AAA	6.50	05/01/32	2,265,082	2,305,199
FNMA	AAA	4.00	05/01/19	2,466,367	2,288,628
FNMA	AAA	6.00	01/01/37	2,287,026	2,263,831
FNMA	AAA	5.00	06/01/33	2,383,526	2,245,198
FNMA	AAA	5.00	09/01/20	2,276,985	2,202,083
FNMA	AAA	6.00	12/01/36	2,191,774	2,169,545
FNMA	AAA	5.50	11/01/26	2,169,723	2,113,264
FNMA	AAA	6.00	05/01/32	2,115,194	2,105,390
FNMA	AAA	4.50	06/01/34	2,285,347	2,081,932
FNMA		AAA		47,270,562	45,972,865
GNMA (1)	AAA	6.27	10/16/27	3,000,000	3,061,707
GNMA (1)		AAA		706,676	725,110
Other Securities				1,974,062	1,945,817
					130,638,895
NON-MORTGAGE-BACKED OBLIGATION (3.9%)
AID - Sri Lanka	AAA	6.59	09/15/28	4,000,000	3,922,160
FHLMC	AAA	5.20	03/05/19	10,000,000	9,609,960
					13,532,120
BASIC MATERIALS (4.7%)
Lyondell Chemical Co.	B+	10.25	11/01/10	5,000,000	5,400,000
PolyOne Corp.	B+	7.50	12/15/15	3,750,000	3,468,750
Other Securities				7,500,000	7,393,671
					16,262,421

The accompanying notes are an integral part of these financial statements.
33

MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
June 30, 2007 (Unaudited)

	Rating	Rate(%)	Maturity	Face Amount($)	Value($)
LONG-TERM DEBT SECURITIES: (Continued)
CONSUMER, CYCLICAL (12.2%)
Johnson Controls, Inc.	A-	4.88%	09/15/13	$2,500,000	$2,378,023
Kellwood, Co.	BB	7.88	07/15/09	4,000,000	4,090,264
Newell Rubbermaid	BBB+	4.63	12/15/09	2,500,000	2,454,433
Target Corp.	A+	5.38	06/15/09	3,250,000	3,249,457
Other Securities				31,795,170	30,557,788
					42,729,965
CONSUMER, NON-CYCLICAL (3.1%)
Other Securities				11,000,000	10,830,450
					10,830,450
ENERGY (2.9%)
Noble Corporation	A-	7.5	03/15/19	2,000,000	2,124,680
Other Securities				8,000,000	7,819,520
					9,944,200
FINANCIAL (16.2%)
Berkley (WR) Corp.	BBB+	8.70	01/01/22	5,000,000	5,956,370
Deere Capital Corp.	A	3.90	01/15/08	2,500,000	2,480,453
Executive Risk, Inc.	A	7.13	12/15/07	5,000,000	5,032,880
Fairfax Fin. Hldgs.	BB	8.25	10/01/15	2,500,000	2,525,000
First Tennessee Natl. Bank	BBB+	4.50	05/15/13	5,000,000	4,653,825
Ford Motor Credit Co.	B	7.38	10/28/09	3,000,000	2,977,968
Fst Hor MtgTr	AAA	5.00	06/25/33	2,303,424	2,281,001
GMAC	BB+	0.00	12/01/12	10,000,000	6,708,580
SLM Corp.	BBB+	4.00	01/15/09	2,250,000	2,161,861
Simon Property Group	A-	7.88	03/15/16	5,000,000	5,634,495
Other Securities				16,250,000	16,180,571
					56,593,004
HEALTHCARE (1.9%)
Other Securities				6,750,000	6,621,356
INDUSTRIAL (5.9%)
Seariver Maritime	AAA	0.00	09/01/12	10,000,000	7,605,570
Other Securities				13,250,000	12,945,510
					20,551,080
TECHNOLOGY (1.1%)
Other Securities				4,000,000	4,025,452
TELECOMMUNICATIONS (1.6%)
Other Securities				6,000,000	5,725,314
UTILITIES (2.4%)
Other Securities				8,750,000	8,329,330
TOTAL LONG-TERM DEBT SECURITIES (Cost: $348,837,335) 98.0%					$342,120,402

*  Ratings as per Standard & Poor's Corporation.

The accompanying notes are an integral part of these financial statements.
34

MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
June 30, 2007 (Unaudited)

	Rating	Rate(%)	Maturity	Face Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.4%)
Eaton Corp	A-1	5.34%	07/02/07	$4,970,000	$4,968,524
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $4,968,556) 1.4%					4,968,524
TEMPORARY CASH INVESTMENTS** (Cost: $1,567,000) 0.4%					1,567,000
TOTAL INVESTMENTS (Cost: $355,372,869) 99.8%					348,655,926
OTHER NET ASSETS 0.2%					739,637
NET ASSETS 100.0%					$349,395,563

(1)  U.S. Government guaranteed security.

**  The fund has an arrangement with its custodian bank, JP Morgan Chase, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by JP Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at June 30, 2007 was 4.88%.

  The total value of investments not rated or below investment grade was $35,518,743 or 10.2% of the fund's total investments as of June 30, 2007.

Abrreviations:	FHARM = Federal Home Adjustable Rate Mortgage

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA= Government National Mortgage Association

NR = Not Rated

The accompanying notes are an integral part of these financial statements.
35

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2007

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid-Cap Value Fund	Mid-Cap Equity Index Fund	Composite Fund
ASSETS:
Investments at market value (Cost: Equity Index Fund — $612,391,062 All America Fund — $336,028,188 Small Cap Value Fund — $230,829,790 Small Cap Growth Fund — $184,677,002 Mid-Cap Value Fund — $44,583,949 Mid-Cap Equity Index Fund — $319,992,434 Composite Fund — $205,452,778 Conservative Allocation Fund — $15,440,353 Moderate Allocation Fund — $83,592,475 Aggressive Allocation Fund — $81,130,706 Money Market Fund — $274,577,793 Mid-Term Bond Fund — $109,738,667 Bond Fund — $355,372,891) (Notes 1 and 3)	$830,940,594	$421,975,695	$260,763,451	$221,972,794	$50,380,466	$406,813,923	$223,289,052
Cash	64	38,824	4,654	115,280	11,106	6,283	146
Interest and dividends receivable	888,284	449,532	544,483	175,773	77,663	178,896	865,488
Receivable for securities sold	542,274	6,075,064	4,193,636	13,858,928	651,043	1,479,920	3,686,965
TOTAL ASSETS	832,371,216	428,539,115	265,506,224	236,122,775	51,120,278	408,479,022	227,841,651
LIABILITIES:
Payable for securities purchased	1,251,827	2,042,172	3,278,487	1,553,326	505,032	1,139,944	2,026,417
Payable for daily variation margin on future contracts	8,550	14,850	—	—	—	61,200	—
TOTAL LIABILITIES	1,260,377	2,057,022	3,728,487	1,553,326	505,032	1,201,144	2,026,417
NET ASSETS	$831,110,839	$426,482,093	$261,777,737	$234,569,449	$50,615,246	$407,277,878	$225,815,234
NUMBER OF SHARES OUTSTANDING (Note 4)	327,415,866	198,762,567	193,632,090	181,199,212	38,546,346	233,619,998	140,025,799
NET ASSET VALUES, offering and redemption price per share	$2.54	$2.15	$1.35	$1.29	$1.31	$1.74	$1.61
COMPONENTS OF NET ASSETS:
Paid-in capital	$604,057,033	$311,918,483	$221,663,603	$177,648,685	$44,023,802	$297,683,480	$234,673,912
Accumulated undistributed net investment income (loss)	7,900,242	7,393,912	1,270,691	(278,798)	418,630	4,005,719	7,829,751
Accumulated undistributed net realized gain (loss) on investments and futures contracts	674,332	21,344,291	8,909,782	19,903,770	376,297	18,973,865	(34,524,702)
Net unrealized appreciation (depreciation) of investments and futures contracts	218,479,232	85,825,407	29,933,661	37,295,792	5,796,517	86,614,814	17,836,273
NET ASSETS	$831,110,839	$426,482,093	$261,777,737	$234,569,449	$50,615,246	$407,277,878	$225,815,234

The accompanying notes are an integral part of these financial statements.
36

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
ASSETS:
Investments at market value (Cost: Equity Index Fund — $612,391,062 All America Fund — $336,028,188 Small Cap Value Fund — $230,829,790 Small Cap Growth Fund — $184,677,002 Mid-Cap Value Fund — $44,583,949 Mid-Cap Equity Index Fund — $319,992,434 Composite Fund — $205,452,778 Conservative Allocation Fund — $15,440,353 Moderate Allocation Fund — $83,592,475 Aggressive Allocation Fund — $81,130,706 Money Market Fund — $274,577,793 Mid-Term Bond Fund — $109,738,667 Bond Fund — $355,372,891) (Notes 1 and 3)	$15,851,412	$89,216,027	$89,057,535	$274,576,588	$108,031,930	$348,655,926
Cash	—	—	—	3,721	37	77
Interest and dividends receivable	—	—	—	—	1,193,372	3,236,257
Receivable for securities sold	—	—	—	—	2,585	65,724
TOTAL ASSETS	15,851,412	89,216,027	89,057,535	274,580,039	109,227,924	351,957,984
LIABILITIES:
Payable for securities purchased	—	—	—	—	508,231	2,562,421
Payable for daily variation margin on future contracts	—	—	—	—	—	—
TOTAL LIABILITIES	—	—	—	—	508,231	2,562,421
NET ASSETS	$15,851,412	$89,216,027	$89,057,535	$274,580,309	$108,719,693	$349,395,563
NUMBER OF SHARES OUTSTANDING (Note 4)	15,128,915	74,471,988	65,724,002	221,557,073	115,263,822	274,393,076
NET ASSET VALUES, offering and redemption price per share	$1.05	$1.20	$1.36	$1.24	$0.94	$1.27
COMPONENTS OF NET ASSETS:
Paid-in capital	$15,495,977	$83,300,860	$80,738,913	$268,027,010	$109,730,371	$373,490,941
Accumulated undistributed net investment income (loss)	19,051	51,695	66,675	6,562,971	2,353,343	9,836,987
Accumulated undistributed net realized gain (loss) on investments and futures contracts	(74,675)	239,920	325,119	(8,467)	(1,657,284)	(27,215,400)
Net unrealized appreciation (depreciation) of investments and futures contracts	411,059	5,623,552	79,26,828	(1,205)	(1,706,737)	(6,716,965)
NET ASSETS	$15,851,412	$89,216,027	$89,057,535	$274,580,309	$108,719,693	$349,395,563

The accompanying notes are an integral part of these financial statements.
37

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 2007

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund	Mid-Cap Equity Index Fund	Composite Fund
INVESTMENT INCOME AND EXPENSES:
INCOME:
Dividends	$7,569,734	$3,486,690	$1,944,461	$495,556	$492,138	$2,988,372	$822,303
Interest	491,368	374,513	384,409	179,784	65,890	526,710	2,833,883
Total income	8,061,102	3,861,203	2,328,870	675,340	558,028	3,515,082	3,656,186
EXPENSES:
Investment advisory fees (Note 2)	306,790	848,331	949,687	856,301	120,667	144,521	453,223
Accounting and recordkeeping expenses	115,950	51,955	35,561	32,128	4,231	50,913	30,779
Shareholders reports	15,953	7,148	4,893	4,420	582	7,005	4,235
Custodian expenses	9,673	32,674	9,955	8,170	3,307	8,698	11,179
Independent director's fees and expenses	6,592	5,697	6,528	6,541	4,476	6,141	6,319
Audit	18,455	8,269	5,660	5,114	673	8,103	4,899
Legal and Compliance	58,870	26,378	18,055	16,312	2,148	25,849	15,627
Administrative	81,998	36,741	25,148	22,720	2,992	36,005	21,767
Licenses	34,238	8,952	—	—	—	18,369	—
Other	8,779	3,934	2,692	2,432	323	3,855	2,330
Total expenses	657,298	1,030,079	1,058,179	954,138	139,399	309,459	550,358
Net Investment Income (Loss)	7,403,804	2,831,124	1,270,691	(278,798)	418,629	3,205,623	3,105,828
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1):
Net realized gain (loss) on investments	3,469,108	23,621,308	7,436,189	16,652,095	216,521	14,337,232	5,802,117
Net realized gain (loss) on futures contracts	243,951	113,093	—	—	—	1,362,862	—
	3,713,059	23,734,401	7,436,189	16,652,095	216,521	15,700,094	5,802,117
Net unrealized appreciation (depreciation) of investments and futures contracts:
Net unrealized appreciation (depreciation) of investments	42,871,122	2,664,426	14,136,095	3,364,641	2,639,466	23,573,348	362,530
Net unrealized appreciation (depreciation) of futures contracts	(104,613)	(117,912)	—	—	—	(15,200)	—
	42,766,509	2,546,514	14,136,095	3,364,641	2,639,466	23,558,148	362,530
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	46,479,568	26,280,915	21,572,284	20,016,736	2,855,987	39,258,242	6,164,647
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$53,883,372	$29,112,039	$22,842,975	$19,737,938	$3,274,616	$42,463,865	$9,270.48

(a)  The Allocation Funds incur no other advisory or operating expenses other than those included in each of the underlying funds in which they invest.

The accompanying notes are an integral part of these financial statements.
38

	Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Money Market Fund	Mid-Term Bond Fund	Bond Fund
INVESTMENT INCOME AND EXPENSES:
INCOME:
Dividends	$—		$—		$—		$—	$—	$—
Interest	—		—		—		6,596,469	2,571,204	9,498,865
Total income	—		—		—		6,596,469	2,571,204	9,498,865
EXPENSES:
Investment advisory fees (Note 2)	—	(a)	—	(a)	—	(a)	186,359	215,471	694,841
Accounting and recordkeeping expenses	—		—		—		34,516	12,857	51,998
Shareholders reports	—		—		—		4,749	1,769	7,154
Custodian expenses	—		—		—		10,563	7,341	7,299
Independent director's fees and expenses	—		—		—		6,459	5,551	6,963
Audit	—		—		—		5,494	2,046	8,276
Legal and Compliance	—		—		—		17,524	6,528	26,400
Administrative	—		—		—		24,409	9,092	36,772
Licenses	—		—		—		—	—	—
Other	—		—		—		2,612	973	3,937
Total expenses	—		—		—		292,685	261,628	843,640
Net Investment Income (Loss)	—		—		—		6,303,784	2,309,576	8,655,225
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1):
Net realized gain (loss) on investments	51,957		491,906		394,936		(85)	(414,182)	(96,060)
Net realized gain (loss) on futures contracts	—		—		—		—	—	—
	51,957		491,906		394,936		(85)	(414,182)	(96,060)
Net unrealized appreciation (depreciation) of investments and futures contracts:
Net unrealized appreciation (depreciation) of investments	321,617		3,367,527		4,817,928		(864)	(536,670)	(3,831,173)
Net unrealized appreciation (depreciation) of futures contracts	—		—		—		—	—	—
	321,617		3,367,527		4,817,928		(864)	(536,670)	(3,831,173)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	373,574		3,859,433		5,212,864		(949)	(950,852)	(3,927,233)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$373,574		$3,859,433		$5,212,864		$6,302,835	$1,358,724	$4,727,992

The accompanying notes are an integral part of these financial statements.
39

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Equity Index Fund		All America Fund		Small Cap Value Fund
	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$7,403,804	$13,786,441	$2,831,124	$5,545,236	$1,270,691	$1,528,517
Net realized gain (loss) on investments and futures contracts	3,713,059	13,656,076	23,734,401	32,049,337	7,436,189	3,718,208
Unrealized appreciation (depreciation) of investments and futures contracts	42,766,509	82,330,165	2,546,514	22,435,906	14,136,095	15,458,945
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	53,883,372	109,772,682	29,112,039	60,030,479	22,842,975	20,705,670
DIVIDEND DISTRIBUTIONS (Note 5)
From net investment income	—	(13,998,891)	—	(5,801,768)	—	(1,537,335)
From capital gains	—	(17,677,823)	—	(40,507,083)	—	(2,487,356)
Total distributions	—	(31,676,714)	—	(46,308,851)	—	(4,024,691)
CAPITAL SHARE TRANSACTIONS (Notes 4 and 6):
Net proceeds from sale of shares	19,675,030	45,027,919	1,850,586	7,538,927	6,114,208	31,430,245
Dividends reinvested	—	31,676,714	—	46,308,851	—	4,024,691
Proceeds from fund reorganizations (Note 6)	—	—	—	—	—	169,534,350
Cost of shares redeemed	(53,944,895)	(69,077,427)	(27,947,412)	(50,614,468)	(13,425,551)	(9,270,751)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	(34,269,865)	7,627,206	(26,096,826)	3,233,310	(7,311,343)	195,718,535
INCREASE (DECREASE) IN NET ASSETS	19,613,507	85,723,174	3,015,213	16,954,938	15,531,632	212,399,514
NET ASSETS, BEGINNING OF PERIOD	811,497,332	725,774,158	423,466,880	406,511,942	246,246,105	33,846,591
NET ASSETS, END OF PERIOD	$831,110,839	$811,497,332	$426,482,093	$423,466,880	$261,777,737	$246,246,105
OTHER INFORMATION:
Shares outstanding at the beginning of period	341,581,939	339,245,640	211,396,296	209,390,329	199,327,799	31,714,079
Shares sold	8,061,226	19,704,936	890,187	3,682,180	4,775,238	26,938,491
Shares issued as reinvestment of dividends	—	13,427,417	—	23,099,870	—	3,270,732
Shares issued in connection with fund reorganizations (Note 6)	—	—	—	—	—	145,227,730
Shares redeemed	(22,227,299)	(30,796,054)	(13,523,916)	(24,776,083)	(10,470,947)	(7,823,233)
Net increase (decrease)	(14,166,073)	2,336,299	(12,633,729)	2,005,967	(5,695,709)	167,613,720
Shares outstanding at the end of period	327,415,866	341,581,939	198,762,567	211,396,296	193,632,090	199,327,799

The accompanying notes are an integral part of these financial statements.
40

	Small Cap Growth Fund		Mid Cap Value Fund		Mid-Cap Equity Index Fund
	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$(278,798)	$(190,952)	$418,629	$400,013	$3,205,623	$5,171,222
Net realized gain (loss) on investments and futures contracts	16,652,095	9,242,313	216,521	378,136	15,700,094	22,667,917
Unrealized appreciation (depreciation) of investments and futures contracts	3,364,641	12,504,469	2,639,466	2,711,947	23,558,148	6,178,562
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	19,737,938	21,555,830	3,274,616	3,490,096	42,463,865	34,017,701
DIVIDEND DISTRIBUTIONS (Note 5)
From net investment income	—	—	—	(388,178)	—	(5,364,688)
From capital gains	—	(4,977,945)	—	(235,976)	—	(22,309,971)
Total distributions	—	(4,977,945)	—	(624,154)	—	(27,674,659)
CAPITAL SHARE TRANSACTIONS (Notes 4 and 6):
Net proceeds from sale of shares	5,375,262	27,231,756	16,792,312	21,479,086	29,959,287	32,420,061
Dividends reinvested	—	4,977,945	—	624,154	—	27,674,659
Proceeds from fund reorganizations (Note 6)	—	169,534,395	—	—	—	—
Cost of shares redeemed	(14,072,277)	(19,022,097)	(2,599,073)	(3,025,444)	(22,135,601)	(66,976,767)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	(8,697,015)	182,721,999	14,193,239	19,077,796	7,823,686	(6,882,047)
INCREASE (DECREASE) IN NET ASSETS	11,040,923	199,299,884	17,467,855	21,943,738	50,287,551	(539,005)
NET ASSETS, BEGINNING OF PERIOD	223,528,526	24,228,642	33,147,391	11,203,653	356,990,327	357,529,332
NET ASSETS, END OF PERIOD	$234,569,449	$223,528,526	$50,615,246	$33,147,391	$407,277,878	$356,990,327
OTHER INFORMATION:
Shares outstanding at the beginning of period	188,200,676	22,964,804	27,416,448	10,540,041	229,128,404	233,305,253
Shares sold	4,439,427	23,519,364	13,127,967	18,979,609	17,936,538	20,176,349
Shares issued as reinvestment of dividends	—	4,191,202	—	516,772	—	17,814,367
Shares issued in connection with fund reorganizations (Note 6)	—	154,363,827	—	—	—	—
Shares redeemed	(11,440,891)	(16,838,521)	(1,998,069)	(2,619,974)	(13,444,944)	(42,167,565)
Net increase (decrease)	(7,001,464)	165,235,872	11,129,898	16,876,407	4,491,594	(4,176,849)
Shares outstanding at the end of period	181,199,212	188,200,676	38,546,346	27,416,448	233,619,998	229,128,404

The accompanying notes are an integral part of these financial statements.
41

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) (Continued)

	Composite Fund		Conservative Allocation Fund		Moderate Allocation Fund
	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$3,105,828	$6,113,407	$—	$452,679	$—	$2,125,838
Net realized gain (loss) on investments and futures contracts	5,802,117	5,468,807	51,957	83,210	491,906	1,668,541
Unrealized appreciation (depreciation) of investments and futures contracts	362,530	11,584,858	321,617	266,775	3,367,527	2,086,148
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,270,475	23,167,072	373,574	802,664	3,859,433	5,880,527
DIVIDEND DISTRIBUTIONS (Note 5)
From net investment income	—	(5,905,979)	—	(416,761)	—	(2,160,569)
From capital gains	—	—	—	(221,257)	—	(1,885,795)
Total distributions	—	(5,905,979)	—	(638,018)	—	(4,046,364)
CAPITAL SHARE TRANSACTIONS (Notes 4 and 6):
Net proceeds from sale of shares	1,705,315	4,252,998	3,412,961	5,165,830	11,973,398	19,189,928
Dividends reinvested	—	5,905,979	—	638,018	—	4,046,364
Proceeds from fund reorganizations (Note 6)	—	—	—	—	—	—
Cost of shares redeemed	(14,506,528)	(30,439,481)	(966,050)	(4,108,313)	(2,931,653)	(4,999,532)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	(12,801,213)	(20,280,504)	2,446,911	1,695,535	9,041,745	18,236,760
INCREASE (DECREASE) IN NET ASSETS	(3,530,738)	(3,019,411)	2,820,485	1,860,181	12,901,178	20,070,923
NET ASSETS, BEGINNING OF PERIOD	229,345,972	232,365,383	13,030,927	11,170,746	76,314,849	56,243,926
NET ASSETS, END OF PERIOD	$225,815,234	$229,345,972	$15,851,412	$13,030,927	$89,216,027	$76,314,849
OTHER INFORMATION:
Shares outstanding at the beginning of period	148,173,743	161,982,972	12,771,880	11,134,470	66,772,504	50,880,141
Shares sold	1,049,691	2,758,176	3,289,226	5,029,915	10,195,706	16,748,563
Shares issued as reinvestment of dividends	—	3,949,199	—	624,905	—	3,540,576
Shares issued in connection with fund reorganizations (Note 6)	—	—	—	—	—	—
Shares redeemed	(9,197,635)	(20,516,604)	(932,191)	(4,017,410)	(2,496,222)	(4,396,776)
Net increase (decrease)	(8,147,944)	(13,809,229)	2,357,035	1,637,410	7,699,484	15,892,363
Shares outstanding at the end of period	140,025,799	148,173,743	15,128,915	12,771,880	74,471,988	66,772,504

The accompanying notes are an integral part of these financial statements.
42

	Aggressive Allocation Fund		Money Market Fund		Mid-Term Bond Fund
	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$—	$1,658,329	$6,303,784	$8,786,167	$2,309,576	$3,187,206
Net realized gain (loss) on investments and futures contracts	394,936	3,262,896	(85)	24	(414,182)	(557,134)
Unrealized appreciation (depreciation) of investments and futures contracts	4,817,928	1,853,052	(864)	454	(536,670)	875,588
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,212,864	6,774,277	6,302,835	8,786,645	1,358,724	3,505,660
DIVIDEND DISTRIBUTIONS (Note 5)
From net investment income	—	(1,599,186)	—	(8,602,243)	—	(3,191,812)
From capital gains	—	(3,334,117)	—	—	—	—
Total distributions	—	(4,933,303)	—	(8,602,243)	—	(3,191,812)
CAPITAL SHARE TRANSACTIONS (Notes 4 and 6):
Net proceeds from sale of shares	13,040,200	20,732,045	71,782,428	169,477,576	7,186,025	11,379,662
Dividends reinvested	—	4,933,303	—	8,602,243	—	3,191,812
Proceeds from fund reorganizations (Note 6)	—	—	—	—	—	33,432,403
Cost of shares redeemed	(1,817,326)	(2,423,783)	(42,194,423)	(69,277,507)	(6,902,092)	(12,683,943)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	11,222,874	23,241,565	29,588,005	108,802,312	283,933	35,319,934
INCREASE (DECREASE) IN NET ASSETS	16,435,738	25,082,539	35,890,840	108,986,714	1,642,657	35,633,782
NET ASSETS, BEGINNING OF PERIOD	72,621,797	47,539,258	238,689,469	129,702,755	107,077,036	71,443,254
NET ASSETS, END OF PERIOD	$89,057,535	$72,621,797	$274,580,308	$238,689,469	$108,719,693	$107,077,036
OTHER INFORMATION:
Shares outstanding at the beginning of period	57,189,062	39,032,769	197,536,255	108,513,501	114,968,714	77,559,677
Shares sold	9,919,540	16,169,487	58,603,114	138,825,990	7,633,196	12,157,911
Shares issued as reinvestment of dividends	—	3,884,947	—	7,117,774	—	3,426,418
Shares issued in connection with fund reorganizations (Note 6)	—	—	—	—	—	35,427,766
Shares redeemed	(1,384,600)	(1,898,141)	(34,582,296)	(56,921,010)	(7,338,088)	(13,603,058)
Net increase (decrease)	8,534,940	18,156,293	24,020,818	89,022,754	295,108	37,409,037
Shares outstanding at the end of period	65,724,002	57,189,062	221,557,073	197,536,255	115,263,822	114,968,714

The accompanying notes are an integral part of these financial statements.
43

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) (Continued)

	Bond Fund
	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$8,655,225	$16,724,045
Net realized gain (loss) on investments and futures contracts	(96,060)	(2,938,762)
Unrealized appreciation (depreciation) of investments and futures contracts	(3,831,173)	1,624,799
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,727,992	15,410,082
DIVIDEND DISTRIBUTIONS (Note 5)
From net investment income	—	(15,711,330)
From capital gains	—	—
Total distributions	—	(15,711,330)
CAPITAL SHARE TRANSACTIONS (Notes 4 and 6):
Net proceeds from sale of shares	22,390,847	30,705,904
Dividends reinvested	—	15,711,330
Proceeds from fund reorganizations (Note 6)	—	—
Cost of shares redeemed	(21,213,107)	(71,460,930)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	1,177,740	(25,043,696)
INCREASE (DECREASE) IN NET ASSETS	5,905,732	(25,344,944)
NET ASSETS, BEGINNING OF PERIOD	343,489,831	368,834,775
NET ASSETS, END OF PERIOD	$349,395,563	$343,489,831
OTHER INFORMATION:
Shares outstanding at the beginning of period	273,438,407	293,607,621
Shares sold	17,595,743	24,001,093
Shares issued as reinvestment of dividends	—	12,503,843
Shares issued in connection with fund reorganizations (Note 6)	—	—
Shares redeemed	(16,641,074)	(56,674,150)
Net increase (decrease)	954,669	(20,169,214)
Shares outstanding at the end of period	274,393,076	273,438,407

The accompanying notes are an integral part of these financial statements.
44

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MUTUAL OF AMERICA INVESTMENT CORPORATION
FINANCIAL HIGHLIGHTS

Income from investment operations and distributions per share for a Fund share outstanding throughout the six months ended June 30, 2007 and each of the five years ended December 31, (or since the Fund's inception date if in existence less than five years) and other supplementary data with respect to each Fund are presented below and in the pages following:

	Equity Index Fund							All America Fund
	Six Months Ended June 30, 2007		Years Ended December 31,					Six Months Ended June 30, 2007		Years Ended December 31,
	(Unaudited)		2006	2005	2004	2003	2002	(Unaudited)		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year/Period	$2.38		$2.14	$2.12	$1.95	$1.54	$2.02	$2.00		$1.94	$2.05	$2.12	$1.60	$2.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	0.02		0.04	0.04	0.05	0.03	0.03	0.02		0.02	0.01	0.02	0.01	0.03
Net Realized and Unrealized Gains (Losses) on Securities	0.14		0.30	0.06	0.17	0.41	(0.48)	0.13		0.28	0.06	0.15	0.52	(0.50)
Total From Investment Operations	0.16		0.34	0.10	0.22	0.44	(0.45)	0.15		0.30	0.07	0.17	0.53	(0.47)
Less Dividend Distributions: From Net Investment Income	—		(0.04)	(0.03)	(0.04)	(0.03)	(0.03)	—		(0.03)	(0.01)	(0.02)	(0.01)	(0.02)
From Capital Gains	—		(0.06)	(0.05)	(0.01)	—	—	—		(0.21)	(0.17)	(0.22)	—	—
Total Distributions	—		(0.10)	(0.08)	(0.05)	(0.03)	(0.03)	—		(0.24)	(0.18)	(0.24)	(0.01)	(0.02)
Net Asset Value, End of Year/Period	$2.54		$2.38	$2.14	$2.12	$1.95	$1.54	$2.15		$2.00	$1.94	$2.05	$2.12	$1.60
Total Return (%)(b)	6.85	(c)	15.59	4.81	10.69	28.32	(22.14)	7.11	(c)	15.74	3.71	8.23	33.01	(22.38)
Net Assets, End of Year/Period ($ millions)	831		811	726	722	618	390	426		423	407	458	492	421
Ratio of Net Investment Income to Average Net Assets (%)	1.81	(d)	1.85	1.76	1.91	1.65	1.49	1.34	(d)	1.36	1.17	1.16	0.84	0.80
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.16	(d)	0.17	0.24	0.22	0.21	0.20	0.49	(d)	0.52	0.64	0.62	0.61	0.58
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.16	(d)	0.14	0.13	0.13	0.13	0.13	0.49	(d)	0.49	0.50	0.50	0.50	0.50
Portfolio Turnover Rate (%)(a)	1.81	(c)	4.91	9.36	4.87	0.89	7.36	10.60	(c)	33.84	48.00	53.03	76.73	85.27

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement through April 30, 2006 (Note 2).

(c)  Not annualized.

(d)  Annualized.

(e)  For the period July 1, 2005 (commencement of operations) through December 31, 2005.

(f)  Excludes expenses of the underlying funds.

(g)  For the period May 20, 2003 (commencement of operations) through December 31, 2003.

N/A = Not Applicable

The accompanying notes are an integral part of these financial statements.
46

	Small Cap Value Fund				Small Cap Growth Fund
	Six Months Ended June 30, 2007	Year Ended December 31,	Period Ended December 31		Six Months Ended June 30, 2007		Year Ended December 31,	Period Ended December 31,
	(Unaudited)	2006	2005(e)		(Unaudited)		2006	2005(e)
Net Asset Value, Beginning of Year/Period	$1.24	$1.07	$1.00		$1.19		$1.06	$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	0.01	0.01	0.01		—		—	—
Net Realized and Unrealized Gains (Losses) on Securities	0.10	0.18	0.07		0.10		0.16	0.06
Total From Investment Operations	0.11	0.19	0.08		0.10		0.16	0.06
Less Dividend Distributions: From Net Investment Income	—	(0.01)	(0.01)		—		—	—
From Capital Gains	—	(0.01)	—		—		(0.03)	—
Total Distributions	—	(0.02)	(0.01)		—		(0.03)	—
Net Asset Value, End of Year/Period	$1.35	$1.24	$1.07		$1.29		$1.19	$1.06
Total Return (%)(b)	9.44	17.68	7.61	(c)	9.00	(c)	15.14	5.49	(c)
Net Assets, End of Year/Period ($ millions)	262	246	34		235		224	24
Ratio of Net Investment Income to Average Net Assets (%)	1.00	1.42	1.19	(d)	(0.24	)(d)	(0.20)	0.00	(d)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.84	0.81	0.96	(d)	0.84	(d)	0.83	0.95	(d)
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.84	0.80	0.84	(d)	0.84	(d)	0.81	0.83	(d)
Portfolio Turnover Rate (%)(a)	23.75 (c)	62.55	32.67	(c)	39.21	(c)	85.67	64.38	(c)

The accompanying notes are an integral part of these financial statements.
47

MUTUAL OF AMERICA INVESTMENT CORPORATION
FINANCIAL HIGHLIGHTS (Continued)

	Mid Cap Value Fund					Mid-Cap Equity Index Fund
	Six Months Ended June 30, 2007		Year Ended December 31,	Period Ended December 31,		Six Months Ended June 30, 2007		Years Ended December 31,
	(Unaudited)		2006	2005(e)		(Unaudited)		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year/Period	$1.21		$1.06	$1.00		$1.56		$1.53	$1.46	$1.30	$0.97	$1.16
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	0.01		0.01	0.01		0.01		0.02	0.02	0.01	0.01	0.01
Net Realized and Unrealized Gains (Losses) on Securities	0.09		0.16	0.06		0.17		0.14	0.16	0.19	0.33	(0.18)
Total From Investment Operations	0.10		0.17	0.07		0.18		0.16	0.18	0.20	0.34	(0.17)
Less Dividend Distributions: From Net Investment Income	—		(0.01)	(0.01)		—		(0.03)	(0.02)	(0.01)	(0.01)	—
From Capital Gains	—		(0.01)	—		—		(0.10)	(0.09)	(0.03)	—	(0.02)
Total Distributions	—		(0.02)	(0.01)		—		(0.13)	(0.11)	(0.04)	(0.01)	(0.02)
Net Asset Value, End of Year/Period	$1.31		$1.21	$1.06		$1.74		$1.56	$1.53	$1.46	$1.30	$0.97
Total Return (%)(b)	8.60	(c)	15.93	6.91	(c)	11.89	(c)	10.1	12.5	16.28	35.23	(15.24)
Net Assets, End of Year/Period ($ millions)	51		33	11		407		357	358	295	217	114
Ratio of Net Investment Income to Average Net Assets (%)	1.91	(d)	1.69	1.76	(d)	1.66	(d)	1.40	1.37	1.08	1.06	1.00
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.63	(d)	0.70	0.75	(d)	0.16	(d)	0.17	0.25	0.24	0.22	0.25
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.63	(d)	0.66	0.62	(d)	0.16	(d)	0.14	0.13	0.13	0.13	0.13
Portfolio Turnover Rate (%)(a)	16.17	(c)	30.41	14.39	(c)	8.69	(c)	16.02	18.65	15.73	7.87	28.11

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Total return would have been lower had non-investment advisory expenses not been reduced via expense reimbursement through April 30, 2006 (Note 2).

(c)  Not annualized.

(d)  Annualized.

(e)  For the period July 1, 2005 (commencement of operations) through December 31, 2005.

(f)  Excludes expenses of the underlying funds.

(g)  For the period May 20, 2003 (commencement of operations) through December 31, 2003.

N/A = Not Applicable

The accompanying notes are an integral part of these financial statements.
48

	Composite Fund
	Six Months Ended June 30, 2007		Years Ended December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year/Period	$1.55		$1.43	$1.46	$1.40	$1.22	$1.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	0.02		0.05	0.04	0.04	0.03	0.02
Net Realized and Unrealized Gains (Losses) on Securities	0.04		0.11	(0.03)	0.06	0.18	(0.13)
Total From Investment Operations	0.06		0.16	0.01	0.10	0.21	(0.11)
Less Dividend Distributions: From Net Investment Income	—		(0.04)	(0.04)	(0.04)	(0.03)	(0.02)
From Capital Gains	—		—	—	—	—	(0.02)
Total Distributions	—		(0.04)	(0.04)	(0.04)	(0.03)	(0.04)
Net Asset Value, End of Year/Period	$1.61		$1.55	$1.43	$1.46	$1.40	$1.22
Total Return (%)(b)	4.19	(c)	10.8	0.96	6.34	18.23	(7.51)
Net Assets, End of Year/Period ($ millions)	226		229	232	257	259	225
Ratio of Net Investment Income to Average Net Assets (%)	2.74	(d)	2.7	2.48	2.46	2.59	3.37
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.49	(d)	0.52	0.63	0.61	0.63	0.58
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.49	(d)	0.48	0.50	0.50	0.50	0.50
Portfolio Turnover Rate (%)(a)	12.30	(c)	26.77	93.84	94.56	177.43	204.99

The accompanying notes are an integral part of these financial statements.
49

MUTUAL OF AMERICA INVESTMENT CORPORATION
FINANCIAL HIGHLIGHTS (Continued)

	Conservative Allocation Fund							Moderate Allocation Fund
	Six Months Ended June 30, 2007		Years Ended December 31,					Six Months Ended December 31, 2007		Years Ended December 31,
	(Unaudited)		2006	2005	2004	2003(g)		(Unaudited)		2006	2005	2004	2003(g)
Net Asset Value, Beginning of Period	$1.02		$1.00	$1.02	$1.01	$1.00		$1.14		$1.11	$1.11	$1.08	$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	—		0.04	0.03	0.03	0.01		—		0.03	0.03	0.03	0.01
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.03		0.03	(0.01)	0.02	0.05		0.06		0.06	0.02	0.06	0.11
Total From Investment Operations	0.03		0.07	0.02	0.05	0.06		0.06		0.09	0.05	0.09	0.12
Less Dividend Distributions: From Net Investment Income	—		(0.03)	(0.03)	(0.03)	(0.01)		—		(0.03)	(0.03)	(0.03)	(0.01)
From Capital Gains	—		(0.02)	(0.01)	(0.01)	(0.04)		—		(0.03)	(0.02)	(0.03)	(0.03)
Total Distributions	—		(0.05)	(0.04)	(0.04)	(0.05)		—		(0.06)	(0.05)	(0.06)	(0.04)
Net Asset Value, End of Period	$1.05		$1.02	$1.00	$1.02	$1.01		$1.20		$1.14	$1.11	$1.11	$1.08
Total Return (%)(b)	2.69	(c)	6.96	2.30	4.72	5.32	(c)	4.82	(c)	9.20	4.35	8.27	11.73	(c)
Net Assets, End of Period ($ millions)	16		13	11	8	3		89		76	56	37	15
Ratio of Net Investment Income to Average Net Assets (%)	0.00	(f)	4.11	3.39	4.51	8.59	(d)	0.00	(f)	3.30	3.28	3.81	8.85	(d)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.00	(f)	0.00 (f)	0.00 (f)	0.00 (f)	0.00	(d)(f)	0.00	(f)	0.00 (f)	0.00 (f)	0.00 (f)	0.00	(d)(f)
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.00	(f)	0.00 (f)	0.00 (f)	0.00 (f)	0.00	(d)(f)	0.00	(f)	0.00 (f)	0.00 (f)	0.00 (f)	0.00	(d)(f)
Portfolio Turnover Rate (%)(a)	6.30	(c)	48.90	8.39	92.83	66.44	(c)	4.89	(c)	9.74	14.09	99.27	18.44	(c)

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Total return would have been lower had non-investment advisory expenses not been reduced via expense reimbursement through April 30, 2006 (Note 2).

(c)  Not annualized.

(d)  Annualized.

(e)  For the period July 1, 2005 (commencement of operations) through December 31, 2005.

(f)  Excludes expenses of the underlying funds.

(g)  For the period May 20, 2003 (commencement of operations) through December 31, 2003.

N/A = Not Applicable

The accompanying notes are an integral part of these financial statements.
50

	Aggressive Allocation Fund
	Six Months Ended June 30, 2007		Years Ended December 31,
	(Unaudited)		2006	2005	2004	2003(g)
Net Asset Value, Beginning of Period	$1.27		$1.22	$1.21	$1.17	$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	—		0.03	0.02	0.02	0.03
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.09		0.11	0.05	0.09	0.17
Total From Investment Operations	0.09		0.14	0.07	0.11	0.20
Less Dividend Distributions: From Net Investment Income	—		(0.03)	(0.02)	(0.03)	(0.01)
From Capital Gains	—		(0.06)	(0.04)	(0.04)	(0.02)
Total Distributions	—		(0.09)	(0.06)	(0.07)	(0.03)
Net Asset Value, End of Period	$1.36		$1.27	$1.22	$1.21	$1.17
Total Return (%)(b)	6.70	(c)	11.87	5.78	9.92	19.27	(c)
Net Assets, End of Period ($ millions)	89		73	48	30	11
Ratio of Net Investment Income to Average Net Assets (%)	—		2.82	2.58	2.98	6.48	(d)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.00	(f)	0.00 (f)	0.00 (f)	0.00 (f)	0.00	(d)(f)
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.00	(f)	0.00 (f)	0.00 (f)	0.00 (f)	0.00	(d)(f)
Portfolio Turnover Rate (%)(a)	3.56	(c)	6.72	14.96	48.24	26.92	(c)

The accompanying notes are an integral part of these financial statements.
51

MUTUAL OF AMERICA INVESTMENT CORPORATION
FINANCIAL HIGHLIGHTS (Continued)

	Money Market Fund							Mid-Term Bond Fund
	Six Months Ended June 30, 2007		Years Ended December 31,					Six Months Ended June 30, 2007		Years Ended December 31,
	(Unaudited)		2006	2005	2004	2003	2002	(Unaudited)		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year/Period	$1.21		$1.20	$1.19	$1.18	$1.19	$1.19	$0.93		$0.92	$0.94	$0.96	$0.98	$0.91
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Income (Loss) From Investment Operations:
Net Investment Income	0.03		0.05	0.04	0.02	0.01	0.02	0.02		0.03	0.03	0.02	0.03	0.03
Net Realized and Unrealized Gains (Losses) on Securities	—		—	—	—	(0.01)	—	(0.01)		0.01	(0.02)	(0.01)	—	0.07
Total From Investment Operations	0.03		0.05	0.04	0.02	—	0.02	0.01		0.04	0.01	0.01	0.03	0.10
Less Dividend Distributions: From Net Investment Income	—		(0.04)	(0.03)	(0.01)	(0.01)	(0.02)	—		(0.03)	(0.03)	(0.03)	(0.04)	(0.03)
From Capital Gains	—		—	—	—	—	—	—		—	—	—	(0.01)	—
Total Distributions	—		(0.04)	(0.03)	(0.01)	(0.01)	(0.02)	—		(0.03)	(0.03)	(0.03)	(0.05)	(0.03)
Net Asset Value, End of Year/Period	$1.24		$1.21	$1.20	$1.19	$1.18	$1.19	$0.94		$0.93	$0.92	$0.94	$0.96	$0.98
Total Return (%)(b)	2.56	(c)	4.89	2.97	1.10	0.84	1.45	1.27	(c)	4.22	0.77	2.26	2.76	9.66
Net Assets, End of Year/Period ($ millions)	275		239	130	78	74	93	109		107	71	73	75	88
Ratio of Net Investment Income to Average Net Assets (%)	5.08	(d)	4.83	3.05	1.12	0.90	1.48	4.29	(d)	3.88	3.30	3.25	3.23	4.11
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.24	(d)	0.24	0.38	0.38	0.38	0.33	0.49	(d)	0.50	0.66	0.65	0.64	0.62
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.24	(d)	0.22	0.25	0.25	0.25	0.25	0.49	(d)	0.47	0.50	0.50	0.50	0.50
Portfolio Turnover Rate (%)(a)	N/A		N/A	N/A	N/A	N/A	N/A	23.76	(c)	30.91	21.99	27.23	41.55	106.79

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Total return would have been lower had non-investment advisory expenses not been reduced via expense reimbursement through April 30, 2006 (Note 2).

(c)  Not annualized.

(d)  Annualized.

(e)  For the period July 1, 2005 (commencement of operations) through December 31, 2005.

(f)  Excludes expenses of the underlying funds.

(g)  For the period May 20, 2003 (commencement of operations) through December 31, 2003.

N/A = Not Applicable

The accompanying notes are an integral part of these financial statements.
52

	Bond Fund
	Six Months Ended June 30, 2007		Years Ended December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year/Period	$1.26		$1.26	$1.29	$1.29	$1.27	$1.30
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Income (Loss) From Investment Operations:
Net Investment Income	0.03		0.06	0.06	0.06	0.07	0.09
Net Realized and Unrealized Gains (Losses) on Securities	(0.02)		—	(0.03)	—	0.02	(0.01)
Total From Investment Operations	0.01		0.06	0.03	0.06	0.09	0.08
Less Dividend Distributions: From Net Investment Income	—		(0.06)	(0.06)	(0.06)	(0.07)	(0.08)
From Capital Gains	—		—	—	—	—	(0.03)
Total Distributions	—		(0.06)	(0.06)	(0.06)	(0.07)	(0.11)
Net Asset Value, End of Year/Period	$1.27		$1.26	$1.26	$1.29	$1.29	$1.27
Total Return (%)(b)	1.36	(c)	4.79	1.79	4.61	6.73	6.75
Net Assets, End of Year/Period ($ millions)	349		343	369	369	349	437
Ratio of Net Investment Income to Average Net Assets (%)	4.99	(d)	4.84	4.30	4.44	5.10	6.38
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.49	(d)	0.50	0.61	0.59	0.60	0.57
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.49	(d)	0.47	0.50	0.50	0.50	0.50
Portfolio Turnover Rate (%)(a)	7.43	(c)	19.03	23.27	35.12	72.09	76.91

The accompanying notes are an integral part of these financial statements.
53

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.  SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Mutual of America Investment Corporation (the "Investment Company") is a diversified, open-end management investment company — a type of company commonly known as a "mutual fund". It is registered as such under the Investment Company Act of 1940 (the "Investment Company Act"). The Investment Company was formed on February 21, 1986 as a Maryland corporation and principally offers its shares exclusively to separate accounts of Mutual of America Life Insurance Company ("Mutual of America Life") and its affiliates. As a "series" type mutual fund, the Investment Company issues separate classes (or series) of capital stock, each of which represents a separate Fund of investments. At June 30, 2007, there were thirteen Funds: Equity Index Fund, All America Fund, Small Cap Value Fund, Small Cap Growth Fund, Mid Cap Value Fund, Mid-Cap Equity Index Fund, Composite Fund, Money Market Fund, Mid-Term Bond Fund, Bond Fund; a Conservative Allocation Fund, a Moderate Allocation Fund and an Aggressive Allocation Fund (collectively "Allocation Funds"). The Small Cap Value Fund, Small Cap Growth Fund and the Mid Cap Value Fund began operations on July 1, 2005. The Allocation Funds began operations on May 20, 2003.

Investment Company shares are issued to Mutual of America Life, and on a limited basis, to Wilton Reassurance Life Company of New York (formerly The American Life Insurance Company of New York), for allocation to their Separate Accounts as a funding medium for variable accumulation annuity contracts and variable life insurance policies. In addition, shares of selected equity and fixed income funds of the Investment Company are directly issued to one or more of the Investment Company's Allocation Funds.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by the Investment Company, which are in conformity with U.S. generally accepted accounting principles:

Security Valuation — Investment securities are valued as follows:

Equity securities are valued at the last sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For any equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

The Allocation Funds value their investments in the underlying Funds of the Investment Company at their respective net asset values.

Debt securities are valued on the basis of prices obtained from an independent pricing source. The pricing source may utilize various pricing methodologies that incorporate both dealer supplied valuations and analytical modeling techniques which consider factors such as yield, quality, coupon rate, maturity, issue type, broker quotes and trading characteristics to derive a valuation. In the rare instance when such a price is not available from an independent pricing source, a fair value is used, as determined in good faith by the Adviser, in accordance with procedures adopted by the Board of Directors of the Investment Company.

Short-term debt investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities which mature in more than 60 days are stated at market value.

Investment Transactions — Investment transactions are accounted for as of the trade date. Realized gains and losses on the sale of short and long-term debt securities are computed on the basis of amortized cost at the time of sale. Realized gains and losses on the sale of stock are based on the identified cost basis of the security, determined on the first-in, first-out ("FIFO") basis.

Equity-type funds with an indexed portfolio component may, in order to remain more fully invested in the equity markets while minimizing transaction costs, purchase stock index futures contracts. Initial cash margin deposits (represented by cash or Treasury bills) are made upon entering into futures contracts. (This initial margin, maintained in a segregated account, is equal to approximately 5%-6% of the contract amount, and does not involve the borrowing of funds to finance the transaction.) During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the

54

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

1.  SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

market value of the contract at the end of each trading day. Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized gains or losses are incurred, variation margin payments are received or made. When the contract is closed, a realized gain or loss from futures transactions is recorded, equal to the net variation margin received or paid over the period the contract was outstanding. The "Underlying Face Amount at Value" (appearing in the "Summary Portfolio of Investments in Securities") representing the aggregate of outstanding contractual amounts under futures contracts reflects the extent of a Fund's exposure to off-balance sheet risk. The use of futures transactions involves the risk of imperfect correlation in the price movements of the contract and the underlying securities.

Each of the Allocation Funds invests in equity (stock) funds and fixed income (bond) funds and targets different percentages to these asset classes. The targets reflect three different approaches to asset allocation based on risk tolerance.

The Allocation Funds invest in the following underlying funds of the Investment Company in accordance with the percentage allocations noted:

Conservative Allocation:	Equity Index (25%), Bond (30%),

Mid-Term Bond (45%).

Moderate Allocation:	Equity Index (35%), Bond (30%),

Mid-Term Bond (20%), Mid-Cap Equity Index (15%).

Aggressive Allocation:	Equity Index (45%), Bond (25%),

Mid-Cap Equity Index (20%), Small Cap Value (5%), Small Cap Growth (5%).

Generally, rebalancing of the Allocation Funds' holdings are performed on a monthly basis.

Investment Income — Interest income, accretion of discount and amortization of premium are recorded daily on an accrual basis. A debt obligation may cease accrual of income and result in a reduction to interest income when the collection of all or a portion of current and past due interest is in doubt. Dividend income is recorded on the ex-dividend date. Foreign source tax withheld from dividends is recorded as a reduction from dividend income. Should reclamation efforts succeed, such amounts are recorded as income upon collection.

Distributions to Shareholders ("Dividends") — Distributions to shareholders are recorded on the ex-dividend date. It is the Investment Company's policy to make distributions of its net investment income and to distribute net realized gains, if any, on an annual basis, in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Accordingly, periodic reclassifications (which do not impact the funds' net asset values) are made within the funds' capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Federal Income Taxes — Each Fund in the Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income or excise tax provision is required.

In June 2006, the Financial Accounting Standards Board ("FASB"), issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("Fin 48"), which became effective in 2007. Fin 48 requires the evaluation of tax positions taken in the course of preparing a fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in management's judgment, will not be fully realized.

As of June 30, 2007, management has evaluated the implications of Fin 48 and does not currently anticipate a material impact to any of the funds' financial statements. Management will continue to monitor the Fund's tax positions prospectively for potential future impacts. Tax returns for the years ended December 31, 2003 through 2006 for each Fund of the Investment Company remain subject to examination by the Internal Revenue Service.

55

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

1.  SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

At June 30, 2007, the Funds had the following capital loss carryforwards to offset net capital gains, to the extent provided by Federal income tax regulations.

Expiring on December 31,	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
2007	$—	$—	$—	$—	$—
2008	—	—	—	—	—
2009	—	—	—	—	—
2010	—	—	—	—	—
2011	—	—	—	—	—
2012	—	—	—	—	—
2013	—	—	—	—	—
2014	—	—	—	—	—
2015	—	—	—	—	—
Total	$—	$—	$—	$—	$—
Expiring on December 31,	Mid-Cap Equity Index Fund	Composite Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
2007	$—	$—	$—	$—	$—
2008	—	—	—	—	—
2009	—	13,706,238	—	—	—
2010	—	20,417,938	—	—	—
2011	—	—	—	—	—
2012	—	—	—	—	—
2013	—	—	—	—	—
2014	—	—	—	—	—
2015	—	—	—	—	—
Total	$—	$34,124,176	$—	$—	$—

Expiring on December 31,	Money Market Fund	Mid-Term Bond Fund	Bond Fund
2007	$1,434	$101	$—
2008	5,103	—	—
2009	—	—	—
2010	295	111,136	—
2011	—	56,820	23,117,159
2012	1,539	58,241	171,797
2013	4	283,503	439,879
2014	—	733,301	3,306,785
2015	92	414,182	179,780
Total	$8,467	$1,657,284	$27,215,400

2.  EXPENSES

The Investment Company has an Investment Advisory Agreement with Mutual of America Capital Management Corporation ("the Adviser"), an indirect wholly-owned subsidiary of Mutual of America Life. Effective May 1, 2006, for providing investment management services to each of the Funds of the Investment Company, the Adviser receives a fee, calculated as a daily charge, at the annual rate of .075% of the value of the net assets of the Equity Index Fund and the Mid-Cap Equity Index Fund, .15% of the value of the net assets of the Money Market Fund, .40% of the value of the net assets of the All America Fund, Composite Fund, Mid-Term Bond Fund and Bond Fund, .55% of the value of the net assets of the Mid Cap Value Fund and .75% of the value of the net assets of the Small Cap Value Fund and Small Cap Growth Fund.

56

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

2.  EXPENSES (CONTINUED)

Prior to May 1, 2006, the Adviser's investment management fee was .125% of the value of the net assets of the Equity Index Fund and the Mid-Cap Equity Index Fund, .25% of the value of the net assets of the Money Market Fund, .50% of the value of the net assets of the All America Fund, Composite Fund, Mid-Term Bond Fund and Bond Fund, .65% of the value of the net assets of the Mid Cap Value Fund and .85% of the value of the net assets of the Small Cap Value Fund and Small Cap Growth Fund.

The Adviser does not assess a fee for investment management to the Allocation Funds. However, shareholders in the Allocation Funds will indirectly bear their pro-rata share of the investment management fees incurred by the underlying Funds in which they invest.

Through April 30, 2006, the Adviser contractually limited the expenses of each Fund, other than for brokers commissions and other fees relating to portfolio transactions, to the amount of the advisory fee paid by the Funds to the Adviser. Effective May 1, 2006, the Adviser terminated its expense limitation policy and each Fund is charged with the full amount of its expenses.

Under a Sub-Advisory Agreement for the All America Fund, through July 27, 2005 the Adviser delegated investment advisory responsibilities to a subadviser responsible for providing management services for a portion of the Funds assets. The Adviser (not the Fund) was responsible for compensation payable under such Sub-Advisory Agreement.

3.  INVESTMENTS

The cost of investment purchases and proceeds from sales of investments, excluding short-term securities and futures contracts, for the six months ended June 30, 2007 were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth	Mid Cap Value Fund
Cost of investment purchases	$16,000741	$43,367,065	$57,341,754	$86,278,776	$16,429,080
Proceeds from sales of investments	$1,523,474,731	$79,245,571	$1,216,886,916	$858,771,011	$493,174,683
	Mid-Cap Equity Index Fund	Composite Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Cost of investment purchases	$31,609,520	$26,972,751	$3,350,450	$13,090,157	$14,089,444
Proceeds from sales of investments	$1,373,778,125	$540,206,923	$903,540	$4,048,412	$2,866,571

	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Cost of investment purchases	$—	$27,960,423	$37,248,882
Proceeds from sales of investments	$—	$149,943,757	$624,036,997

The cost of short-term security purchases for the Money Market Fund for the six months ended June 30, 2007, was $4,204,206,372; net proceeds from sales for the period were $4,174,904,308.

The components of net unrealized appreciation (depreciation) of investments for Federal income tax purposes and the cost of investments for Federal income tax purposes at June 30, 2007 for each of the funds were as follows. Differences with amounts reflected in the Statements of Assets and Liabilities arise principally from wash sales and the treatment of distributions from Real Estate Investment Trusts (REITs).

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth	Mid Cap Value Fund
Unrealized Appreciation	$244,331,248	$99,402,606	$37,239,602	$41,685,621	$6,408,693
Unrealized Depreciation	(29,225,753)	(17,347,331)	(7,305,941)	(4,389,829)	(612,176)
Net	$215,105,495	$82,055,275	$29,933,661	$37,295,792	$5,796,517
Cost of Investments	$615,835,099	$339,920,420	$230,829,790	$184,677,002	$44,583,949

57

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

3.  INVESTMENTS (CONTINUED)

	Mid-Cap Equity Index Fund	Composite Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Unrealized Appreciation	$100,500,781	$22,604,528	$431,310	$6,080,345	$8,221,534
Unrealized Depreciation	(16,900,393)	(5,206,716)	(148,139)	(698,314)	(405,269)
Net	$83,600,388	$17,397,812	$283,171	$5,382,031	$7,816,265
Cost of Investments	$323,213,535	$205,891,240	$15,568,241	$83,833,996	$81,241,270

	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Unrealized Appreciation	$—	$126,105	$3,143,373
Unrealized Depreciation	(1,205)	(1,832,842)	(9,860,338)
Net	$(1,205)	$(1,706,737)	$(6,716,965)
Cost of Investments	$274,577,793	$109,738,667	$355,372,891

4.  CAPITAL SHARE ACTIVITY

The Investment Company has registered an indefinite number of its capital shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. As of June 30, 2007, shares authorized were allocated into the 13 series of Funds as follows:

Authorized No. of Shares
Equity Index Fund	500,000,000
All America Fund	400,000,000
Small Cap Value Fund	450,000,000
Small Cap Growth Fund	450,000,000
Mid Cap Value Fund	100,000,000
Mid-Cap Equity Index Fund	400,000,000
Composite Fund	300,000,000
Conservative Allocation Fund	100,000,000
Moderate Allocation Fund	100,000,000
Aggressive Allocation Fund	100,000,000
Money Market Fund	250,000,000
Mid-Term Bond Fund	175,000,000
Bond Fund	450,000,000
Sub-Total	3,775,000,000
Shares to be allocated at the discretion of the Board of Directors	225,000,000
Total	4,000,000,000

5.  DIVIDENDS

No 2007 dividends were declared or paid as of June 30, 2007. It is the Investment Company's practice to declare and distribute such dividends at the end of the year in conformity with Internal Revenue Code regulations. On December 31, 2006, dividend distributions were declared and paid for each of the Funds from net investment income and, as applicable, from net realized gains on investment transactions. Additionally, remaining required distributions relating to 2005 were made in accordance with Internal Revenue Sec. 855(a) and paid on September 15, 2006. Pursuant to shareholders' instructions, substantially all dividend distributions throughout 2006 were immediately reinvested into their respective Funds. The tax character of the distributions paid during 2006 were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth	Mid Cap Value Fund
Ordinary Income (a)	$15,117,674	$13,611,537	$3,897,409	$1,641,006	$555,471
Long-Term Capital Gains (b)	$16,559,040	$32,697,314	$127,287	$3,336,939	$68,683

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

5.  DIVIDENDS (CONTINUED)

	Mid-Cap Equity Index Fund	Composite Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Ordinary Income (a)	$7,664,502	$5,905,979	$51,941	$2,283,248	$1,830,562
Long-Term Capital Gains (b)	$20,010,157	$—	$186,077	$1,763,116	$3,102,741

	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Ordinary Income (a)	$8,602,243	$3,191,812	$15,711,330
Long-Term Capital Gains (b)	$—	$—	$—

Notes:

No distribution paid during 2006 constituted a return of capital for Federal income tax purposes.

(a)  Includes distributions from Fund-level net short-term capital gains.

(b) To the extent reported, each Fund designates these amounts as capital gain dividends for Federal income tax purposes.

Undistributed net income and gains (losses) — As of June 30, 2007, undistributed net income and undistributed accumulated gain (loss) on a tax basis were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth	Mid Cap Value Fund
Accumulated undistributed net investment income	$8,262,230	$8,694,410	$7,638,030	$3,092,305	$418,629
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$3,686,081	$23,813,925	$2,542,442	$16,532,668	$376,297
Net unrealized appreciation (depreciation) of investments and futures contracts	$215,105,495	$82,055,275	$29,933,661	$37,295,792	$5,796,517
	Mid-Cap Equity Index Fund	Composite Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Accumulated undistributed net investment income	$4,713,063	$7,829,751	$19,051	$51,695	$66,675
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$21,280,947	$(34,086,240)	$53,213	$481,441	$435,683
Net unrealized appreciation (depreciation) of investments and futures contracts	$83,600,388	$17,397,812	$283,171	$5,382,031	$7,816,265

	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Accumulated undistributed net investment income	$6,562,971	$2,353,343	$9,836,987
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$(8,467)	$(2,004,318)	$(27,215,400)
Net unrealized appreciation (depreciation) of investments and futures contracts	$(1,205)	$(1,706,737)	$(6,716,985)

59

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

5.  DIVIDENDS (CONTINUED)

The difference between the components of distributable earnings on a tax basis and the amounts reflected in the statements of changes in net assets are primarily due to wash sales, post-October losses and the Federal income tax treatment of futures contracts.

Reclassifications — Periodically, the funds may reclassify book to tax differences as a result of the differences arising from the disallowance of net operating losses and other cumulative adjustments for Federal income tax purposes versus financial reporting purposes. Each Fund's net assets are not affected by these reclassifications.

During the six months ended June 30, 2007, no such reclassifications were made. During the year ended December 31, 2006, each of the Funds reclassified the following book to tax differences:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Accumulated undistributed net investment income	$(632,505)	$(143,803)	$2,404	$190,952	$(17,828)
Accumulated undistributed net realized gains (loss) on investments and futures contracts	632,505	143,803	(2,404)	(491,465)	17,828
Paid in capital	$—	$—	$—	$300,513	$—
	Mid-Cap Equity Index Fund	Composite Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Accumulated undistributed net investment income	$(320,980)	$(3,784)	$(34,051)	$(45,120)	$(74,583)
Accumulated undistributed net realized gains (loss) on investments and futures contracts	320,980	3,784	34,051	45,120	74,583
Paid in capital	$—	$—	$—	$—	$—

	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Accumulated undistributed net investment income	$—	$—	$—
Accumulated undistributed net realized gains (loss) on investments and futures contracts	2,207	(347,034)	—
Paid in capital	$(2,207)	$347,034	$—

These reclassifications were made as a result of the differences arising from the disallowance of net operating losses, expiration of capital loss carryforwards, distributions from REITs, distribution reclassifications and other cumulative adjustments for Federal income tax purposes versus financial reporting purposes. Each Fund's net assets were not affected by these reclassifications.

6.  FUND REORGANIZATIONS

On July 24, 2006, Investment Company shareholders approved a plan of reorganization for the Aggressive Equity Fund. Under the reorganization plan, on September 1, 2006, all shareholders of the Aggressive Equity Fund as of the close of trading on August 31, 2006, received units of the Small Cap Value and Small Cap Growth Funds equal in total value to the units they owned in the Aggressive Equity Fund. On August 31, 2006, the net assets of the Aggressive Equity Fund were $339,068,746 and the fund had 217,265,969 shares outstanding. In exchange for all of the outstanding shares of the Aggressive Equity Fund, the shareholders received 145,227,730 shares of the Small Cap Value Fund with a value of $169,534,350 and 154,363,827 shares of the Small Cap Growth Fund with a value of $169,534,395. The proportion of Small Cap Value and Small Cap Growth Fund shares received corresponded to the respective net assets of the small cap value and small cap growth segments of the Aggressive Equity Fund on the close of trading on August 31, 2006. The portion of the reorganization involving the Small Cap Value Fund was considered a taxable exchange and the portion involving the Small Cap Growth Fund was considered a tax-free exchange. The Funds did not recognize any tax gain or loss and there were no tax consequences to their shareholders as a result of this reorganization. The net assets of the Small Cap Value Fund were $56,319,329 immediately prior to the reorganization and $225,853,728 immediately after the reorganization. The net assets of the

60

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

6.  FUND REORGANIZATIONS (CONTINUED)

Small Cap Growth Fund were $38,504,665 immediately prior to the reorganization and $208,039,060 immediately after the reorganization. As of September 1, 2006, the Aggressive Equity Fund ceased to exist.

Also on July 24, 2006, Investment Company shareholders approved the merger of the Short-Term Bond Fund into the Mid-Term Bond Fund. Pursuant to the merger, which was a tax free exchange, on September 1, 2006, all shareholders of the Short-Term Bond Fund as of the close of trading on August 31, 2006, received 35,427,766 shares of the Mid-Term Bond Fund with a value of $33,432,403 in exchange for the 32,962,683 shares they owned in the Short-Term Bond Fund with an equivalent value. There were no tax consequences to the Funds or their shareholders as a result of this reorganization. The net assets of the Mid-Term Bond Fund were $71,029,891 immediately prior to the reorganization and $104,462,294 immediately after the reorganization. As of September 1, 2006, the Short-Term Bond Fund ceased to exist.

61

MUTUAL OF AMERICA INVESTMENT CORPORATION
ADDITIONAL INFORMATION

Quarterly Portfolio Schedules

Included in this Semi-Annual Report are summary schedules of Mutual of America Investment Corporation's ("Investment Company") Fund portfolio holdings as of June 30, 2007. The Investment Company files complete schedules of Fund portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q and for the second and fourth quarters of each fiscal year on Form N-CSR. The Forms N-Q and N-CSR are available on the SEC's website at http://www.sec.gov. Additionally, the Forms N-Q and N-CSR may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A copy of the Investment Company's proxy voting policies and procedures can be obtained free of charge by calling 1-800-468-3785. It is also available on the SEC's website at http://www.sec.gov.

Information regarding how the Investment Company voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 is available without charge by calling 1-800-468-3785. It is also available on the SEC website.

Renewal of Investment Advisory Agreements

The Board of Directors of the Investment Company has renewed for a one-year period the investment advisory agreement with Mutual of America Capital Management Corporation (the "Adviser"). The Board determined that renewing the agreement with the Adviser was in the best interest of the Investment Company based on the considerations enumerated below.

Nature, Extent and Quality of Services

The Board considered the depth of experience and organizational structure of the Adviser. The Adviser has approximately $9.2 billion of assets under management. The individual portfolio managers that oversee the investment performance of each of the Investment Company's Funds have extensive experience and knowledge of the specific markets in which they participate. The Adviser adheres to a strict best execution policy which requires it to select broker/dealers based on their ability to execute trades at a favorable and reasonable price and not on the basis of any research that they may provide. The Adviser maintains a highly qualified staff of research analysts and quantitative analysts who assist in the implementation of the disciplined investment policies employed by the portfolio managers to enhance stock selection and manage risk in the portfolios. The Adviser uses its own funds to purchase research and other services from recognized firms that are utilized by the research staff. The Adviser's quantitative analysts have developed proprietary models that result in daily risk and attribution reports as well as information on stock movements, to enable the portfolio managers to make fully informed decisions on stock selection and to constantly evaluate the structure of each portfolio. The Adviser also receives research services from broker/dealers which are utilized to benefit the Funds. The Board was aware of these research services when it considered renewing the advisory agreement with the Adviser. The Adviser, at no cost, provides services beyond those set forth in the advisory agreement, such as assistance in the preparation of marketing materials and attendance at client and prospect meetings.

Investment Performance

The Board considered the short- and long-term performance of the Funds. The vast majority of the Funds demonstrated gross performance that was above or at their benchmarks, when considering minimal tracking error. Performance has continued to strengthen over the past few years due to changes made in the Adviser's investment process and personnel, including the creation of the quantitative research group mentioned above.

Cost and Profit

The Board compared the advisory fees charged by the Adviser with fees of numerous similar funds. In the case of each Fund, the Adviser's fee compared favorably with fees charged by other advisers. Finally, the Adviser has not shown excessively high profits from the fees it is paid by the Investment Company.

Economies of Scale

The Board concluded that the reasonableness of the Adviser's fees obviates the need for asset-level breakpoints. The Adviser utilizes the resources at its disposal efficiently. Its fees reflect cost savings and expense discounts that it realizes from volume increases.

62

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

320 PARK AVENUE
NEW YORK, NY 10022-6839

www.mutualofamerica.com

ITEM 2.      CODE OF ETHICS.

Item not applicable to semi-annual report.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

Item not applicable to semi-annual report.

ITEM 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item not applicable to semi-annual report.

ITEM 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.      SCHEDULE OF INVESTMENTS.

Schedule I – Portfolios of Investments in Securities follows:

MUTUAL OF AMERICA INVESTMENT CORPORATION
EQUITY INDEX FUND
PORTFOLIO OF INVESTMENTS IN SECURITIES
JUNE 30, 2007 (Unaudited)

	Shares	Value($)
COMMON STOCKS
BASIC MATERIALS (3.2%)
Air Products & Chemicals, Inc.	13,349	1,072,859
Alcoa, Inc.	53,588	2,171,922
Allegheny Technologies, Inc.	6,295	660,220
Ball Corp.	6,292	334,546
Bemis Co.	6,446	213,878
Dow Chemical Co.	58,747	2,597,792
Du Pont EI de Nemours	56,925	2,894,067
Eastman Chemical Co.	5,185	333,551
Ecolab, Inc.	10,802	461,245
Freeport-McMoran Copper	23,136	1,916,124
Hercules, Inc.*	7,185	141,185
International Paper Co.	26,843	1,048,219
Intl. Flavors & Fragrances	4,794	249,959
MeadWestvaco Corp.	11,367	401,482
Monsanto Co.	33,496	2,262,320
Newmont Mining Corp. Hldg. Co.	27,801	1,085,907
Nucor Corp.	18,594	1,090,538
PPG Industries, Inc.	10,118	770,081
Pactiv Corp.*	8,035	256,236
Peabody Energy Corp.	16,330	790,045
Praxair, Inc.	19,643	1,414,100
Rohm & Haas Co.	8,772	479,653
Sealed Air Corp.	9,956	308,835
Sigma-Aldrich Corp.	8,093	345,328
Temple-Inland, Inc.	6,521	401,237
United States Steel Group	7,292	793,005
Vulcan Materials Co.	5,873	672,693
Weyerhaeuser Co.	13,306	1,050,243
		26,217,270
CONSUMER, CYCLICAL (9.7%)
Abercrombie & Fitch Co. Cl A	5,438	396,865
Amazon.com, Inc.*	19,167	1,311,214
AutoZone, Inc.*	2,944	402,209

	Shares	Value($)
COMMON STOCKS
CONSUMER, CYCLICAL (Cont’d.)
Autonation, Inc.*	9,311	208,939
Bed Bath & Beyond, Inc.*	16,880	607,511
Best Buy Co., Inc.	24,948	1,164,323
Big Lots, Inc.*	6,748	198,526
Black & Decker Corp.	4,065	358,980
Brunswick Corp.	5,563	181,521
Carnival Corp.	27,265	1,329,714
Centex Corp.	7,361	295,176
Circuit City Group, Inc.	8,523	128,527
Clear Channel Communications	30,591	1,156,952
Coach, Inc.*	22,873	1,083,951
Comcast Corp. Cl A*	191,791	5,393,163
D.R. Horton, Inc.	16,841	335,641
DIRECTV Group, Inc.*	47,497	1,097,656
Darden Restaurants, Inc.	8,713	383,285
Dillard’s, Inc. Cl A	3,754	134,881
Disney (Walt) Co.	122,125	4,169,348
Dollar General Corp.	19,405	425,358
Dow Jones & Co.	4,028	231,409
EW Scripps Co. Cl A	5,118	233,841
Eastman Kodak Co.	17,730	493,426
Family Dollar Stores, Inc.	9,297	319,073
Ford Motor Co.	115,871	1,091,505
Fortune Brands, Inc.	9,414	775,431
Gannett Co., Inc.	14,462	794,687
Gap, Inc.	32,674	624,073
General Motors Corp.	34,866	1,317,935
Genuine Parts Co.	10,500	520,800
Goodyear Tire & Rubber Co.*	12,714	441,939
Harley-Davidson, Inc.	15,873	946,190
Harman Intl. Inds	4,016	469,069
Harrah’s Entertainment, Inc.	11,505	980,916
Hasbro, Inc.	9,822	308,509
Hilton Hotels Corp.	24,020	803,949
Home Depot, Inc.	121,664	4,787,478
International Game Technology	20,488	813,374
Interpublic Grp. of Cos., Inc.	28,897	329,426
Johnson Controls, Inc.	12,159	1,407,647
Jones Apparel Group, Inc.	6,711	189,586

	Shares	Value($)
COMMON STOCKS
CONSUMER, CYCLICAL (Cont’d.)
KB Home	4,734	186,378
Kohl’s Corp.*	19,883	1,412,289
Leggett & Platt	10,926	240,918
Lennar Corp.	8,581	313,721
Limited Brands, Inc.	21,091	578,948
Liz Claiborne, Inc.	6,442	240,287
Lowe’s Companies, Inc.	92,753	2,846,590
Macy’s Inc	28,326	1,126,808
Marriott International, Inc.	20,219	874,270
Mattel, Inc.	24,241	613,055
McDonald’s Corp.	73,577	3,734,769
McGraw-Hill Cos., Inc.	21,151	1,439,960
Meredith Corp.	2,401	147,902
NIKE, Inc. Cl B	23,365	1,361,946
New York Times Co. Cl A	8,869	225,273
Newell Rubbermaid, Inc.	17,188	505,843
News Corp, Inc.	143,546	3,044,611
Nordstrom, Inc.	13,833	707,143
Office Depot, Inc.*	17,040	516,312
OfficeMax, Inc.	4,643	182,470
Omnicom Group, Inc.	20,386	1,078,827
Penney (J.C.) Co., Inc.	13,865	1,003,549
Polo Ralph Lauren Corp.	3,776	370,463
Pulte Homes, Inc.	13,093	293,938
RadioShack Corp.	8,351	276,752
Sears Holding Corp.*	5,075	860,213
Sherwin-Williams Co.	6,746	448,407
Snap-On, Inc.	3,573	180,472
Stanley Works	5,139	311,937
Staples, Inc.	44,078	1,045,971
Starbucks Corp.*	45,653	1,197,935
TJX Companies, Inc.	28,033	770,908
Target Corp.	52,476	3,337,474
Tiffany & Co.	8,427	447,137
Time Warner, Inc.	233,293	4,908,485
Tribune Co.	5,208	153,115
V F Corp.	5,491	502,866
Wendy’s International, Inc.	5,366	197,201
Whirlpool Corp.	4,864	540,877

	Shares	Value($)
COMMON STOCKS
CONSUMER, CYCLICAL (Cont’d.)
Windstream Corp.	29,381	433,664
Wyndham Worldwide Corp*	11,235	407,381
Yum! Brands, Inc.	32,282	1,056,267
eBay, Inc.*	69,763	2,244,973
		81,012,308
CONSUMER, NON-CYCLICAL (9.7%)
Altria Group, Inc.	129,620	9,091,572
Anheuser-Busch Cos., Inc.	46,825	2,442,392
Archer-Daniels-Midland Co.	40,227	1,331,111
Avon Products, Inc.	27,045	993,904
Brown-Forman Corp. Cl B	4,857	354,950
CVS Corp.	94,323	3,438,073
Campbell Soup Co.	13,371	518,929
Clorox Co.	9,353	580,821
Coca-Cola Co.	123,848	6,478,489
Coca-Cola Enterprises	17,191	412,584
Colgate-Palmolive Co.	31,523	2,044,267
ConAgra Foods, Inc.	30,697	824,521
Constellation Brands, Inc.Cl A	11,906	289,078
Costco Wholesale Corp.	27,526	1,610,822
Dean Foods Co.	8,012	255,342
Estee Lauder Co. Cl A	7,271	330,903
FNMA	59,968	3,917,709
General Mills, Inc.	21,346	1,247,033
Heinz (H.J.) Co.	20,020	950,349
Hershey Food Corp.	10,565	534,800
IAC Interactive Corp.*	13,466	466,058
Kellogg Co.	15,438	799,534
Kimberly Clark Corp.	28,111	1,880,345
Kraft Foods Inc.	98,859	3,484,780
Kroger Co.	43,631	1,227,340
McCormick & Co., Inc.	8,011	305,860
Molson Coors Brewing Co.	2,918	269,798
Pepsi Bottling Group, Inc.	8,108	273,077
PepsiCo, Inc.	100,388	6,510,162
Proctor & Gamble Co.	194,064	11,874,776
Reynolds American Inc	10,545	687,534
Safeway, Inc.	27,215	926,126
Sara Lee Corp.	45,271	787,715

	Shares	Value($)
COMMON STOCKS
CONSUMER, NON-CYCLICAL (Cont’d.)
Supervalu, Inc.	12,807	593,220
Sysco Corp.	38,084	1,256,391
Tyson Foods, Inc.	15,580	358,963
UST, Inc.	9,871	530,171
Wal-Mart Stores, Inc.	149,399	7,187,586
Walgreen Co.	61,680	2,685,547
Whole Foods Market, Inc.	8,712	333,670
Wrigley (Wm.) Jr. Co.	13,287	734,904
		80,821,206
ENERGY (10.7%)
Anadarko Petroleum	28,591	1,486,446
Apache Corp.	20,409	1,665,170
Ashland, Inc.	3,443	220,180
BJ Services Co.	18,078	514,138
Baker Hughes, Inc.	19,742	1,660,894
Chesapeake Energy Corp.	25,234	873,096
ChevronTexaco Corp.	132,454	11,157,925
ConocoPhillips	100,726	7,906,991
Consol Energy, Inc.	11,222	517,446
DYNEGY INC CL - A*	24,793	234,046
Devon Energy Corp.	27,413	2,146,164
ENSCO International, Inc.	9,188	560,560
EOG Resources, Inc.	15,074	1,101,306
El Paso Corp.	43,155	743,561
Exxon Mobil Corp.	347,170	29,120,620
HESS Corp.	16,816	991,471
Halliburton Co.	56,332	1,943,454
Integrys Energy Group Inc	4,664	236,605
Marathon Oil Corp.	42,274	2,534,749
Murphy Oil Corp.	11,594	689,147
Nabors Industries, Ltd.*	17,350	579,143
National-Oilwell, Inc.*	10,946	1,141,011
Noble Corporation*	8,276	807,076
Occidental Petroleum	51,388	2,974,337
Rowan Cos., Inc.	6,819	279,443
Schlumberger, Ltd.	72,633	6,169,447
Smith International, Inc.	12,355	724,497
Spectra Energy Corp.	38,939	1,010,856
Sunoco, Inc.	7,485	596,405

	Shares	Value($)
COMMON STOCKS
ENERGY (Cont’d.)
Transocean, Inc.*	17,758	1,881,993
Valero Energy Corp.	33,833	2,498,905
Weatherford Int’l., Ltd.*	20,788	1,148,329
Williams Cos., Inc.	36,907	1,166,999
XTO Energy, Inc.	23,626	1,419,923
		88,702,333
FINANCIAL (20.3%)
Ace, Ltd.*	20,063	1,254,339
Aflac, Inc.	30,150	1,549,710
Allstate Corp.	37,434	2,302,565
Ambac Financial Group, Inc.	6,276	547,204
American Express Co.	73,253	4,481,619
American Int’l. Group, Inc.	159,879	11,196,326
Ameriprise Financial, Inc.	14,498	921,638
Aon Corp.	18,095	771,028
Apartment Investment & Mgmt.Co	5,983	301,663
Archstone-Smith Trust	13,738	812,053
Assurant, Inc.	6,115	360,296
Avalonbay Communities	4,908	583,463
BB & T Corp.	33,437	1,360,217
Bank of America Corp.	273,494	13,371,122
Bank of New York Co., Inc.*	46,589	1,930,648
Bear Stearns Cos., Inc.	7,344	1,028,160
Boston Properties	7,334	749,021
CB Richard Ellis Group Inc.*	11,555	421,758
CIT Group, Inc.	11,819	648,036
Capital One Financial Corp.	25,467	1,997,631
Charles Schwab Corp.	62,358	1,279,586
Chicago Mercantile Exchange	2,188	1,169,180
Chubb Corp.	24,743	1,339,586
Cincinnati Financial Corp.	10,597	459,910
Citigroup, Inc.	304,842	15,635,346
Comerica, Inc.	9,611	571,566
Commerce Bancorp (N.J.)	11,794	436,260
Compass Bancshares, Inc.	8,117	559,911
Countrywide Financial Corp.	36,570	1,329,319
Developers Divers Rlty.	7,700	405,867
E*Trade Financial Corp.*	26,307	581,122
Equity Residential	17,918	817,598

	Shares	Value($)
COMMON STOCKS
FINANCIAL (Cont’d.)
Federated Investors, Inc.	5,459	209,243
Fidelity Natl. Info. Svc., Inc	10,082	547,251
Fifth Third Bancorp	33,900	1,348,203
First Tennessee Natl. Bank	7,750	302,250
Franklin Resources, Inc.	10,154	1,345,100
Freddie Mac	40,770	2,474,739
Genworth Financial, Inc.	25,781	886,866
Goldman Sachs Group, Inc.	25,173	5,456,248
Hartford Fin, Svc .Gp., Inc.	19,515	1,922,423
Host Hotels & Resorts Inc.	32,173	743,840
Hudson City Bancorp, Inc.	29,861	364,901
Huntington Bancshares, Inc.	22,087	502,258
J.P. Morgan Chase & Co.	210,530	10,200,178
Janus Capital Group	11,427	318,128
KeyCorp.	24,177	829,996
Kimco Realty Corp.	13,978	532,142
Legg Mason, Inc.	8,105	797,370
Lehman Brothers Hlds.	32,824	2,446,044
Lincoln National Corp.	16,687	1,183,943
Loews Corp.	27,470	1,400,421
M & T Bank Corp.	4,669	499,116
MBIA, Inc.	8,061	501,555
MGIC Investment Corp.	5,119	291,066
Marsh & McLennan Cos., Inc.	34,230	1,057,022
Marshall & Ilsley Corp.	15,968	760,556
Mellon Financial Corp.	25,658	1,128,952
Merrill Lynch & Co., Inc.	53,666	4,485,404
MetLife, Inc.	45,704	2,946,994
Moody’s Corp.	14,174	881,623
Morgan Stanley	64,952	5,448,174
National City Corp.	35,483	1,182,294
Northern Trust Corp.	11,629	747,047
PNC Financial Services Group	21,257	1,521,576
Plum Creek Timber Co.	10,893	453,802
Principal Financial Group Inc.	16,504	962,018
Progressive Corp. of Ohio	45,372	1,085,752
Prologis Trust	15,814	899,817
Prudential Financial, Inc.	28,817	2,801,877
Public Storage, Inc.	7,565	581,143

	Shares	Value($)
COMMON STOCKS
FINANCIAL (Cont’d.)
Regions Financial Corp.	43,430	1,437,533
SLM Corporation	25,355	1,459,941
Safeco Corp.	6,544	407,429
Simon Property Group	13,767	1,280,882
Sovereign Bancorp, Inc.	22,255	470,471
State Street Corp.	24,848	1,699,603
Suntrust Banks, Inc.	21,978	1,884,394
Synovus Financial Corp.	20,151	618,636
T. Rowe Price Group, Inc.	16,370	849,439
Torchmark Corp.	5,886	394,362
Travelers Cos inc	40,921	2,189,274
UNUM Provident Corp.	21,126	551,600
US Bancorp	107,155	3,530,757
Vornado Realty Trust	8,049	884,102
Wachovia Corp.	117,917	6,043,246
Washington Mutual, Inc.	54,790	2,336,246
Wells Fargo & Company	205,824	7,238,830
Western Union Co.	47,618	991,883
XL Capital Limited*	11,460	965,963
Zions Bancorporation	6,779	521,373
		168,977,044
HEALTHCARE (11.6%)
Abbott Laboratories	94,930	5,083,502
Aetna, Inc.	31,825	1,572,155
Allergan, Inc.	18,952	1,092,393
Amerisource Bergen Corp.	11,776	582,559
Amgen, Inc.*	71,467	3,951,410
Applera Corp.-Applied Biosys	11,312	345,468
Bard (C.R.), Inc.	6,364	525,857
Barr Pharmaceuticals, Inc.*	6,764	339,756
Bausch & Lomb, Inc.	3,332	231,374
Baxter International, Inc.	40,152	2,262,164
Becton Dickinson & Co.	15,098	1,124,801
Biogen Idec, Inc.*	17,243	922,501
Biomet, Inc.	15,129	691,698
Boston Scientific Corp.*	73,126	1,121,753
Bristol-Myers Squibb Co.	121,289	3,827,881
CIGNA Corp.	17,736	926,174
Cardinal Health, Inc.	23,705	1,674,521

	Shares	Value($)
COMMON STOCKS
HEALTHCARE (Cont’d.)
Celgene Corp.*	23,412	1,342,210
Coventry Health Care*	9,635	555,458
Express Scripts, Inc.*	16,790	839,668
Forest Laboratories, Inc.*	19,589	894,238
Genzyme Corp. (Genl. Div)*	16,199	1,043,216
Gilead Sciences, Inc.*	57,550	2,231,214
Hospira, Inc.*	9,602	374,862
Humana, Inc.*	10,356	630,784
IMS Health, Inc.	12,094	388,580
Johnson & Johnson	178,511	10,999,848
King Pharmaceuticals, Inc.*	15,017	307,248
Laboratory Corp. of America*	7,248	567,228
Lilly (Eli) & Co.	60,804	3,397,728
Manor Care, Inc.	4,509	294,393
McKesson Corp.	18,205	1,085,746
Medco Health Solutions*	17,265	1,346,497
Medtronic, Inc.	70,969	3,680,452
Merck & Co., Inc.	133,566	6,651,587
Millipore Corp.*	3,327	249,824
Mylan Laboratories, Inc.	15,309	278,471
Patterson Cos., Inc.*	8,575	319,590
PerkinElmer, Inc.	7,381	192,349
Pfizer, Inc.	432,526	11,059,690
Quest Diagnostics, Inc.	9,738	502,968
Schering-Plough Corp.	91,789	2,794,057
St. Jude Medical, Inc.*	20,850	865,067
Stryker Corp.	18,404	1,161,108
Tenet Healthcare Corp.*	29,152	189,780
Thermo Fisher Scientific Inc*	26,003	1,344,875
UnitedHealth Group, Inc.	82,585	4,223,397
Varian Medical Systems, Inc.*	7,856	333,959
Waters Corp.*	6,226	369,575
Watson Pharmaceuticals, Inc.*	6,319	205,557
WellPoint, Inc.*	37,819	3,019,091
Wyeth	82,900	4,753,486
Zimmer Holdings, Inc.*	14,592	1,238,715
		96,008,483

	Shares	Value($)
COMMON STOCKS
INDUSTRIAL (12.9%)
3M Company	44,385	3,852,174
Allied Waste Industries*	15,733	211,766
American Standard Cos.	10,838	639,225
Apollo Group, Inc. Cl A*	8,625	503,959
Avery Dennison Corp.	5,647	375,413
Block (H. & R.), Inc.	19,902	465,110
Boeing Co.	48,526	4,666,260
Burlington North Santa Fe	21,947	1,868,568
C.H. Robinson Worldwide, Inc.	10,549	554,033
CBS Corp. Cl B	45,146	1,504,265
CSX Corp.	26,941	1,214,500
Caterpillar, Inc.	39,467	3,090,266
Cintas Corp.	8,299	327,230
Cooper Industries, Ltd.*	11,281	644,032
Cummins, Inc.	6,426	650,375
Danaher Corp.	14,673	1,107,812
Deere & Co.	13,865	1,674,060
Donnelley R.R. & Sons	13,564	590,170
Dover Corp.	12,598	644,388
Eaton Corp.	9,029	839,697
Emerson Electric Co.	49,011	2,293,715
Equifax, Inc.	8,965	398,225
FedEx Corp.	18,969	2,104,990
Fluor Corp.	5,434	605,185
General Dynamics Corp.	24,949	1,951,511
General Electric Co.	634,045	24,271,243
General Growth Pptys Inc	15,078	798,380
Goodrich Corporation	7,714	459,446
Google, Inc.*	13,440	7,025,088
Grainger (W.W.), Inc.	4,391	408,583
Honeywell International, Inc.	48,053	2,704,423
ITT Industries, Inc.	11,199	764,668
Illinois Tool Works, Inc.	25,389	1,375,830
Ingersoll Rand Co.*	18,589	1,019,049
L-3 Communications Hldgs., Inc	7,700	749,903
Lockheed Martin Corp.	21,871	2,058,717
Masco Corp.	23,277	662,696
Monster Worldwide, Inc.*	8,048	330,773
Norfolk Southern	24,234	1,273,981

	Shares	Value($)
COMMON STOCKS
INDUSTRIAL (Cont’d.)
Northrop Grumman Corp.	21,269	1,656,217
PACCAR, Inc.	15,303	1,331,973
Pall Corp.	7,542	346,857
Parker Hannifin Corp.	7,138	698,882
Pitney Bowes, Inc.	13,545	634,177
Precision Castparts Corp.	8,479	1,029,011
Raytheon Co.	27,358	1,474,323
Robert Half Intl., Inc.	10,246	373,979
Rockwell Automation, Inc.	9,722	675,096
Rockwell Collins	10,315	728,652
Ryder System, Inc.	3,769	202,772
Southwest Airlines Co.	48,122	717,499
Starwood Hotels & Resort World	13,256	889,080
Terex Corp*	6,354	516,580
Textron, Inc.	7,731	851,260
Tyco International, Ltd.*	122,176	4,128,327
Union Pacific Corp.	16,686	1,921,393
United Parcel Service Cl B	65,267	4,764,491
United Technologies Corp.	61,285	4,346,945
Verisign, Inc.*	15,108	479,377
Viacom Inc. - Class B.*	42,470	1,768,026
Waste MGT Inc.	31,888	1,245,226
		107,459,852
TECHNOLOGY (14.0%)
Adobe Systems, Inc.*	36,238	1,454,956
Advanced Micro Devices, Inc.*	33,923	485,099
Affiliated Computer Svcs.*	6,111	346,616
Agilent Technologies, Inc.*	24,402	938,013
Altera Corp.	21,882	484,249
Analog Devices, Inc.	20,159	758,785
Apple Computer, Inc.*	53,306	6,505,464
Applied Materials, Inc.	85,169	1,692,308
Autodesk, Inc.*	14,249	670,843
Automatic Data Processing	34,095	1,652,585
Avaya, Inc.*	27,724	466,872
BMC Software, Inc.*	12,570	380,871
Broadcom Corp. Cl A*	28,673	838,685
CA Inc.	25,350	654,791
Ciena Corp.*	5,262	190,116

	Shares	Value($)
COMMON STOCKS
TECHNOLOGY (Cont’d.)
Cisco Systems, Inc.*	374,163	10,420,440
Citrix Systems, Inc.*	11,129	374,713
Cognizant Tech Solutions*	8,859	665,222
Computer Sciences Corp.*	10,675	631,426
Compuware Corp.*	18,560	220,122
Convergys Corp.*	8,437	204,513
Corning, Inc.*	96,929	2,476,536
Dell, Inc.*	139,996	3,996,886
EMC Corp.*	129,325	2,340,782
Electronic Arts, Inc.*	19,108	904,191
Electronic Data Systems Corp.	31,360	869,613
Embarq Corp.	9,310	589,975
First Data Corp.	46,493	1,518,926
Fiserv, Inc.*	10,365	588,732
Hewlett-Packard Co.	161,398	7,201,579
IBM Corp.	84,186	8,860,577
Intel Corp.	358,062	8,507,553
Intuit, Inc.*	21,112	635,049
JDS Uniphase Corp.*	13,015	174,791
Jabil Circuit, Inc.	11,045	243,763
Juniper Networks Inc.*	34,902	878,483
KLA Tencor Corp.	11,809	648,905
LSI Logic Corp.*	47,475	356,537
Lexmark Int’l, Inc.*	5,828	287,379
Linear Technology Corp.	15,643	565,964
MEMC Elect. Materials, Inc*	13,829	845,228
Maxim Integrated Products, Inc	19,764	660,315
Micron Technology, Inc.*	46,613	584,061
Microsoft Corp.	518,838	15,290,156
Molex, Inc. Cl A	8,753	262,678
Motorola, Inc.	142,647	2,524,852
NCR Corp.*	11,087	582,511
NVIDIA Corporation*	22,366	923,939
National Semiconductor Corp.	17,195	486,103
Network Appliance, Inc.*	22,868	667,746
Novell, Inc.*	21,465	167,212
Novellus Systems, Inc.*	7,787	220,917
Oracle Corp.*	243,955	4,808,353
Paychex, Inc.	20,949	819,525

	Shares	Value($)
COMMON STOCKS
TECHNOLOGY (Cont’d.)
QLogic Corp.*	9,802	163,203
Qualcomm, Inc.	102,720	4,457,021
Sandisk Corp.*	14,064	688,292
Solectron Corp.*	55,715	205,031
Sun Microsystems, Inc.*	220,029	1,157,353
Symantec Corp.*	55,528	1,121,666
Tektronix, Inc.	5,035	169,881
Tellabs, Inc.*	26,979	290,294
Teradyne, Inc.*	11,692	205,545
Texas Instruments, Inc.	88,357	3,324,874
Unisys Corp.*	21,432	195,888
Xerox Corp.*	57,767	1,067,534
Xilinx, Inc.	18,358	491,444
Yahoo!, Inc.*	74,538	2,022,216
		116,086,748
TELECOMMUNICATIONS (3.6%)
AT&T	379,975	15,768,963
Alltel Corp.	21,292	1,438,275
CenturyTel, Inc.	6,750	331,088
Citizens Communications Co.	21,103	322,243
Qwest Communications Intl.*	95,729	928,571
Sprint Nextel Corp.	178,330	3,693,214
Verizon Communications	178,930	7,366,548
		29,848,902
UTILITIES (3.4%)
AES Corp.*	41,142	900,187
Allegheny Energy, Inc.*	10,213	528,421
Ameren Corp.	12,712	623,015
American Electric Power, Inc.	24,575	1,106,858
CMS Energy Corp.	13,835	237,962
Centerpoint Energy, Inc.	19,770	343,998
Consolidated Edison, Inc.	16,672	752,241
Constellation Energy Group	11,135	970,638
DTE Energy Co.	10,864	523,862
Dominion Resources, Inc.	21,590	1,863,433
Duke Energy Corp	77,619	1,420,428
Edison International	20,079	1,126,833
Entergy Corp.	12,159	1,305,269
Exelon Corp.	41,454	3,009,560

	Shares	Value($)
COMMON STOCKS:
UTILITIES (Cont’d.)
FPL Group, Inc.	25,047	1,421,167
FirstEnergy Corp.	18,787	1,216,083
Keyspan Corporation	10,832	454,727
NiSource, Inc.	16,890	349,792
Nicor, Inc.	2,775	119,103
PG & E Corp.	21,662	981,289
PPL Corporation	23,733	1,110,467
Pinnacle West Capital Corp.	6,178	246,193
Progress Energy, Inc.	15,666	714,213
Public Svc. Enterprise Group	15,578	1,367,437
Questar Corp.	10,626	561,584
Sempra Energy	16,258	962,961
Southern Co.	46,333	1,588,759
TXU Corp.	28,297	1,904,383
Teco Energy, Inc.	12,917	221,914
Xcel Energy, Inc.	25,201	515,864
		28,448,641

TOTAL COMMON STOCKS (Cost: $605,033,255) 99.1%		823,582,787

*Non-income producing security.

			Face
	Rate(%)	Maturity	Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.1%)
U.S. Treasury Bill (a)	4.66	08/30/07	1,000,000	992,073
				992,073
COMMERCIAL PAPER (0.8%)
Target Corporation	5.33	07/02/07	6,300,000	6,298,134
				6,298,134
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $7,290,207) 0.9%				7,290,207

TEMPORARY CASH INVESTMENTS** (Cost: $67,600) 0.0% (1)				67,600

TOTAL INVESTMENTS (Cost: $612,391,062) 100.0%				830,940,594

OTHER NET ASSETS 0.0% (1)				170,245

NET ASSETS 100.0%				$831,110,839

(1) Less than 0.05%.

(a) This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts.

FUTURES CONTRACTS OUTSTANDING AS OF JUNE 30, 2007:

	Expiration	Underlying Face	Unrealized
	Date	Amount at Value	Gain(Loss)

Purchased

19 S&P 500 Stock Index Futures Contracts	September 2007	$7,198,150	$(70,300)

Face Value of futures purchased and outstanding as percentage of total investments in securities: 0.9%

**The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund’s name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at June 30, 2007 was 4.88%.

MUTUAL OF AMERICA INVESTMENT CORPORATION

ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2007 (Unaudited)

	Shares	Value($)
INDEXED ASSETS:
COMMON STOCKS:
BASIC MATERIALS (1.7%)
Air Products & Chemicals, Inc.	3,755	301,789
Alcoa, Inc.	15,075	610,990
Allegheny Technologies, Inc.	1,771	185,742
Ball Corp.	1,778	94,536
Bemis Co.	1,804	59,857
Dow Chemical Co.	16,526	730,780
Du Pont EI de Nemours	16,014	814,152
Eastman Chemical Co.	1,459	93,857
Ecolab, Inc.	3,039	129,765
Freeport-McMoran Copper	6,509	539,075
Hercules, Inc.*	2,021	39,713
International Paper Co.	7,551	294,867
Intl. Flavors & Fragrances	1,347	70,233
MeadWestvaco Corp.	3,198	112,953
Monsanto Co.	9,423	636,429
Newmont Mining Corp. Hldg. Co.	7,821	305,488
Nucor Corp.	5,231	306,798
PPG Industries, Inc.	2,846	216,609
Pactiv Corp.*	2,260	72,071
Peabody Energy Corp.	4,594	222,258
Praxair, Inc.	5,526	397,817
Rohm & Haas Co.	2,468	134,950
Sealed Air Corp.	2,801	86,887
Sigma-Aldrich Corp.	2,278	97,202
Temple-Inland, Inc.	1,835	112,908
United States Steel Group	2,044	222,285
Vulcan Materials Co.	1,652	189,220
Weyerhaeuser Co.	3,743	295,435
		7,374,666
CONSUMER, CYCLICAL (5.3%)
Abercrombie & Fitch Co. Cl A	1,522	111,076
Amazon.com, Inc.*	5,392	368,867

	Shares	Value($)
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER, CYCLICAL (Cont’d.)
Abercrombie & Fitch Co. Cl A	1,522	111,076
Amazon.com, Inc.*	5,392	368,867
AutoZone, Inc.*	828	113,121
Autonation, Inc.*	2,619	58,770
Bed Bath & Beyond, Inc.*	4,749	170,917
Best Buy Co., Inc.	7,018	327,530
Big Lots, Inc.*	1,889	55,574
Black & Decker Corp.	1,144	101,027
Brunswick Corp.	1,565	51,066
Carnival Corp.	7,670	374,066
Centex Corp.	2,071	83,047
Circuit City Group, Inc.	2,398	36,162
Clear Channel Communications	8,606	325,479
Coach, Inc.*	6,434	304,907
Comcast Corp. Cl A*	53,954	1,517,186
D.R. Horton, Inc.	4,738	94,428
DIRECTV Group, Inc.*	13,360	308,750
Darden Restaurants, Inc.	2,451	107,820
Dillard’s, Inc. Cl A	1,047	37,619
Disney (Walt) Co.	34,356	1,172,914
Dollar General Corp.	5,459	119,661
Dow Jones & Co.	1,127	64,746
EW Scripps Co. Cl A	1,440	65,794
Eastman Kodak Co.	4,988	138,816
Family Dollar Stores, Inc.	2,616	89,781
Ford Motor Co.	32,596	307,054
Fortune Brands, Inc.	2,648	218,116
Gannett Co., Inc.	4,068	223,537
Gap, Inc.	9,192	175,567
General Motors Corp.	9,808	370,742
Genuine Parts Co.	2,954	146,518
Goodyear Tire & Rubber Co.*	3,577	124,337
Harley-Davidson, Inc.	4,465	266,159
Harman Intl. Inds	1,130	131,984
Harrah’s Entertainment, Inc.	3,237	275,987
Hasbro, Inc.	2,763	86,786
Hilton Hotels Corp.	6,757	226,157
Home Depot, Inc.	34,226	1,346,793

	Shares	Value($)
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER, CYCLICAL (Cont’d.)
International Game Technology	5,764	228,831
Interpublic Grp. of Cos., Inc.	8,129	92,671
Johnson Controls, Inc.	3,421	396,049
Jones Apparel Group, Inc.	1,888	53,336
KB Home	1,328	52,283
Kohl’s Corp.*	5,593	397,271
Leggett & Platt	3,071	67,716
Lennar Corp.	2,414	88,256
Limited Brands, Inc.	5,933	162,861
Liz Claiborne, Inc.	1,812	67,588
Lowe’s Companies, Inc.	26,093	800,794
Macy’s Inc	7,968	316,967
Marriott International, Inc.	5,688	245,949
Mattel, Inc.	6,819	172,453
McDonald’s Corp.	20,698	1,050,630
McGraw-Hill Cos., Inc.	5,950	405,076
Meredith Corp.	672	41,395
NIKE, Inc. Cl B	6,573	383,140
New York Times Co. Cl A	2,495	63,373
Newell Rubbermaid, Inc.	4,835	142,294
News Corp, Inc.	40,382	856,502
Nordstrom, Inc.	3,891	198,908
Office Depot, Inc.*	4,793	145,228
OfficeMax, Inc.	1,306	51,326
Omnicom Group, Inc.	5,736	303,549
Penney (J.C.) Co., Inc.	3,901	282,354
Polo Ralph Lauren Corp.	1,057	103,702
Pulte Homes, Inc.	3,683	82,683
RadioShack Corp.	2,349	77,846
Sears Holding Corp.*	1,434	243,063
Sherwin-Williams Co.	1,898	126,160
Snap-On, Inc.	1,005	50,763
Stanley Works	1,446	87,772
Staples, Inc.	12,400	294,252
Starbucks Corp.*	12,843	337,000
TJX Companies, Inc.	7,886	216,865
Target Corp.	14,762	938,863
Tiffany & Co.	2,371	125,805

	Shares	Value($)
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER, CYCLICAL (Cont’d.)
Time Warner, Inc.	65,629	1,380,834
Tribune Co.	1,465	43,071
V F Corp.	1,553	142,224
Wendy’s International, Inc.	1,513	55,603
Whirlpool Corp.	1,368	152,122
Windstream Corp.	8,265	121,991
Wyndham Worldwide Corp*	3,161	114,618
Yum! Brands, Inc.	9,094	297,556
eBay, Inc.*	19,625	631,533
		22,789,987
CONSUMER, NON-CYCLICAL (5.3%)
Altria Group, Inc.	36,464	2,557,585
Anheuser-Busch Cos., Inc.	13,173	687,104
Archer-Daniels-Midland Co.	11,316	374,446
Avon Products, Inc.	7,603	279,410
Brown-Forman Corp. Cl B	1,360	99,389
CVS Corp.	26,759	975,366
Campbell Soup Co.	3,768	146,236
Clorox Co.	2,631	163,385
Coca-Cola Co.	34,840	1,822,480
Coca-Cola Enterprises	4,836	116,064
Colgate-Palmolive Co.	8,868	575,090
ConAgra Foods, Inc.	8,635	231,936
Constellation Brands, Inc.Cl A	3,341	81,119
Costco Wholesale Corp.	7,743	453,120
Dean Foods Co.	2,254	71,835
Estee Lauder Co. Cl A	2,045	93,068
FNMA	16,870	1,102,117
General Mills, Inc.	6,005	350,812
Heinz (H.J.) Co.	5,632	267,351
Hershey Food Corp.	2,972	150,443
IAC Interactive Corp.*	3,788	131,103
Kellogg Co.	4,343	224,924
Kimberly Clark Corp.	7,908	528,966
Kraft Foods Inc.	27,811	980,338
Kroger Co.	12,274	345,268
McCormick & Co., Inc.	2,257	86,172
Molson Coors Brewing Co.	821	75,910

	Shares	Value($)
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER, NON-CYCLICAL (Cont’d.)
Pepsi Bottling Group, Inc.	2,281	76,824
PepsiCo, Inc.	28,246	1,831,753
Proctor & Gamble Co.	54,593	3,340,546
Reynolds American Inc	2,958	192,862
Safeway, Inc.	7,656	260,534
Sara Lee Corp.	12,735	221,589
Supervalu, Inc.	3,603	166,891
Sysco Corp.	10,714	353,455
Tyson Foods, Inc.	4,383	100,984
UST, Inc.	2,771	148,830
Wal-Mart Stores, Inc.	42,028	2,021,967
Walgreen Co.	17,351	755,463
Whole Foods Market, Inc.	2,451	93,873
Wrigley (Wm.) Jr. Co.	3,738	206,749
		22,743,357
ENERGY (5.9%)
Anadarko Petroleum	8,043	418,156
Apache Corp.	5,741	468,408
Ashland, Inc.	962	61,520
BJ Services Co.	5,086	144,646
Baker Hughes, Inc.	5,554	467,258
Chesapeake Energy Corp.	7,099	245,625
ChevronTexaco Corp.	37,261	3,138,867
ConocoPhillips	28,336	2,224,376
Consol Energy, Inc.	3,148	145,154
DYNEGY INC CL - A*	6,974	65,835
Devon Energy Corp.	7,712	603,772
ENSCO International, Inc.	2,585	157,711
EOG Resources, Inc.	4,241	309,847
El Paso Corp.	12,140	209,172
Exxon Mobil Corp.	97,664	8,192,056
HESS Corp.	4,731	278,940
Halliburton Co.	15,847	546,722
Integrys Energy Group Inc	1,312	66,558
Marathon Oil Corp.	11,892	713,044
Murphy Oil Corp.	3,262	193,893
Nabors Industries, Ltd.*	4,881	162,928
National-Oilwell, Inc.*	3,079	320,955

	Shares	Value($)
INDEXED ASSETS:
COMMON STOCKS:
ENERGY (Cont’d.)
Noble Corporation*	2,320	226,246
Occidental Petroleum	14,455	836,655
Rowan Cos., Inc.	1,918	78,600
Schlumberger, Ltd.	20,433	1,735,579
Smith International, Inc.	3,476	203,833
Spectra Energy Corp.	10,954	284,366
Sunoco, Inc.	2,106	167,806
Transocean, Inc.*	4,996	529,476
Valero Energy Corp.	9,518	702,999
Weatherford Int’l., Ltd.*	5,848	323,044
Williams Cos., Inc.	10,382	328,279
XTO Energy, Inc.	6,646	399,425
		24,951,751
FINANCIAL (11.1%)
Ace, Ltd.*	5,635	352,300
Aflac, Inc.	8,487	436,232
Allstate Corp.	10,531	647,762
Ambac Financial Group, Inc.	1,766	153,978
American Express Co.	20,607	1,260,736
American Int’l. Group, Inc.	44,976	3,149,669
Ameriprise Financial, Inc.	4,079	259,302
Aon Corp.	5,090	216,885
Apartment Investment & Mgmt.Co	1,683	84,857
Archstone-Smith Trust	3,865	228,460
Assurant, Inc.	1,720	101,342
Avalonbay Communities	1,381	164,173
BB & T Corp.	9,406	382,636
Bank of America Corp.	76,938	3,761,499
Bank of New York Co., Inc.*	13,106	543,113
Bear Stearns Cos., Inc.	2,066	289,240
Boston Properties	2,063	210,694
CB Richard Ellis Group Inc.*	3,251	118,662
CIT Group, Inc.	3,325	182,310
Capital One Financial Corp.	7,164	561,944
Charles Schwab Corp.	17,542	359,962
Chicago Mercantile Exchange	616	329,166
Chubb Corp.	6,960	376,814
Cincinnati Financial Corp.	2,981	129,375

	Shares	Value($)
INDEXED ASSETS:
COMMON STOCKS:
FINANCIAL (Cont’d.)
Citigroup, Inc.	85,757	4,398,477
Comerica, Inc.	2,704	160,807
Commerce Bancorp (N.J.)	3,318	122,733
Compass Bancshares, Inc.	2,283	157,481
Countrywide Financial Corp.	10,288	373,969
Developers Divers Rlty.	2,166	114,170
E*Trade Financial Corp.*	7,401	163,488
Equity Residential	5,041	230,021
Federated Investors, Inc.	1,536	58,875
Fidelity Natl. Info. Svc., Inc	2,836	153,938
Fifth Third Bancorp	9,537	379,286
First Tennessee Natl. Bank	2,180	85,020
Franklin Resources, Inc.	2,856	378,334
Freddie Mac	11,469	696,168
Genworth Financial, Inc.	7,253	249,503
Goldman Sachs Group, Inc.	7,082	1,535,024
Hartford Fin, Svc .Gp., Inc.	5,490	540,820
Host Hotels & Resorts Inc.	9,051	209,259
Hudson City Bancorp, Inc.	8,400	102,648
Huntington Bancshares, Inc.	6,213	141,284
J.P. Morgan Chase & Co.	59,225	2,869,451
Janus Capital Group	3,214	89,478
KeyCorp.	6,801	233,478
Kimco Realty Corp.	3,932	149,691
Legg Mason, Inc.	2,280	224,306
Lehman Brothers Hlds.	9,234	688,118
Lincoln National Corp.	4,694	333,039
Loews Corp.	7,728	393,973
M & T Bank Corp.	1,314	140,467
MBIA, Inc.	2,268	141,115
MGIC Investment Corp.	1,433	81,480
Marsh & McLennan Cos., Inc.	9,629	297,344
Marshall & Ilsley Corp.	4,492	213,954
Mellon Financial Corp.	7,218	317,592
Merrill Lynch & Co., Inc.	15,097	1,261,807
MetLife, Inc.	12,857	829,019
Moody’s Corp.	3,987	247,991
Morgan Stanley	18,272	1,532,655

	Shares	Value($)
INDEXED ASSETS:
COMMON STOCKS:
FINANCIAL (Cont’d.)
National City Corp.	9,982	332,600
Northern Trust Corp.	3,271	210,129
PNC Financial Services Group	5,971	427,404
Plum Creek Timber Co.	3,058	127,396
Principal Financial Group Inc.	4,643	270,640
Progressive Corp. of Ohio	12,764	305,443
Prologis Trust	4,449	253,148
Prudential Financial, Inc.	8,107	788,244
Public Storage, Inc.	2,128	163,473
Regions Financial Corp.	12,218	404,416
SLM Corporation	7,133	410,718
Safeco Corp.	1,841	114,621
Simon Property Group	3,873	360,344
Sovereign Bancorp, Inc.	6,261	132,358
State Street Corp.	6,989	478,048
Suntrust Banks, Inc.	6,183	530,130
Synovus Financial Corp.	5,669	174,038
T. Rowe Price Group, Inc.	4,605	238,953
Torchmark Corp.	1,656	110,952
Travelers Cos inc	11,512	615,892
UNUM Provident Corp.	5,943	155,172
US Bancorp	30,144	993,245
Vornado Realty Trust	2,264	248,678
Wachovia Corp.	33,172	1,700,065
Washington Mutual, Inc.	15,413	657,210
Wells Fargo & Company	57,901	2,036,378
Western Union Co.	13,396	279,039
XL Capital Limited*	3,224	271,751
Zions Bancorporation	1,898	145,975
		47,533,834
HEALTHCARE (6.3%)
Abbott Laboratories	26,705	1,430,053
Aetna, Inc.	8,953	442,278
Allergan, Inc.	5,332	307,336
Amerisource Bergen Corp.	3,313	163,894
Amgen, Inc.*	20,105	1,111,605
Applera Corp.-Applied Biosys	3,182	97,178
Bard (C.R.), Inc.	1,782	147,247

	Shares	Value($)
INDEXED ASSETS:
COMMON STOCKS:
HEALTHCARE (Cont’d.)
Barr Pharmaceuticals, Inc.*	1,903	95,588
Bausch & Lomb, Inc.	938	65,135
Baxter International, Inc.	11,295	636,360
Becton Dickinson & Co.	4,247	316,402
Biogen Idec, Inc.*	4,851	259,529
Biomet, Inc.	4,256	194,584
Boston Scientific Corp.*	20,571	315,559
Bristol-Myers Squibb Co.	34,120	1,076,827
CIGNA Corp.	4,990	260,578
Cardinal Health, Inc.	6,669	471,098
Celgene Corp.*	6,586	377,575
Coventry Health Care*	2,710	156,232
Express Scripts, Inc.*	4,724	236,247
Forest Laboratories, Inc.*	5,511	251,577
Genzyme Corp. (Genl. Div)*	4,557	293,471
Gilead Sciences, Inc.*	16,190	627,686
Hospira, Inc.*	2,701	105,447
Humana, Inc.*	2,913	177,431
IMS Health, Inc.	3,402	109,306
Johnson & Johnson	50,218	3,094,433
King Pharmaceuticals, Inc.*	4,224	86,423
Laboratory Corp. of America*	2,039	159,572
Lilly (Eli) & Co.	17,105	955,827
Manor Care, Inc.	1,269	82,853
McKesson Corp.	5,121	305,416
Medco Health Solutions*	4,857	378,797
Medtronic, Inc.	19,965	1,035,385
Merck & Co., Inc.	37,574	1,871,185
Millipore Corp.*	931	69,909
Mylan Laboratories, Inc.	4,307	78,344
Patterson Cos., Inc.*	2,412	89,895
PerkinElmer, Inc.	2,076	54,101
Pfizer, Inc.	121,676	3,111,255
Quest Diagnostics, Inc.	2,739	141,469
Schering-Plough Corp.	25,822	786,022
St. Jude Medical, Inc.*	5,865	243,339
Stryker Corp.	5,177	326,617
Tenet Healthcare Corp.*	8,201	53,389

	Shares	Value($)
INDEXED ASSETS:
COMMON STOCKS:
HEALTHCARE (Cont’d.)
Thermo Fisher Scientific Inc*	7,315	378,332
UnitedHealth Group, Inc.	23,232	1,188,084
Varian Medical Systems, Inc.*	2,216	94,202
Waters Corp.*	1,752	103,999
Watson Pharmaceuticals, Inc.*	1,778	57,838
WellPoint, Inc.*	10,639	849,311
Wyeth	23,321	1,337,226
Zimmer Holdings, Inc.*	4,105	348,473
		27,007,919
INDUSTRIAL (7.1%)
3M Company	12,486	1,083,660
Allied Waste Industries*	4,426	59,574
American Standard Cos.	3,049	179,830
Apollo Group, Inc. Cl A*	2,426	141,751
Avery Dennison Corp.	1,581	105,105
Block (H. & R.), Inc.	5,599	130,849
Boeing Co.	13,651	1,312,680
Burlington North Santa Fe	6,174	525,654
C.H. Robinson Worldwide, Inc.	2,967	155,827
CBS Corp. Cl B	12,700	423,164
CSX Corp.	7,579	341,661
Caterpillar, Inc.	11,103	869,365
Cintas Corp.	2,342	92,345
Cooper Industries, Ltd.*	3,173	181,147
Cummins, Inc.	1,808	182,988
Danaher Corp.	4,128	311,664
Deere & Co.	3,901	471,007
Donnelley R.R. & Sons	3,816	166,034
Dover Corp.	3,544	181,276
Eaton Corp.	2,540	236,220
Emerson Electric Co.	13,787	645,232
Equifax, Inc.	2,522	112,027
FedEx Corp.	5,336	592,136
Fluor Corp.	1,529	170,285
General Dynamics Corp.	7,019	549,026
General Electric Co.	178,366	6,835,297
General Growth Pptys Inc	4,241	224,561
Goodrich Corporation	2,163	128,828

	Shares	Value($)
INDEXED ASSETS:
COMMON STOCKS:
INDUSTRIAL (Cont’d)
Google, Inc.*	3,781	1,976,329
Grainger (W.W.), Inc.	1,235	114,917
Honeywell International, Inc.	13,518	760,793
ITT Industries, Inc.	3,151	215,150
Illinois Tool Works, Inc.	7,135	386,646
Ingersoll Rand Co.*	5,229	286,654
L-3 Communications Hldgs., Inc	2,166	210,947
Lockheed Martin Corp.	6,153	579,182
Masco Corp.	6,548	186,422
Monster Worldwide, Inc.*	2,264	93,050
Norfolk Southern	6,817	358,370
Northrop Grumman Corp.	5,983	465,896
PACCAR, Inc.	4,305	374,707
Pall Corp.	2,122	97,591
Parker Hannifin Corp.	2,008	196,603
Pitney Bowes, Inc.	3,800	177,916
Precision Castparts Corp.	2,385	289,444
Raytheon Co.	7,696	414,737
Robert Half Intl., Inc.	2,882	105,193
Rockwell Automation, Inc.	2,735	189,918
Rockwell Collins	2,904	205,139
Ryder System, Inc.	1,060	57,028
Southwest Airlines Co.	13,537	201,837
Starwood Hotels & Resort World	3,729	250,104
Terex Corp*	1,787	145,283
Textron, Inc.	2,175	239,489
Tyco International, Ltd.*	34,370	1,161,362
Union Pacific Corp.	4,694	540,514
United Parcel Service Cl B	18,361	1,340,353
United Technologies Corp.	17,240	1,222,833
Verisign, Inc.*	4,250	134,853
Viacom Inc. - Class B.*	11,938	496,979
Waste MGT Inc.	8,971	350,318
		30,235,750
TECHNOLOGY (7.7%)
Adobe Systems, Inc.*	10,194	409,289
Advanced Micro Devices, Inc.*	9,543	136,465
Affiliated Computer Svcs.*	1,719	97,502

	Shares	Value($)
INDEXED ASSETS:
COMMON STOCKS:
TECHNOLOGY (Cont’d.)
Agilent Technologies, Inc.*	6,865	263,891
Altera Corp.	6,147	136,033
Analog Devices, Inc.	5,671	213,456
Apple Computer, Inc.*	14,996	1,830,112
Applied Materials, Inc.	23,959	476,065
Autodesk, Inc.*	4,008	188,697
Automatic Data Processing	9,592	464,924
Avaya, Inc.*	7,799	131,335
BMC Software, Inc.*	3,536	107,141
Broadcom Corp. Cl A*	8,066	235,931
CA Inc.	7,131	184,194
Ciena Corp.*	1,480	53,472
Cisco Systems, Inc.*	105,258	2,931,435
Citrix Systems, Inc.*	3,131	105,421
Cognizant Tech Solutions*	2,492	187,124
Computer Sciences Corp.*	3,003	177,627
Compuware Corp.*	5,221	61,921
Convergys Corp.*	2,373	57,522
Corning, Inc.*	27,267	696,672
Dell, Inc.*	39,383	1,124,385
EMC Corp.*	36,381	658,496
Electronic Arts, Inc.*	5,375	254,345
Electronic Data Systems Corp.	8,822	244,634
Embarq Corp.	2,619	165,966
First Data Corp.	13,079	427,291
Fiserv, Inc.*	2,916	165,629
Hewlett-Packard Co.	45,404	2,025,927
IBM Corp.	23,683	2,492,636
Intel Corp.	100,728	2,393,297
Intuit, Inc.*	5,939	178,645
JDS Uniphase Corp.*	3,661	49,167
Jabil Circuit, Inc.	3,107	68,571
Juniper Networks Inc.*	9,822	247,220
KLA Tencor Corp.	3,322	182,544
LSI Logic Corp.*	13,355	100,296
Lexmark Int’l, Inc.*	1,639	80,819
Linear Technology Corp.	4,401	159,228
MEMC Elect. Materials, Inc*	3,890	237,757

	Shares	Value($)
INDEXED ASSETS:
COMMON STOCKS:
TECHNOLOGY (Cont’d.)
Maxim Integrated Products, Inc	5,560	185,760
Micron Technology, Inc.*	13,113	164,306
Microsoft Corp.	145,957	4,301,353
Molex, Inc. Cl A	2,462	73,885
Motorola, Inc.	40,129	710,283
NCR Corp.*	3,119	163,872
NVIDIA Corporation*	6,292	259,923
National Semiconductor Corp.	4,837	136,742
Network Appliance, Inc.*	6,433	187,844
Novell, Inc.*	6,038	47,036
Novellus Systems, Inc.*	2,191	62,159
Oracle Corp.*	68,628	1,352,658
Paychex, Inc.	5,893	230,534
QLogic Corp.*	2,758	45,921
Qualcomm, Inc.	28,897	1,253,841
Sandisk Corp.*	3,957	193,656
Solectron Corp.*	15,673	57,677
Sun Microsystems, Inc.*	61,897	325,578
Symantec Corp.*	15,621	315,544
Tektronix, Inc.	1,410	47,573
Tellabs, Inc.*	7,590	81,668
Teradyne, Inc.*	3,289	57,821
Texas Instruments, Inc.	24,856	935,331
Unisys Corp.*	6,029	55,105
Xerox Corp.*	16,251	300,318
Xilinx, Inc.	5,164	138,240
Yahoo!, Inc.*	20,969	568,889
		32,656,599
TELECOMMUNICATIONS (2.0%)
AT&T	106,892	4,436,018
Alltel Corp.	5,990	404,625
CenturyTel, Inc.	1,899	93,146
Citizens Communications Co.	5,936	90,643
Qwest Communications Intl.*	26,930	261,221
Sprint Nextel Corp.	50,167	1,038,959
Verizon Communications	50,336	2,072,333
		8,396,945

	Shares	Value($)
INDEXED ASSETS:
COMMON STOCKS:
UTILITIES (1.9%)
AES Corp.*	11,574	253,239
Allegheny Energy, Inc.*	2,873	148,649
Ameren Corp.	3,576	175,260
American Electric Power, Inc.	6,913	311,362
CMS Energy Corp.	3,892	66,942
Centerpoint Energy, Inc.	5,562	96,779
Consolidated Edison, Inc.	4,690	211,613
Constellation Energy Group	3,132	273,016
DTE Energy Co.	3,055	147,312
Dominion Resources, Inc.	6,073	524,161
Duke Energy Corp	21,835	399,581
Edison International	5,649	317,022
Entergy Corp.	3,421	367,244
Exelon Corp.	11,662	846,661
FPL Group, Inc.	7,046	399,790
FirstEnergy Corp.	5,285	342,098
Keyspan Corporation	3,047	127,913
NiSource, Inc.	4,751	98,393
Nicor, Inc.	775	33,263
PG & E Corp.	6,094	276,058
PPL Corporation	6,676	312,370
Pinnacle West Capital Corp.	1,738	69,259
Progress Energy, Inc.	4,407	200,915
Public Svc. Enterprise Group	4,382	384,652
Questar Corp.	2,990	158,022
Sempra Energy	4,574	270,918
Southern Co.	13,034	446,936
TXU Corp.	7,960	535,708
Teco Energy, Inc.	3,634	62,432
Xcel Energy, Inc.	7,089	145,112
		8,002,680
TOTAL INDEXED ASSETS-COMMON STOCK (Cost: $173,645,978) 54.3%		231,693,488

*Non-income producing security.

			Face
	Rate(%)	Maturity	Amount($)	Value($)
INDEXED ASSETS SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.3%)
U.S. Treasury Bill (a)	4.66	08/30/07	1,000,000	992,073
U.S. Treasury Bill (a)	4.89	07/05/07	400,000	399,725
				1,391,798
U.S. GOVERNMENT AGENCIES (2.1%)
Federal Home Loan Bank	4.80	07/02/07	8,844,000	8,841,641
COMMERCIAL PAPER (0.3%)
Danaher Corp	5.35	07/02/07	1,328,000	1,327,605

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $11,561,045) 2.7%				11,561,044

TOTAL INDEXED ASSETS (Cost: $185,207,023) (57.0%)				243,254,532

(a) This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts.

FUTURES CONTRACTS OUTSTANDING AS OF JUNE 30, 2007:

	Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
Purchased

33 S&P 500 Stock Index Futures Contracts	September, 2007	$12,502,050.00	$(122,100)

Face Value of futures purchased and outstanding as percentage of total investments in securities: 2.9%.

	Shares	Value($)
ACTIVE ASSETS:
COMMON STOCKS:
BASIC MATERIALS (1.2%)
Schnitzer Steel Inds Inc -A	4,466	214,100
Ball Corp.	8,456	449,606
Cytec Industries, Inc.	7,679	489,690
Darling International Inc*	17,650	161,498
Dow Chemical Co.	17,162	758,904
Freeport-McMoran Copper	11,714	970,153
Georgia Gulf Corp.	10,125	183,364
Lubrizol Corp.	10,757	694,364
Monsanto Co.	11,660	787,516
TETRA Technologies*	11,662	251,316
WCI Communications*	2,940	49,039
		5,009,550
CONSUMER, CYCLICAL (4.9%)
AAR Corp*	15,151	500,135
Aaron Rents, Inc	8,445	246,594
ArvinMeritor, Inc.	19,880	441,336
Audiovox Corp. Cl A*	40,286	522,509
Belo Corporation	21,922	451,374
Best Buy Co., Inc.	8,336	389,041
CSK Auto Corp*	15,519	285,550
California Pizza Kitchen Inc*	12,187	261,777
Casey’s General Stores, Inc.	7,900	215,354
Charming Shoppes, Inc.*	18,334	198,557
Comcast Corp. Cl A*	39,178	1,101,685
Crown Holdings, Inc.*	41,632	1,039,551
Crown Media Holdings Cl A*	10,815	77,868
D.R. Horton, Inc.	10,446	208,189
Entravision Communications*	19,287	201,163
Gymboree Corp.*	7,938	312,837
Harman Intl. Inds	2,971	347,013
Harris Interactive*	33,000	176,550
Hartmarx Corp.*	22,674	180,712
Hibbett Sporting Goods, Inc.*	12,148	332,612
Home Depot, Inc.	7,609	299,414
Hudson Highland Group*	12,796	273,706
ICT Group, Inc.*	15,885	297,208
International Game Technology	14,834	588,910
Johnson Controls, Inc.	7,473	865,149
Kohl’s Corp.*	6,207	440,883

	Shares	Value($)
ACTIVE ASSETS:
COMMON STOCKS:
CONSUMER, CYCLICAL (Cont’d.)
L-1 Identity Solutions Inc.*	12,375	253,069
Landry’s Restaurant, Inc.	13,076	395,680
Lithia Motors, Inc. Cl A	2,943	74,576
MARTEN TRANSPORT LTD*	6,600	118,866
Marvel Entertainment Inc*	9,024	229,932
McDonald’s Corp.	11,472	582,319
Modine Manufacturing Co.	22,126	500,048
Omnicom Group, Inc.	10,844	573,864
PHARMION CORP*	6,820	197,439
Payless Shoesource, Inc.*	21,442	676,495
Penney (J.C.) Co., Inc.	5,779	418,284
Phillips Van Heusen Corp.	5,584	338,223
Pinnacle Entertainment, Inc.*	13,805	388,611
RC2 Corp.*	4,698	187,967
Rare Hospitality Int’l., Inc.*	6,349	169,963
Rent-A-Center, Inc.*	10,670	279,874
Sonic Corp.*	19,525	431,893
Staples, Inc.	18,626	441,995
Starbucks Corp.*	14,730	386,515
Sunopta*	26,302	293,267
Target Corp.	6,134	390,122
The Topps Company, Inc.	14,775	155,285
Time Warner, Inc.	30,992	652,072
Tupperware Corp.	27,740	797,248
Tween Brands, Inc.*	6,753	301,184
Under Armour Inc - CL A*	3,875	176,894
V F Corp.	5,320	487,206
Wolverine World Wide, Inc.	25,198	698,237
		20,852,805
CONSUMER, NON-CYCLICAL (3.1%)
Andersons Inc.	2,175	98,593
Alkermes, Inc.*	10,765	157,169
Archer-Daniels-Midland Co.	14,620	483,776
Boston Beer Co., Inc. Cl A*	4,093	161,060
CVS Corp.	22,512	820,562
Chattem, Inc.*	1,995	126,443
Coca-Cola Co.	22,296	1,166,304
Colgate-Palmolive Co.	10,866	704,660
Comsys ITPartners, Inc.*	7,338	167,380

	Shares	Value($)
ACTIVE ASSETS:
COMMON STOCKS:
CONSUMER, NON-CYCLICAL (Cont’d.)
Conmed Corp.*	3,971	116,271
Dynamex, Inc.*	6,425	164,030
Flowers Foods, Inc.	4,778	159,394
Forrester Research Inc*	11,475	322,792
General Mills, Inc.	7,233	422,552
Great Atlantic & Pac. Tea, Inc	6,954	233,237
Hologic, Inc.*	6,544	361,949
Longs Drug Stores Corp.	10,792	566,796
Mentor Corp.	10,703	435,398
Mueller Industries, Inc.	16,716	575,699
PepsiCo, Inc.	17,581	1,140,128
Proctor & Gamble Co.	35,274	2,158,416
Sovran Self-Storage, Inc.	2,827	136,148
Vector Group, Ltd.	27,819	626,762
Wal-Mart Stores, Inc.	29,117	1,400,819
Watson Wyatt Worldwide Inc	7,538	380,518
		13,086,856
ENERGY (3.1%)
Aegean Marine Pretroleum*	10,927	207,941
CNX Gas Corp.*	16,486	504,472
Devon Energy Corp.	3,371	263,916
Ellora Energy Inc*	21,800	261,600
Exxon Mobil Corp.	50,343	4,222,771
Halliburton Co.	37,673	1,299,719
Northwest Natural Gas	4,547	210,026
Range Resources Corp.	47,635	1,782,025
Schlumberger, Ltd.	14,068	1,194,936
Superior Well Services Inc*	7,492	190,372
T-3 Energy Service Inc.*	12,013	401,835
Transocean, Inc.*	11,750	1,245,265
Unisource Energy Corp.	12,654	416,190
Valero Energy Corp.	16,609	1,226,741
		13,427,809
FINANCIAL (7.5%)
Acadia Realty Trust	8,810	228,620
Allstate Corp.	10,132	623,219
Ambac Financial Group, Inc.	4,911	428,190
American Int’l. Group, Inc.	17,839	1,249,265
AmericanWest Bancorp	8,111	147,864

	Shares	Value($)
ACTIVE ASSETS:
COMMON STOCKS:
FINANCIAL (Cont’d.)
Argonaut Group, Inc.	9,448	294,872
Assured Guaranty Co.*	23,150	684,314
Asta Funding Inc.	6,980	268,241
Bank Mutual Corp.	33,447	385,644
Bank of America Corp.	33,044	1,615,521
Banner Corporation	4,297	146,356
Biomed Realty Trust Inc	7,650	192,168
Brookline Bankcorp	38,686	445,276
Capital Lease Funding, Inc.	9,089	97,707
Capital One Financial Corp.	10,634	834,131
Citigroup, Inc.	35,181	1,804,433
Columbia Banking System	8,195	239,704
Equity Inns, Inc.	28,513	638,691
Euronet Worldwide*	15,436	450,114
FBR Capital Markets Corp.*	29,100	491,790
First Niagara Financial Grp.	28,575	374,333
First State Bank Corporation	14,168	301,637
FirstFed Financial Corp.*	6,809	386,275
Greenhill & CO Inc.	3,250	223,308
Glacier Bancorp, Inc.	22,099	449,715
Goldman Sachs Group, Inc.	2,715	588,476
Hartford Fin, Svc .Gp., Inc.	7,344	723,457
Highwoods Properties, Inc.	9,107	341,513
ISHARES Russel Midcap	6,280	520,926
ISHARES Russel Midcap	5,680	467,805
Iberia Bank Corp.	3,864	191,075
J.P. Morgan Chase & Co.	27,110	1,313,480
JER Investors Trust, Inc.	11,670	175,050
KNBT Bancorp, Inc.	22,814	335,366
Knight Capital Group, Inc.*	9,782	162,381
LandAmerica Financial Group	7,598	733,131
Lazard, Ltd. Cl A*	10,244	461,287
Legg Mason, Inc.	3,458	340,198
MAF Bancorp	11,091	601,798
Medical Properties Trust Inc	17,221	227,834
Merrill Lynch & Co., Inc.	5,736	479,415
Meruelo Maddux Prop., Inc.*	23,897	195,000
MetLife, Inc.	15,406	993,379
Mid-America Apt. Communities	5,461	286,593

	Shares	Value($)
ACTIVE ASSETS:
COMMON STOCKS:
FINANCIAL (Cont’d.)
Morgan Stanley	8,088	678,421
National Financial Partners	18,209	843,259
NewAlliance Bankshare	44,762	658,897
PHH Corp.*	20,978	654,723
Pennsylvania REIT	5,352	237,254
Phoenix Companies, Inc.	14,193	213,037
Prologis Trust	7,769	442,056
Provident Financial Services	14,565	229,544
Rait Finiancial Trust	6,566	170,847
Safeco Corp.	10,390	646,881
Salary.com., Inc.*	12,115	145,380
Sterling Financial Corp.	9,889	286,188
Sws Group, Inc.	17,819	385,247
Taylor Capital Gowth, Inc.	6,164	169,695
Tower Group, Inc.	11,903	379,706
Vintage Wine Trust, Inc.	45,820	320,740
Wachovia Corp.	23,252	1,191,665
Wells Fargo & Company	54,216	1,906,777
Westamerica Bancorp	8,000	353,920
		32,053,789
HEALTHCARE (3.5%)
ALNYLAM Pharmaceuticals, Inc.*	4,388	66,654
Abbott Laboratories	21,345	1,143,025
Aetna, Inc.	13,121	648,177
Allscripts Healthcare Solution	17,878	455,531
American Medical Sys. Hldgs.*	9,450	170,478
Amgen, Inc.*	7,881	435,740
Arthrocare Corp.*	5,630	247,213
Celgene Corp.*	4,124	236,429
DJ Orthopedics, Inc.*	11,970	494,002
Discovery Laboratories Inc*	92,365	261,393
Enzon, Inc.*	50,163	393,780
Genesis HealthCare Corp.*	4,303	294,411
Genzyme Corp. (Genl. Div)*	6,243	402,049
Gilead Sciences, Inc.*	21,384	829,058
Human Genome Sciences, Inc.*	23,359	208,362
Humana, Inc.*	3,923	238,950
Inverness Medical Innovations*	19,028	970,809
Johnson & Johnson	30,728	1,893,459

	Shares	Value($)
ACTIVE ASSETS:
COMMON STOCKS:
HEALTHCARE (Cont’d.)
Keryx Biopharmaceuticals, Inc.	10,755	105,076
Kyphon, Inc.*	6,150	296,123
McKesson Corp.	8,160	486,662
Medco Health Solutions*	5,679	442,905
Myriad Genetics Inc.*	4,475	166,425
OSI Pharmaceuticals, Inc.*	1,570	2
Pfizer, Inc.	40,926	1,046,478
Psychiatric Solutions*	12,630	457,964
Quest Diagnostics, Inc.	5,902	304,838
Rigel Pharmaceuticals, Inc.*	8,247	73,481
Sciele Pharma, Inc.*	5,028	118,460
Seattle Genetics, Inc.*	15,096	148,092
St. Jude Medical, Inc.*	6,961	288,812
Theravance, Inc.*	8,120	259,840
Valeant Pharmaceuticals	14,956	249,616
Wyeth	17,795	1,020,365
		14,854,659
INDUSTRIAL (7.9%)
3M Company	9,336	810,271
Actuant Corp. Cl A	4,934	311,138
Affymetrix, Inc.*	11,586	288,376
Agnico-Eagle Mines, Ltd.	19,010	693,865
Alaska Air Group, Inc.*	15,065	419,711
Allis-Chalmers Corp*	66,192	1,521,754
Apogee Enterprises, Inc.	8,368	232,798
Baldor Electric Company	19,288	950,513
Benchmark Electronics*	5,709	129,138
Bronco Drilling Co., Inc.*	33,755	553,920
Bucyrus International , Inc.	3,902	276,184
CF Industries Holdings	5,460	326,999
Chaparral Steel Co.	9,900	711,513
Curtis Wright Corp. Cl B	6,599	307,579
DIODES, Inc.*	7,132	297,904
DXP ENTERPRISES INC*	3,789	161,980
Eclipsys Corp.*	3,184	63,043
FLIR Systems Inc.*	16,645	769,831
Felcor Lodging Trust, Inc.	7,903	205,715
Flotek Industries, Inc.*	12,692	760,378
General Cable Corp.*	19,275	1,460,081

	Shares	Value($)
ACTIVE ASSETS:
COMMON STOCKS:
INDUSTRIAL (Cont’d.)
General Electric Co.	86,168	3,298,511
Genesee & Wyoming, Inc. Cl A*	26,046	777,213
Google, Inc.*	1,339	699,895
Granite Construction	13,320	854,878
HUB Group, Inc. Cl A*	11,051	388,553
Harmonic, Inc.*	36,726	325,760
Healthcare Services Group	8,568	252,756
Heelys, Inc.*	8,800	227,568
Heidrick & Struggles Intl Inc*	7,335	375,845
ICO, Inc.*	32,756	346,231
ITT Industries, Inc.	13,608	929,154
Illinois Tool Works, Inc.	8,767	475,084
Integra Lifesciences Corp.*	7,203	355,972
Interline Brands, Inc.*	9,522	248,334
JetBlue Airways Corp*	27,525	323,419
Jos A Bank Clothiers*	5,975	247,783
Ladish Co Inc*	16,955	729,065
Landauer, Inc.	4,525	222,856
Levitt Corporation	18,320	172,758
Littelfuse, Inc.*	17,326	585,099
Live Nation Inc*	26,455	592,063
Lockheed Martin Corp.	9,901	931,981
Magellan Health Services, Inc.	12,925	600,625
Miller (Herman), Inc.	8,284	261,774
Northrop Grumman Corp.	10,764	838,193
Prepaid Legal Service, Inc.*	2,400	154,344
RBC Bearings Inc*	4,475	184,594
RTI International Metals Inc*	5,938	447,547
SAUER-DANFOSS INC	17,930	533,597
Siligan Holdings, Inc.	12,903	713,278
Southwest Airlines Co.	33,584	500,737
Starwood Hotels & Resort World	8,728	585,387
Texas Industries, Inc.	7,502	588,232
Trico Marine Services, Inc.*	8,303	339,427
Tyco International, Ltd.*	19,925	673,266
United Parcel Service Cl B	10,003	730,219
United Technologies Corp.	10,954	776,967
WMS Industries Inc*	7,800	225,108
Waste Connections Inc.*	9,634	291,332

	Shares	Value($)
ACTIVE ASSETS:
COMMON STOCKS:
INDUSTRIAL (Cont’d.)
Wright Express Corp*	9,336	319,945
ZUMIEZ, Inc.*	8,350	315,463
		33,693,504
TECHNOLOGY (6.4%)
Activision, Inc.*	16,140	301,334
Agile Software Corp.*	17,960	144,758
Analog Devices, Inc.	17,110	644,020
Anixter International, Inc.*	6,273	471,792
Ansys, Inc.*	8,610	228,165
Apple Computer, Inc.*	5,738	700,266
Arris Group, Inc.*	21,600	379,944
Aspen Technology, Inc.*	20,199	282,786
Automatic Data Processing	9,803	475,151
Broadcom Corp. Cl A*	34,949	1,022,258
CDC CORP-CL A*	38,595	324,584
Cirrus Logic, Inc.*	27,764	230,441
Cisco Systems, Inc.*	64,086	1,784,795
CommScope, Inc.*	29,482	1,720,275
Corning, Inc.*	28,782	735,380
Dell, Inc.*	17,540	500,767
Dot Hill Systems*	26,222	94,399
EFJ, Inc.*	32,725	176,388
EMC Corp.*	18,313	331,465
Electronics For Imaging, Inc.*	12,273	346,344
Equinix Inc*	2,201	201,325
Exelixis, Inc*	10,065	121,787
FormFactor, Inc.*	7,310	279,973
Hewlett-Packard Co.	23,438	1,045,804
IBM Corp.	10,752	1,131,648
Imation Corp.	6,116	225,436
Informatica Corp.*	36,318	536,417
Intel Corp.	65,401	1,553,928
Lin TV Corp.*	14,575	274,156
Marlin Business Services*	10,633	226,589
Medics Pharmaceutical Corp.	22,555	688,830
Micrel, Inc.	23,157	294,557
Microsemi Corp.*	22,394	536,336
Microsoft Corp.	73,001	2,151,339
Netlogic Microsystems, Inc.*	15,678	499,188

	Shares	Value($)
ACTIVE ASSETS:
COMMON STOCKS:
TECHNOLOGY (Cont’d.)
Parametric Technology Corp.*	13,819	298,629
Perot Systems Corp. Cl A*	12,298	209,558
Qualcomm, Inc.	19,466	844,630
Rightnow Tecnologies*	15,975	262,150
SPSS, Inc.*	5,916	261,132
Semtech Corp.*	7,835	135,781
Symantec Corp.*	19,963	403,253
Syniverse Holdings, Inc.*	33,635	432,546
Tech Data Corp.*	11,840	455,366
Technitrol, Inc.	11,439	327,956
Tibco Software, Inc.*	28,608	258,902
Trident Microsystems*	12,475	228,916
Varian Semiconductor Equip.*	7,824	313,429
Viasat, Inc.*	22,827	732,747
Wabtech	12,996	474,744
Website Pros, Inc.*	10,434	98,288
aQuantive, Inc.*	16,924	1,079,751
		27,480,403
TELECOMMUNICATIONS (1.2%)
AT&T	44,802	1,859,283
CT Communications, Inc.	9,191	280,417
Cincinnati Bell, Inc.*	38,137	220,432
Gray Television Inc.	36,598	339,263
Iowa Telecomunications Service	19,199	436,393
Qwest Communications Intl.*	28,866	280,000
Sprint Nextel Corp.	21,627	447,895
Verizon Communications	27,803	1,144,650
		5,008,333
UTILITIES (1.3%)
Avista Corp.	11,858	255,540
Black Hills Corp.	5,556	220,851
Constellation Energy Group	6,073	529,383
Dominion Resources, Inc.	10,052	867,588
Exelon Corp.	18,900	1,372,140
FirstEnergy Corp.	7,507	485,928
PNM Resources, Inc.	20,127	559,329
Sempra Energy	10,810	640,276

	Shares	Value($)
ACTIVE ASSETS:
COMMON STOCKS:
UTILITIES (1.3%) (Cont’d)
Sierra Pacific Resources*	22,150	388,954
Westar Energy, Inc.	15,544	377,408
		5,697,397

TOTAL ACTIVE ASSETS-COMMON STOCK (Cost: $143,192,589) 40.1%		171,165,105

*Non-income producing security.

	Shares	Value($)
PREFERRED STOCKS
FINANCIAL (0.1%)
Quanta Capital Holdings	13420	270,413

TOTAL PREFERRED Stocks (Cost: $335,500) 0.1%		270,413

	Rate(%)	Maturity	Face Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
FINANCIAL (0.1%)
GSC Capital Corp.	7.25	07/15/10	460,000	460,000

TOTAL LONG-TERM DEBT SECURITIES (Cost: $460,000) 0.1%				460,000

	Rate(%)	Maturity	Face Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.6%)
Target Corporation	5.33	07/02/07	6,600,000	6,598,045

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $6,598,045) 1.6%				6,598,045

TEMPORARY CASH INVESTMENTS** (Cost: $227,600) 0.0% (1)				227,600

TOTAL INVESTMENTS (Cost: $336,028,188) 98.9%				421,975,695

OTHER NET ASSETS 1.1%				4,506,398

NET ASSETS 100.0%				$426,482,093

(1)  Less than 0.05%.

**The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund’s name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co.  On the next business day, these funds (and earned interest) are automatically returned to the fund.  The annual rate of interest earned on this temporary cash investment at June 30, 2007 was 4.88%.

MUTUAL OF AMERICA INVESTMENT CORPORATION

SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2007 (Unaudited)

	Shares	Value($)
COMMON STOCKS:
BASIC MATERIALS (3.2%)
Schnitzer Steel Inds Inc -A	25,827	1,238,146
Cytec Industries, Inc.	43,828	2,794,912
Lubrizol Corp.	61,342	3,959,626
WCI Communications*	17,040	284,227
		8,276,911
CONSUMER, CYCLICAL (11.8%)
Audiovox Corp. Cl A*	229,479	2,976,343
Belo Corporation	125,657	2,587,278
CSK Auto Corp*	83,499	1,536,382
Casey’s General Stores, Inc.	44,940	1,225,064
Charming Shoppes, Inc.*	103,702	1,123,093
Crown Holdings, Inc.*	240,769	6,012,002
Hartmarx Corp.*	129,237	1,030,019
Landry’s Restaurant, Inc.	75,621	2,288,291
Lithia Motors, Inc. Cl A	16,694	423,026
Modine Manufacturing Co.	80,437	1,817,876
Pharmion Corp.*	38,850	1,124,708
Payless Shoesource, Inc.*	53,116	1,675,810
Rent-A-Center, Inc.*	60,141	1,577,498
Tupperware Corp.	116,989	3,362,264
Wolverine World Wide, Inc.	73,204	2,028,483
		30,788,137
CONSUMER, NON-CYCLICAL (4.7%)
Boston Beer Co., Inc. Cl A*	23,431	922,010
Conmed Corp.*	22,623	662,401
Flowers Foods, Inc.	26,947	898,952
Great Atlantic & Pac. Tea, Inc	39,705	1,331,706
Longs Drug Stores Corp.	34,153	1,793,716
Mueller Industries, Inc.	94,712	3,261,881
Vector Group, Ltd.	159,073	3,583,915
		12,454,581
ENERGY (5.7%)
Aegean Marine Pretroleum*	63,203	1,202,753
CNX Gas Corp.*	93,269	2,854,031
Ellora Energy Inc*	119,800	1,437,600

	Shares	Value($)
COMMON STOCKS:
ENERGY (Cont’d.)
Northwest Natural Gas	25,773	1,190,455
Range Resources Corp.	125,530	4,696,077
Superior Well Services Inc*	42,452	1,078,705
Unisource Energy Corp.	72,194	2,374,461
		14,834,082
FINANCIAL (27.4%)
AmericanWest Bancorp	48,455	883,335
Assured Guaranty Co.*	89,508	2,645,856
Asta Funding Inc.	39,769	1,528,323
Bank Mutual Corp.	198,865	2,292,913
Banner Corporation	24,473	833,550
Brookline Bankcorp	230,771	2,656,174
Capital Lease Funding, Inc.	51,432	552,894
Columbia Banking System	39,745	1,162,541
Equity Inns, Inc.	161,615	3,620,176
FBR Capital Markets Corp.*	159,700	2,698,930
First Niagara Financial Grp.	161,642	2,117,510
First State Bank Corporation	80,630	1,716,613
FirstFed Financial Corp.*	38,827	2,202,656
Glacier Bancorp, Inc.	75,426	1,534,919
Highwoods Properties, Inc.	51,631	1,936,163
ISHARES Russel Midcap	35,770	2,967,122
ISHARES Russel Midcap	32,370	2,665,993
Iberia Bank Corp.	21,791	1,077,565
JER Investors Trust, Inc.	66,415	996,225
KNBT Bancorp, Inc.	128,648	1,891,126
Knight Capital Group, Inc.*	59,583	989,078
LandAmerica Financial Group	46,363	4,473,566
MAF Bancorp	67,435	3,659,023
Medical Properties Trust Inc	97,430	1,288,999
Meruelo Maddux Prop., Inc.*	136,069	1,110,323
Mid-America Apt. Communities	33,402	1,752,937
National Financial Partners	52,027	2,409,370
NewAlliance Bankshare	192,898	2,839,459
PHH Corp.*	121,016	3,776,909
Pennsylvania REIT	32,970	1,461,560
Phoenix Companies, Inc.	81,757	1,227,173
Provident Financial Services	82,126	1,294,306
Rait Finiancial Trust	37,400	973,148

	Shares	Value($)
COMMON STOCKS:
FINANCIAL (Cont’d.)
Sterling Financial Corp.	56,314	1,629,727
Sws Group, Inc.	106,403	2,300,433
Taylor Capital Gowth, Inc.	35,244	970,267
Vintage Wine Trust, Inc.	236,080	1,652,560
		71,789,422
HEALTHCARE (2.6%)
Discovery Laboratories Inc*	526,721	1,490,620
Enzon, Inc.*	285,949	2,244,700
Genesis HealthCare Corp.*	26,701	1,826,882
Inverness Medical Innovations*	26,791	1,366,877
		6,929,079
INDUSTRIAL (20.8%)
Agnico-Eagle Mines, Ltd.	58,412	2,132,038
Alaska Air Group, Inc.*	85,930	2,394,010
Allis-Chalmers Corp*	138,143	3,175,908
Apogee Enterprises, Inc.	47,618	1,324,733
Baldor Electric Company	68,421	3,371,787
Benchmark Electronics*	32,691	739,470
Bronco Drilling Co., Inc.*	91,638	1,503,780
CF Industries Holdings	31,120	1,863,777
Chaparral Steel Co.	55,971	4,022,636
Felcor Lodging Trust, Inc.	44,990	1,171,090
Flotek Industries, Inc.*	35,459	2,124,349
General Cable Corp.*	83,114	6,295,886
Genesee & Wyoming, Inc. Cl A*	53,370	1,592,561
Granite Construction	48,130	3,088,983
Healthcare Services Group	51,547	1,520,637
Ladish Co Inc*	37,900	1,629,700
Levitt Corporation	106,020	999,769
Littelfuse, Inc.*	44,440	1,500,739
Live Nation Inc*	74,881	1,675,837
SAUER-DANFOSS INC	102,090	3,038,198
Siligan Holdings, Inc.	73,750	4,076,900
Texas Industries, Inc.	42,770	3,353,596
Trico Marine Services, Inc.*	47,009	1,921,728
		54,518,112
TECHNOLOGY (11.3%)
Agile Software Corp.*	102,420	825,505
Anixter International, Inc.*	35,553	2,673,941

	Shares	Value($)
COMMON STOCKS:
TECHNOLOGY (Cont’d.)
CDC CORP-CL A*	130,300	1,095,823
Cirrus Logic, Inc.*	158,273	1,313,666
CommScope, Inc.*	108,291	6,318,780
Dot Hill Systems*	149,585	538,506
Electronics For Imaging, Inc.*	69,074	1,949,268
Imation Corp.	36,723	1,353,610
Informatica Corp.*	104,316	1,540,747
Lin TV Corp.*	25,930	487,743
Marlin Business Services*	60,805	1,295,755
Microsemi Corp.*	39,420	944,109
Perot Systems Corp. Cl A*	71,984	1,226,607
Semtech Corp.*	42,024	728,276
Syniverse Holdings, Inc.*	52,020	668,977
Tech Data Corp.*	67,782	2,606,896
Technitrol, Inc.	65,071	1,865,586
Tibco Software, Inc.*	104,070	941,834
Trident Microsystems*	38,600	708,310
Website Pros, Inc.*	59,819	563,495
		29,647,434
TELECOMMUNICATIONS (2.4%)
CT Communications, Inc.	55,877	1,704,807
Cincinnati Bell, Inc.*	218,102	1,260,630
Gray Television Inc.	83,500	774,045
Iowa Telecomunications Service	108,577	2,467,955
		6,207,437
UTILITIES (3.6%)
Avista Corp.	71,167	1,533,649
Black Hills Corp.	31,441	1,249,780
PNM Resources, Inc.	80,456	2,235,872
Sierra Pacific Resources*	126,372	2,219,086
Westar Energy, Inc.	93,310	2,265,567
		9,503,954

TOTAL COMMON STOCKS (Cost: $215,167,702) 93.5%		244,949,149

*Non-income producing security.

	Shares	Value($)
PREFERRED STOCKS
FINANCIAL (0.5%)
Quanta Capital Holdings	57,320	1,153,185

TOTAL PREFERRED Stocks (Cost: $1,000,971) 0.5%		1,153,185

	Rate(%)	Maturity	Face Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
FINANCIAL (0.7%)
GSC Capital Corp.	7.25	07/15/10	1,890,000	1,890,000

TOTAL LONG-TERM DEBT SECURITIES (Cost: $2,890,971) 1.2%				1,890,000

	Rate(%)	Maturity	Face Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNEMENT AGENCIES (3.8%)
Federal Home Loan Bank	5.08	07/05/07	10,000,000	9,992,943

COMMERCIAL PAPER (1.1%)
DANAHER CORP	5.35	07/02/07	2,779,000	2,778,174

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $12,771,117) 4.9%				12,771,117

TOTAL INVESTMENTS (Cost: $230,829,790) 99.6%				260,763,451

OTHER NET ASSETS 0.4%				1,014,286

NET ASSETS 100.0%				$261,777,737

MUTUAL OF AMERICA INVESTMENT CORPORATION

SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2007 (Unaudited)

	Shares	Value($)
COMMON STOCKS:
BASIC MATERIALS (1.3%)
Darling International Inc*	91,625	838,369
Georgia Gulf Corp.	52,568	952,006
TETRA Technologies*	60,438	1,302,439
		3,092,814
CONSUMER, CYCLICAL (16.2%)
AAR Corp*	78,571	2,593,629
Aaron Rents, Inc	44,044	1,286,085
ArvinMeritor, Inc.	103,188	2,290,774
California Pizza Kitchen Inc*	63,237	1,358,331
Crown Media Holdings Cl A*	56,114	404,021
Entravision Communications*	100,073	1,043,761
Gymboree Corp.*	41,155	1,621,919
Harris Interactive*	171,263	916,257
Hibbett Sporting Goods, Inc.*	63,106	1,727,842
Hudson Highland Group*	66,378	1,419,825
ICT Group, Inc.*	82,469	1,542,995
L-1 Identity Solution Inc.*	64,252	1,313,953
Marten Transport Ltd.*	34,310	617,923
Marvel Entertainment Inc*	46,812	1,192,770
Modine Manufacturing Co.	41,632	940,883
Payless Shoesource, Inc.*	62,994	1,987,461
Phillips Van Heusen Corp.	28,923	1,751,866
Pinnacle Entertainment, Inc.*	73,404	2,066,323
RC2 Corp.*	24,412	976,724
Rare Hospitality Int’l., Inc.*	32,930	881,536
Sonic Corp.*	101,317	2,241,132
Sunopta*	136,473	1,521,674
The Topps Company, Inc.	76,659	805,686
Tupperware Corp.	37,550	1,079,187
Tween Brands, Inc.*	35,079	1,564,523
Under Armour Inc - CL A*	20,081	916,698
Wolverine World Wide, Inc.	66,285	1,836,757
		37,900,535

	Shares	Value($)
COMMON STOCKS:
CONSUMER, NON-CYCLICAL (5.8%)
ANDERSONS INC	11,250	509,963
Alkermes, Inc.*	56,964	831,674
Chattem, Inc.*	10,366	656,997
Comsys ITPartners, Inc.*	38,060	868,149
Dynamex, Inc.*	33,374	852,038
Forrester Research Inc*	59,562	1,675,479
Hologic, Inc.*	34,029	1,882,144
Longs Drug Stores Corp.	25,359	1,331,855
Mentor Corp.	55,544	2,259,530
Sovran Self-Storage, Inc.	14,681	707,037
Watson Wyatt Worldwide Inc	39,060	1,971,749
		13,546,615
ENERGY (2.8%)
Range Resources Corp.	122,112	4,568,210
T-3 ENERGY SERVICES INC*	62,099	2,077,212
		6,645,422
FINANCIAL (8.3%)
Acadia Realty Trust	45,917	1,191,546
Argonaut Group, Inc.	49,076	1,531,662
Assured Guaranty Co.*	38,050	1,124,758
Biomed Realty Trust Inc	39,700	997,264
Euronet Worldwide*	79,980	2,332,217
GREENHILL & CO INC.	17,300	1,188,683
Glacier Bancorp, Inc.	48,724	991,533
Lazard, Ltd. Cl A*	53,103	2,391,228
National Financial Partners	46,503	2,153,554
NewAlliance Bankshare	66,190	974,317
Salary.com., Inc.*	62,876	754,512
Tower Group, Inc.	61,673	1,967,369
Westamerica Bancorp	41,526	1,837,110
		19,435,753
HEALTHCARE (9.4%)
ALNYLAM Pharmaceuticals, Inc.*	22,742	345,451
Allscripts Healthcare Solution	92,909	2,367,321
American Medical Sys. Hldgs.*	49,075	885,313
Arthrocare Corp.*	29,181	1,281,338
DJ Orthopedics, Inc.*	62,132	2,564,188
Human Genome Sciences, Inc.*	121,126	1,080,444
Inverness Medical Innovations*	74,790	3,815,786

	Shares	Value($)
COMMON STOCKS:
HEALTHCARE (Cont’d.)
Keryx Biopharmaceuticals, Inc.	55,824	545,400
Kyphon, Inc.*	31,960	1,538,874
Myriad Genetics Inc.*	23,166	861,544
Psychiatric Solutions*	65,558	2,377,133
Rigel Pharmaceuticals, Inc.*	42,790	381,259
Sciele Pharma, Inc.*	26,065	614,091
Seattle Genetics, Inc.*	78,326	768,378
Theravance, Inc.*	42,972	1,375,104
Valeant Pharmaceuticals	77,566	1,294,577
		22,096,201
INDUSTRIAL (28.4%)
Actuant Corp. Cl A	25,551	1,611,246
Affymetrix, Inc.*	60,117	1,496,312
Agnico-Eagle Mines, Ltd.	45,663	1,666,700
Allis-Chalmers Corp*	216,462	4,976,461
Baldor Electric Company	37,218	1,834,103
Bronco Drilling Co., Inc.*	91,840	1,507,094
Bucyrus International , Inc.	20,187	1,428,836
Curtis Wright Corp. Cl B	32,909	1,533,888
DIODES, Inc.*	36,976	1,544,488
DXP ENTERPRISES INC*	19,636	839,439
Eclipsys Corp.*	16,493	326,561
FLIR Systems Inc.*	86,255	3,989,294
Flotek Industries, Inc.*	33,569	2,011,119
General Cable Corp.*	24,330	1,842,998
Genesee & Wyoming, Inc. Cl A*	85,993	2,566,031
Granite Construction	25,002	1,604,628
HUB Group, Inc. Cl A*	57,349	2,016,391
Harmonic, Inc.*	190,593	1,690,560
Heelys, Inc.*	45,666	1,180,923
Heidrick & Struggles Intl Inc*	38,041	1,949,221
ICO, Inc.*	170,042	1,797,344
Integra Lifesciences Corp.*	37,390	1,847,814
Interline Brands, Inc.*	49,513	1,291,299
JetBlue Airways Corp*	142,795	1,677,841
Jos A Bank Clothiers*	31,025	1,286,607
Ladish Co Inc*	53,421	2,297,103
Landauer, Inc.	23,458	1,155,307
Littelfuse, Inc.*	49,103	1,658,208

	Shares	Value($)
COMMON STOCKS:
INDUSTRIAL (Cont’d.)
Live Nation Inc*	69,209	1,548,897
Magellan Health Services, Inc.	67,069	3,116,696
Miller (Herman), Inc.	42,953	1,357,315
Prepaid Legal Service, Inc.*	12,450	800,660
RBC Bearings Inc*	23,250	959,063
RTI International Metals Inc*	30,820	2,322,903
WMS Industries Inc*	40,575	1,170,995
Waste Connections Inc.*	49,840	1,507,162
Wright Express Corp*	48,462	1,660,793
ZUMIEZ, Inc.*	43,327	1,636,894
		66,709,194
TECHNOLOGY (19.8%)
Activision, Inc.*	83,751	1,563,631
Ansys, Inc.*	44,814	1,187,571
Arris Group, Inc.*	111,906	1,968,427
Aspen Technology, Inc.*	103,359	1,447,026
CDC CORP-CL A*	80,360	675,828
CommScope, Inc.*	53,710	3,133,979
EFJ, Inc.*	169,634	914,327
Equinix Inc*	11,461	1,048,338
Exelixis, Inc*	52,159	631,124
FormFactor, Inc.*	37,847	1,449,540
Informatica Corp.*	92,712	1,369,356
Lin TV Corp.*	51,965	977,462
Medics Pharmaceutical Corp.	116,995	3,573,027
Micrel, Inc.	120,074	1,527,341
Microsemi Corp.*	80,167	1,920,000
Netlogic Microsystems, Inc.*	81,434	2,592,859
Parametric Technology Corp.*	71,636	1,548,054
Rightnow Tecnologies*	82,920	1,360,717
SPSS, Inc.*	30,664	1,353,509
Syniverse Holdings, Inc.*	129,720	1,668,199
Tibco Software, Inc.*	53,417	483,424
Trident Microsystems*	29,183	535,508
Varian Semiconductor Equip.*	40,614	1,626,997
Viasat, Inc.*	118,485	3,803,364
Wabtech	67,390	2,461,757
aQuantive, Inc.*	87,688	5,594,494
		46,415,859

	Shares	Value($)
COMMON STOCKS:
TELECOMMUNICATIONS (0.4%)
Gray Television Inc.	113,833	1,055,232

UTILITIES (0.4%)
PNM Resources, Inc.	31,537	876,413

TOTAL COMMON STOCKS (Cost: $180,478,246) 92.8%		217,774,038

	Rate(%)	Maturity	Face Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.8%)
Target Corporation	5.33	07/02/07	4,200,000	4,198,756
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $4,198,756) 1.8%				4,198,756

TOTAL INVESTMENTS (Cost: $184,677,002) 94.6%				221,972,794

OTHER NET ASSETS 5.4%				12,596,655

NET ASSETS 100.0%				$234,569,449

*Non-income producing security.

MUTUAL OF AMERICA INVESTMENT CORPORATION

MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2007 (Unaudited)

	Shares	Value($)
COMMON STOCKS:
BASIC MATERIALS (6.5%)
Arch Coal, Inc.	4,295	149,466
Cytec Industries, Inc.	4,441	283,203
Eastman Chemical Co.	5,624	361,792
Freeport-McMoran Copper	4,925	407,889
Huntsman Corp.	22,066	536,424
Lubrizol Corp.	4,908	316,811
Lyondell Chemical Co.	4,167	154,679
Sonoco Products Co.	16,587	710,089
Steel Dynamics, Inc.	8,821	369,688
		3,290,041
CONSUMER, CYCLICAL (12.9%)
Belo Corporation	17,666	363,743
Black & Decker Corp.	4,118	363,661
Crown Holdings, Inc.*	33,327	832,175
Fortune Brands, Inc.	4,061	334,505
Johnson Controls, Inc.	6,861	794,298
Macy’s Inc	5,299	210,794
Mohawk Industries, Inc.*	3,768	379,777
Newell Rubbermaid, Inc.	8,539	251,303
Office Depot, Inc.*	9,196	278,639
Penney (J.C.) Co., Inc.	3,038	219,890
PetSmart, Inc.	7,480	242,726
Polo Ralph Lauren Corp.	9,774	958,927
Rent-A-Center, Inc.*	9,247	242,549
V F Corp.	7,624	698,206
Whirlpool Corp.	3,168	352,282
		6,523,475
CONSUMER, NON-CYCLICAL (5.9%)
Clorox Co.	4,618	286,778
Coca-Cola Enterprises	13,904	333,696
Dean Foods Co.	9,538	303,976
Kroger Co.	24,039	676,217
Reynolds American Inc	7,737	504,452
Tyson Foods, Inc.	12,332	284,129
Vector Group, Ltd.	26,594	599,163
		2,988,411

	Shares	Value($)
COMMON STOCKS:
ENERGY (5.2%)
CNX Gas Corp.*	15,834	484,520
Denbury Resources, Inc.*	12,198	457,425
Grant Prideco, Inc.*	12,488	672,229
Range Resources Corp.	18,080	676,373
Spectra Energy Corp.	13,431	348,669
		2,639,216
FINANCIAL (26.1%)
American Financial Group	17,283	590,214
Ameriprise Financial, Inc.	11,923	757,945
Aon Corp.	10,062	428,742
Apartment Investment & Mgmt.Co	9,360	471,931
Associated Banc-Corp.	13,850	452,895
Assurant, Inc.	5,867	345,684
CIT Group, Inc.	8,141	446,371
Comerica, Inc.	8,202	487,773
Conseco, Inc.*	13,974	291,917
Developers Divers Rlty.	8,529	449,564
Discovery Hld. -A W/I*	10,030	230,590
E*Trade Financial Corp.*	12,611	278,577
Equity Residential	13,014	593,829
First American Corp.	6,974	345,213
First Tennessee Natl. Bank	11,199	436,761
Fulton Financial Corp	18,667	269,178
Genworth Financial, Inc.	13,209	454,390
Host Hotels & Resorts Inc.	17,225	398,242
Huntington Bancshares, Inc.	18,859	428,854
ISHARES Russel Midcap	2,755	433,802
ISHARES Russel Midcap	3,588	390,733
KeyCorp.	15,832	543,513
M & T Bank Corp.	3,398	363,246
Principal Financial Group Inc.	13,037	759,927
Prologis Trust	6,968	396,479
Radian Group, Inc.	6,754	364,716
StanCorp Financial GP	9,890	519,027
Vornado Realty Trust	7,279	799,525
Zions Bancorporation	6,511	500,761
		13,230,399
HEALTHCARE (4.3%)
CIGNA Corp.	13,596	709,983
Hillenbrand Industries, Inc.	4,309	280,085

	Shares	Value($)
COMMON STOCKS:
HEALTHCARE (Cont’d.)
Hospira, Inc.*	7,145	278,941
King Pharmaceuticals, Inc.*	16,237	332,209
McKesson Corp.	5,927	353,486
Varian Medical Systems, Inc.*	4,979	211,657
		2,166,361
INDUSTRIAL (9.5%)
Agnico-Eagle Mines, Ltd.	13,651	498,262
Alliant TechSystems Inc.*	4,993	495,056
BEA Systems, Inc.*	21,447	293,609
CSX Corp.	8,367	377,184
Donnelley R.R. & Sons	16,355	711,606
General Growth Pptys Inc	6,712	355,400
Lincoln Electric Holdings	5,614	416,783
Mettler-Toledo International*	3,835	366,281
Southwest Airlines Co.	13,675	203,894
Textron, Inc.	4,532	499,019
Trinity Industries	10,315	449,115
Yellow Roadway Corp.*	3,666	134,909
		4,801,118
TECHNOLOGY (8.1%)
Arrow Electronics*	9,661	371,272
Cognos, Inc.*	6,200	246,140
Computer Sciences Corp.*	3,905	230,981
DRS Technologies Inc	7,883	451,459
Electronic Data Systems Corp.	14,954	414,674
Intersil Corp. Cl A	7,594	238,907
McAfee, Inc.*	7,671	270,019
Medics Pharmaceutical Corp.	5,049	154,196
NCR Corp.*	5,984	314,399
People’s United Financial Inc.	22,806	404,350
Sybase, Inc.*	10,525	251,442
Tellabs, Inc.*	16,774	180,488
Xerox Corp.*	30,277	559,519
		4,087,846
TELECOMMUNICATIONS (1.6%)
CenturyTel, Inc.	10,470	513,554
Qwest Communications Intl.*	28,189	273,433
		786,987
UTILITIES (14.3%)
American Electric Power, Inc.	17,050	767,932

	Shares	Value($)
COMMON STOCKS:
UTILITIES (Cont’d.)
Constellation Energy Group	5,927	516,657
Edison International	14,171	795,277
Energen Corp.	14,544	799,047
Entergy Corp.	4,815	516,890
PG & E Corp.	13,826	626,318
PPL Corporation	21,164	990,265
Pepco Holdings, Inc.	19,798	558,304
Pinnacle West Capital Corp.	10,525	419,421
Sempra Energy	13,069	774,077
Sierra Pacific Resources*	28,082	493,120
		7,257,308

TOTAL COMMON STOCKS (Cost: $41,974,645) 94.4%		47,771,162

	Rate(%)	Maturity	Face Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (5.1%)
Federal Home Loan Bank	4.80	07/02/07	2,610,000	2,609,304

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $2,609,304) 5.1%				2,609,304

TOTAL INVESTMENTS (Cost: $44,583,949) 99.5%				50,380,466

OTHER NET ASSETS 0.5%				234,780

NET ASSETS 100.0%				$50,615,246

*Non-income producing security.

MUTUAL OF AMERICA INVESTMENT CORPORATION

MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2007 (Unaudited)

	Shares	Value($)
COMMON STOCKS
BASIC MATERIALS (6.2%)
Airgas, Inc.	24,496	1,173,358
Albemarle Corp.	24,801	955,583
Arch Coal, Inc.	44,479	1,547,869
Bowater, Inc.	17,526	437,274
Cabot Corp.	20,083	957,557
Carpenter Technology Corp.	7,992	1,041,438
Chemtura Corp.	75,233	835,839
Commercial Metals Co.	36,860	1,244,762
Cytec Industries, Inc.	13,147	838,384
FMC Corp.	11,948	1,068,032
Ferro Corp.	13,453	335,383
Louisiana-Pacific Corp.	32,534	615,543
Lubrizol Corp.	21,580	1,392,989
Lyondell Chemical Co.	67,041	2,488,562
Martin Marietta Materials, Inc	13,293	2,153,732
Matthews Intl. Corp. Cl. A	9,854	429,733
Minerals Technologies, Inc.	5,953	398,553
Olin Corp.	22,998	482,958
Packaging Corp of America	25,600	647,936
Potlatch Corp	12,170	523,919
RPM International Inc.	37,704	871,339
Scotts Co. Cl A	13,680	587,419
Sensient Technologies Corp.	14,661	372,243
Sonoco Products Co.	31,189	1,335,201
Steel Dynamics, Inc.	26,524	1,111,621
Valspar Corp.	31,274	888,494
Worthington Industries, Inc.	21,600	467,640
		25,203,361
CONSUMER, CYCLICAL (11.6%)
99 Cent Only Stores*	14,623	191,708
Advance Auto Parts	33,202	1,345,677
Aeropostale, Inc.*	16,110	671,465
American Eagle Outfitters	61,404	1,575,627
American Greetings Corp. Cl A	17,724	502,121
Ann Taylor Stores Corp.*	20,173	714,528

	Shares	Value($)
COMMON STOCKS
CONSUMER, CYCLICAL (Cont’d.)
Applebees Intl., Inc.	23,283	561,120
ArvinMeritor, Inc.	22,268	494,350
Barnes & Noble, Inc.	16,039	617,020
Beazer Homes USA, Inc.	12,209	301,196
Belo Corporation	27,425	564,681
Blyth, Inc.	7,845	208,520
Bob Evans Farms, Inc.	11,158	411,172
Borders Group, Inc.	18,525	353,087
Borg-Warner, Inc.	18,077	1,555,345
Boyd Gaming Corp.	13,350	656,687
Brinker International, Inc.	35,393	1,035,953
CBRL Group, Inc.	7,629	324,080
Callaway Golf Co.	19,128	340,670
CarMax, Inc.*	67,020	1,709,010
Catalina Marketing Corp.	11,437	360,266
Charming Shoppes, Inc.*	40,110	434,391
Cheesecake Factory, Inc.*	22,444	550,327
Chico’s FAS, Inc.*	54,891	1,336,047
Coldwater Creek Inc*	18,865	438,234
Dick’s Sporting Goods Inc.*	12,303	715,666
Dollar Tree Stores*	31,994	1,393,339
Entercom Communications	8,706	216,692
Foot Locker, Inc.	48,240	1,051,632
Furniture Brands Intl., Inc.	15,072	214,022
Gamestop Corp.*	47,586	1,860,613
Gentex Corp.	44,509	876,382
Hanesbrands, Inc.*	30,071	812,819
Harte-Hanks, Inc.	14,724	378,112
Hovanian Enterprises, Inc.*	11,405	188,525
International Speedway Corp.	11,110	585,608
Lear Corp.*	23,911	851,471
Lee Enterprises	14,358	299,508
MDC Holdings, Inc.	10,980	530,993
Media General Inc. Cl A	7,057	234,786
Modine Manufacturing Co.	10,236	231,334
Mohawk Industries, Inc.*	16,789	1,692,163
NVR INC*	1,486	1,007,508
O’Reilly Automotive, Inc.*	35,594	1,300,961
Pacific Sunwear of Calif*	21,961	483,142

	Shares	Value($)
COMMON STOCKS
CONSUMER, CYCLICAL (Cont’d.)
Payless Shoesource, Inc.*	20,575	649,141
PetSmart, Inc.	42,424	1,376,659
Phillips Van Heusen Corp.	17,320	1,049,072
Regis Corporation	13,818	528,539
Rent-A-Center, Inc.*	21,926	575,119
Ross Stores, Inc.	43,576	1,342,141
Ruby Tuesday, Inc.	16,937	445,951
Ryland Group, Inc.	13,114	490,070
Saks Incorporated	44,398	947,897
Scholastic Corp.*	8,154	293,055
Strayer Education Inc.	4,457	587,031
Thor Industries, Inc.	10,944	494,012
Timberland Company Cl A*	15,669	394,702
Toll Brothers, Inc.*	39,608	989,408
Tupperware Corp.	19,170	550,946
Urban Outfitters, Inc.*	35,138	844,366
Valassis Communication, Inc.*	14,936	256,750
Washington Post Co. Cl B	1,754	1,361,262
Westwood One, Inc.	22,081	158,762
Wiley (John) & Sons Cl A	13,788	665,823
Williams-Sonoma, Inc.	34,504	1,089,636
		47,268,900
CONSUMER, NON-CYCLICAL (2.4%)
Alberto-Culver Co.	25,382	602,061
BJ’s Wholesale Club, Inc.*	20,064	722,906
Church & Dwight	20,519	994,351
Energizer Holdings, Inc.*	17,604	1,753,358
Hansen Natural Corp.*	18,819	808,841
Hormel Foods Corp.	22,756	849,937
J.M. Smucker Co.	17,655	1,123,917
Lancaster Colony Corp.	7,292	305,462
PepsiAmericas, Inc.	18,797	461,654
Ruddick Corp.	11,230	338,248
Smithfield Foods, Inc.*	37,138	1,143,479
Tootsie Roll Inds., Inc.	8,460	234,427
Universal Corp.	8,098	493,330
		9,831,971
ENERGY (6.9%)
Cimarex Energy Co.	25,976	1,023,714

	Shares	Value($)
COMMON STOCKS
ENERGY (Cont’d.)
Denbury Resources, Inc.*	37,766	1,416,225
FMC Technologies Inc.*	20,252	1,604,363
Forest Oil Corp.*	23,621	998,223
Frontier Oil Crop	34,366	1,504,200
Grant Prideco, Inc.*	39,749	2,139,689
Hanover Compressor Co.*	32,204	768,065
Helmerich & Payne, Inc.	32,190	1,140,170
KBR INC.*	52,285	1,371,436
NewField Exploration Company*	40,535	1,846,369
Noble Energy, Inc.	53,289	3,324,701
Overseas Shipholding Group	7,771	632,559
Patterson UTI Energy, Inc.	48,876	1,281,040
Pioneer Natural Resources Co.	38,500	1,875,335
Plains Exploration & Prod. Co.	22,362	1,069,127
Pogo Producing Co.	18,242	926,511
Pride International, Inc.*	51,727	1,937,693
Quicksilver Resources*	17,308	771,591
Superior Energy Services, Inc*	25,168	1,004,707
Tidewater, Inc.	17,920	1,270,170
		27,905,888
FINANCIAL (15.6%)
AMB Property Corp.	31,071	1,653,599
American Financial Group	21,999	751,266
Americredit Corp.*	36,776	976,403
Associated Banc-Corp.	39,774	1,300,610
Astoria Financial Corp.	26,104	653,644
Bank of Hawaii Corp	15,458	798,251
Berkley (WR) Corp.	53,277	1,733,634
Broadridge Financial Solutions	43,418	830,152
Brown & Brown, Inc.	35,907	902,702
Cathay General Bancorp	15,961	535,332
City National Corp.	12,778	972,278
Colonial BancGroup, Inc.	47,723	1,191,643
Commerce Group, Inc.	14,954	519,203
Cousins Properties	13,630	395,406
Cullen Frost Bankers, Inc.	18,716	1,000,745
Eaton Vance Corp.	39,216	1,732,563
Edwards (A.G.), Inc.	23,471	1,984,473
Equity One, Inc.	11,511	294,106

	Shares	Value($)
COMMON STOCKS
FINANCIAL (Cont’d.)
Everest RE Group*	19,704	2,140,643
Fidelity National Financial In	69,097	1,637,599
First American Corp.	30,135	1,491,683
First Community Bancorp	8,040	459,968
First Niagara Financial Grp.	34,538	452,448
Firstmerit Corp.	25,095	525,238
GATX Corp.	15,932	784,651
Gallagher (Arthur J.) & Co.	30,675	855,219
Global Payments, Inc	21,346	846,369
Greater Bay Bancorp	15,942	443,825
HCC Insurance Holdings Inc.	34,962	1,168,080
Hanover Insurance Group	16,056	783,372
Highwoods Properties, Inc.	17,739	665,213
Horace Mann Educators Corp.	13,471	286,124
Hospitality Properties Trust	29,275	1,214,620
Indymac Bancorp, Inc.	22,554	657,900
Jefferies Group	33,252	897,139
Leucadia National	50,661	1,785,800
Liberty Property Trust	28,680	1,259,912
Macerich Co.	22,355	1,842,499
Mack-Cali Realty Corp.	21,182	921,205
Mercury General Corporation	11,081	610,674
MoneyGram International, Inc.	26,024	727,371
Nationwide Health Pptys., Inc.	27,834	757,085
New York Community Bancorp	86,016	1,463,992
Nuveen Investments, Inc.	24,777	1,539,891
Ohio Casualty Corp.	18,678	808,944
Old Republic Intl. Corp.	72,098	1,532,804
PMI Group, Inc.	27,099	1,210,512
Protective Life Corp.	21,811	1,042,784
Radian Group, Inc.	25,026	1,351,404
Raymond James Financial, Inc.	28,968	895,111
Rayonier, Inc.	24,147	1,089,996
Regency Centers Corp.	21,669	1,527,665
SEI Investments	39,552	1,148,590
SVB Financial Group*	10,760	571,464
StanCorp Financial GP	16,704	876,626
TCF Financial	34,980	972,444
UDR Inc	42,376	1,114,489

	Shares	Value($)
COMMON STOCKS
FINANCIAL (Cont’d.)
Unitrin, Inc.	12,411	610,373
Waddell & Reed Financial, Inc.	26,171	680,708
Washington Federal, Inc.	27,237	662,131
Webster Financial Corp.	17,607	751,291
Weingarten Realty Investors	23,723	975,015
Westamerica Bancorp	9,373	414,662
Wilmington Trust Corp.	21,433	889,684
		63,571,227
HEALTHCARE (9.9%)
Advanced Medical Optics, Inc.*	18,694	652,047
Apria Healthcare Group, Inc.*	13,612	391,617
Beckman Coulter, Inc.	19,316	1,249,359
Cephalon, Inc.*	20,648	1,659,893
Charles River Laboratories Inc	20,991	1,083,555
Community Health Systems Inc.*	29,332	1,186,479
Covance, Inc.*	19,821	1,358,928
Cytyc Corp.*	35,938	1,549,287
Dentsply International, Inc.	47,377	1,812,644
Edwards Lifesciences Corp.*	17,974	886,837
Endo Pharmaceuticals Holdings*	41,721	1,428,110
Gen-Probe, Inc.*	16,357	988,290
Health Management Associates	75,570	858,475
Health Net, Inc.*	35,009	1,848,475
Hillenbrand Industries, Inc.	19,236	1,250,340
Intuitive Surgical, Inc.*	11,686	1,621,666
Invitrogen Corp.*	14,581	1,075,349
Kindred healthcare Inc.*	9,850	302,592
Lifepoint Hospitals, Inc.*	18,006	696,472
Lincare Holdings, Inc.*	26,148	1,041,998
Millennium Pharmaceuticals Inc	100,151	1,058,596
Omnicare, Inc.	37,905	1,366,854
Par Pharmaceutical Cos Inc*	10,931	308,582
Pdl BioPharma Inc*	36,367	847,351
Perrigo Co.	23,675	463,557
Pharmaceutical Prod. Dev. Inc.	32,429	1,241,058
Psychiatric Solutions*	16,933	613,991
ResMed, Inc.*	24,277	1,001,669
Schein (Henry), Inc.*	27,706	1,480,332
Sepracor, Inc.*	33,194	1,361,618

	Shares	Value($)
COMMON STOCKS
HEALTHCARE (Cont’d.)
Steris Corp.	20,228	618,977
Techne Corp.*	12,302	703,797
Triad Hospitals, Inc.*	27,820	1,495,603
Universal Health Services Cl B	16,800	1,033,200
VCA Antech, Inc.*	26,213	987,968
Valeant Pharmaceuticals	29,523	492,739
Varian, Inc.*	9,528	522,420
Ventana Medical Systems, Inc.*	10,342	799,126
Vertex Pharmaceutical*	40,853	1,166,762
		40,506,613
INDUSTRIAL (17.0%)
AGCO Corp.*	28,531	1,238,531
Affymetrix, Inc.*	21,398	532,596
AirTran Holdings, Inc.*	28,536	311,613
Alaska Air Group, Inc.*	12,612	351,370
Alexander & Baldwin, Inc.	13,382	710,718
Alliant TechSystems Inc.*	10,289	1,020,154
Ametek, Inc.	33,288	1,320,868
Avis Budget Group*	31,579	897,791
Cameron International Corp.*	34,351	2,455,066
Career Education Corp.*	29,633	1,000,706
Carlisle Companies, Inc.	19,359	900,387
ChoicePoint, Inc.*	23,717	1,006,787
Con-Way Inc	14,236	715,217
Copart, Inc.*	22,201	679,129
Corinthian Colleges, Inc.*	27,023	440,205
Corporate Executive Board Co.	11,910	773,078
Crane Co.	15,661	711,792
DeVry, Inc.	18,590	632,432
Deluxe Corp.	16,093	653,537
Digital River, Inc.*	12,618	570,965
Donaldson Company, Inc.	21,520	765,036
Dun & Bradstreet	18,527	1,907,910
Dycom Industries, Inc.*	12,680	380,146
Encore Aquisition Company*	16,565	460,507
Expeditors Int’l Wash., Inc.	66,474	2,745,376
Fastenal Co.	39,116	1,637,396
Federal Signal Corp.	14,858	235,648
Florida Rock Industries	15,426	1,041,255

	Shares	Value($)
COMMON STOCKS
INDUSTRIAL (Cont’d.)
Flowserve Corp	17,793	1,273,979
Graco, Inc.	20,746	835,649
Granite Construction	10,594	679,923
HNI Corporation	14,941	612,581
Harsco Corp.	26,246	1,364,792
Hubbell, Inc. Cl B	18,601	1,008,546
Hunt (JB) Transport Svcs., Inc	31,703	929,532
ITT Educational Services, Inc.	9,992	1,172,861
Jacobs Engineering Group, Inc.	36,886	2,121,314
JetBlue Airways Corp*	55,688	654,334
Joy Global, Inc.	33,875	1,975,929
Kelly Services, Inc.	6,740	185,080
Kennametal, Inc.	12,121	994,286
Korn/Ferry International*	15,059	395,449
Laureate Education, Inc.*	16,039	988,965
Lincoln Electric Holdings	13,300	987,392
MSC Ind. Direct Co. Cl A	16,621	914,155
Manpower, Inc.	26,363	2,431,723
Miller (Herman), Inc.	19,803	625,775
Mine Safety Appliances Co.	9,300	406,968
NBTY Inc*	17,648	762,394
Navigant Consulting Co.*	13,473	250,059
Net Flix.com*	18,853	365,560
Nordson Corp.	10,504	526,881
Oshkosh Truck Corp.	23,098	1,453,326
Pentair, Inc.	31,122	1,200,376
Quanta Services, Inc.*	37,274	1,143,194
Reliance Steel & Aluminum Co.	20,209	1,136,958
Republic Services, Inc.	52,522	1,609,274
Rollins, Inc.	9,210	209,712
Roper Industries, Inc.	27,533	1,572,134
SPX, Inc.	17,753	1,558,891
Scientific Games Corp*	21,068	736,327
Sequa Corp. Cl A*	2,167	242,704
Sotheby’s (Deleware)	17,931	825,185
Stericycle, Inc.*	27,344	1,215,714
Teleflex, Inc.	12,223	999,597
The Brink’s Company	15,124	936,024
Thomas & Betts Corp.*	15,785	915,530

	Shares	Value($)
COMMON STOCKS
INDUSTRIAL (Cont’d.)
Timken Co.	29,359	1,060,153
Trinity Industries	25,044	1,090,416
United Rentals*	20,780	676,181
Wellcare Health Plans Inc.*	10,448	945,648
Werner Enterprises, Inc.	15,149	305,252
Yellow Roadway Corp.*	17,934	659,971
		69,052,910
TECHNOLOGY (14.5%)
3Com Corp.*	124,358	513,599
ADC Telecommunications, Inc.*	37,084	679,750
Activision, Inc.*	78,640	1,468,209
Acxiom Corp.	21,499	568,649
Adtran, Inc.	19,166	497,741
Advent Software, Inc.*	6,103	198,653
Alliance Data Systems*	20,595	1,591,582
Amphenol Corp Cl A	55,801	1,989,306
Andrew Corp.*	48,567	701,307
Arrow Electronics*	38,323	1,472,753
Atmel Corp.*	133,604	742,838
Avnet, Inc.*	40,556	1,607,640
Avocent Corp.*	15,737	456,530
BISYS Group, Inc.	37,818	447,387
CDW Corp.	19,013	1,615,535
CSG Systems Intl., Inc.*	13,531	358,707
Cadence Design Systems, Inc.*	86,809	1,906,326
Ceridian Corp.*	44,723	1,565,305
Cerner Corp.*	20,416	1,132,476
CheckFree Corp.*	27,426	1,102,525
CommScope, Inc.*	19,097	1,114,310
Cree , Inc.*	26,279	679,312
Cypress Semiconductor Corp.*	47,153	1,098,193
DRS Technologies Inc	12,636	723,664
DST Systems, Inc.*	16,887	1,337,619
Diebold, Inc.	20,488	1,069,474
F5 Networks, Inc.*	13,019	1,049,331
Fair Isaac Corporation	17,890	717,747
Fairchild Semiconductor Intl.*	38,590	745,559
Gartner, Inc.*	16,227	399,022
Harris Corp.	41,880	2,284,554

	Shares	Value($)
COMMON STOCKS
TECHNOLOGY (Cont’d.)
Henry (Jack) & Associates	24,050	619,288
Imation Corp.	10,974	404,502
Ingram Micro, Inc.*	44,609	968,461
Integrated Device Tech., Inc.*	61,692	942,037
International Rectifier*	22,612	842,523
Intersil Corp. Cl A	42,148	1,325,976
Kemet Corp.*	26,110	184,076
Lam Research Corp.*	42,127	2,165,328
Lattice Semiconductor Corp.*	35,795	204,747
MPS Group, Inc.*	31,977	427,532
Macrovision Corp.*	16,540	497,192
McAfee, Inc.*	49,743	1,750,954
Medics Pharmaceutical Corp.	17,417	531,915
Mentor Graphics Corp.*	26,630	350,717
Micrel, Inc.	17,661	224,648
Microchip Technology, Inc.	67,395	2,496,311
National Instruments Corp.	17,787	579,323
Neustar, Inc. Cl A*	20,021	580,008
Palm, Inc.	32,263	516,850
Parametric Technology Corp.*	35,823	774,135
Plantronics, Inc.	14,934	391,569
Polycom, Inc.*	28,596	960,826
Powerwave Technologies, Inc.*	40,634	272,248
RF Micro Devices*	60,178	375,511
SRA International, Inc. Cl A*	12,970	327,622
Semtech Corp.*	19,611	339,859
Silicon Laboratories, Inc.*	17,080	591,139
Sybase, Inc.*	28,482	680,435
Synopsys, Inc.*	44,712	1,181,738
Tech Data Corp.*	17,154	659,743
Transaction Systems Architects	11,590	390,119
Triquint Semiconductor, Inc.*	43,390	219,553
Utstarcom, Inc.*	33,159	186,022
ValueClick , Inc.*	31,133	917,178
Vishay Intertechnology, Inc.*	57,666	912,276
Western Digital Corp.*	69,206	1,339,136
Wind River Systems*	23,444	257,884
Zebra Technologies Cl A*	21,497	832,794
		59,057,778

	Shares	Value($)
COMMON STOCKS
TELECOMMUNICATIONS (0.6%)
Cincinnati Bell, Inc.*	77,242	446,459
Telephone & Data Systems, Inc.	32,459	2,030,960
		2,477,419
UTILITIES (7.3%)
AGL Resources, Inc.	24,262	982,126
Alliant Energy Corp.	36,243	1,408,041
Aqua America, Inc.	41,354	930,051
Aquila, Inc.*	116,857	477,945
Black Hills Corp.	11,748	466,983
DPL, Inc.	35,244	998,815
Energy East Corporation	49,287	1,285,898
Equitable Resources, Inc.	37,925	1,879,563
Great Plains Energy Inc.	26,793	780,212
Hawaiian Electric Inds.	25,371	601,039
IdaCorp, Inc.	13,606	435,936
MDU Resources Group	56,710	1,590,148
NSTAR	33,305	1,080,747
National Fuel Gas Co.	26,035	1,127,576
Northeast Utilities	48,122	1,364,740
OGE Energy Corp.	28,613	1,048,666
Oneok, Inc.	34,631	1,745,749
PNM Resources, Inc.	23,917	664,653
Pepco Holdings, Inc.	60,024	1,692,677
Puget Energy, Inc.	36,396	880,055
SCANA Corp.	36,386	1,393,220
Sierra Pacific Resources*	69,004	1,211,710
Southwestern Energy Co.*	52,480	2,335,410
Vectren Corporation	23,859	642,523
WGL Holdings, Inc.	15,352	501,089
Westar Energy, Inc.	27,286	662,504
Wisconsin Energy Corp.	36,468	1,612,972
		29,801,048

TOTAL COMMON STOCKS (Cost: $287,855,600) 92.0%		374,677,115

*Non-income producing security.

	Rate(%)	Maturity	Face Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.4%)
U.S. Treasury Bill (a)	4.66	08/30/07	1,000,000	992,047
U.S. Treasury Bill (a)	4.89	07/05/07	500,000	499,657
				1,491,704
U.S. GOVERNEMENT AGENCIES (3.7%)
Federal Home Loan Bank	5.08	07/05/07	15,000,000	14,989,415

COMMERCIAL PAPER (3.8%)
DANAHER CORP	5.35	07/02/07	6,095,000	6,093,188
NSTAR ELECTRIC COMPANY	5.34	07/03/07	2,721,000	2,719,789
New Jersey Natural Gas	5.37	07/06/07	2,050,000	2,048,165
New Jersey Natural Gas	5.32	07/06/07	2,000,000	1,998,226
Target Corporation	5.25	07/09/07	2,800,000	2,796,321
				15,655,689

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $32,136,834) 7.9%				32,136,808

TOTAL INVESTMENTS (Cost: $319,992,434) 99.9%				406,813,923

OTHER NET ASSETS 0.1%				463,955

NET ASSETS 100%				$407,277,878

(a)  This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts.

FUTURES CONTRACTS OUTSTANDING AS OF JUNE  30, 2007:

	Expiration	Underlying Face	Unrealized
	Date	Amount at Value	Gain(Loss)
Purchased

68 S&P 500 Stock Index Futures Contracts	September 2007	$30,742,800	$(206,675)

Face Value of futures purchased and outstanding as percentage of total investments in securities: 7.6%

MUTUAL OF AMERICA INVESTMENT CORPORATION

COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2007 (Unaudited)

	Shares	Value($)
COMMON STOCKS:
BASIC MATERIALS (1.9%)
Ball Corp.	12,262	651,971
Dow Chemical Co.	25,120	1,110,806
Freeport-McMoran Copper	17,104	1,416,553
Monsanto Co.	16,812	1,135,482
		4,314,812
CONSUMER, CYCLICAL (5.3%)
Best Buy Co., Inc.	12,197	569,234
Comcast Corp. Cl A*	56,359	1,584,815
D.R. Horton, Inc.	15,248	303,893
Harman Intl. Inds	4,350	508,080
Home Depot, Inc.	11,138	438,280
International Game Technology	21,702	861,569
Johnson Controls, Inc.	10,931	1,265,482
Kohl’s Corp.*	8,973	637,352
McDonald’s Corp.	16,835	854,545
Omnicom Group, Inc.	16,241	859,474
Penney (J.C.) Co., Inc.	8,255	597,497
Staples, Inc.	27,254	646,737
Starbucks Corp.*	24,157	633,880
Target Corp.	9,075	577,170
Time Warner, Inc.	44,954	945,832
V F Corp.	7,987	731,449
		12,015,289
CONSUMER, NON-CYCLICAL (5.3%)
Archer-Daniels-Midland Co.	21,213	701,938
CVS Corp.	32,069	1,168,915
Coca-Cola Co.	31,819	1,664,452
Colgate-Palmolive Co.	15,901	1,031,180
General Mills, Inc.	10,589	618,609
PepsiCo, Inc.	25,728	1,668,461
Proctor & Gamble Co.	51,613	3,158,199
Wal-Mart Stores, Inc.	41,655	2,004,022
		12,015,776

	Shares	Face Value($)
COMMON STOCKS:
ENERGY (6.2%)
Devon Energy Corp.	4,940	386,753
Exxon Mobil Corp.	74,464	6,246,040
Halliburton Co.	55,131	1,902,020
Schlumberger, Ltd.	20,586	1,748,575
Transocean, Inc.*	17,198	1,822,644
Valero Energy Corp.	24,306	1,795,241
		13,901,273
FINANCIAL (10.3%)
Allstate Corp.	14,832	912,316
Ambac Financial Group, Inc.	7,092	618,351
American Int’l. Group, Inc.	26,107	1,828,273
Bank of America Corp.	48,682	2,380,063
Capital One Financial Corp.	15,559	1,220,448
Citigroup, Inc.	51,990	2,666,567
Goldman Sachs Group, Inc.	3,966	859,631
Hartford Fin, Svc .Gp., Inc.	10,747	1,058,687
J.P. Morgan Chase & Co.	39,155	1,897,060
Legg Mason, Inc.	5,065	498,295
Merrill Lynch & Co., Inc.	8,456	706,752
MetLife, Inc.	22,541	1,453,444
Morgan Stanley	11,831	992,384
Prologis Trust	11,365	646,669
Safeco Corp.	15,198	946,227
Wachovia Corp.	34,030	1,744,038
Wells Fargo & Company	79,343	2,790,493
		23,219,698
HEALTHCARE (6.1%)
Abbott Laboratories	31,239	1,672,848
Aetna, Inc.	19,201	948,529
Amgen, Inc.*	11,608	641,806
Celgene Corp.*	5,155	295,536
Genzyme Corp. (Genl. Div)*	9,143	588,809
Gilead Sciences, Inc.*	31,142	1,207,375
Humana, Inc.*	5,738	349,502
Johnson & Johnson	44,964	2,770,682
McKesson Corp.	11,864	707,569
Medco Health Solutions*	8,196	639,206
Pfizer, Inc.	60,017	1,534,635
Quest Diagnostics, Inc.	8,621	445,275

	Shares	Value($)
COMMON STOCKS:
HEALTHCARE (Cont’d.)
St. Jude Medical, Inc.*	10,190	422,783
Wyeth	26,146	1,499,212
		13,723,767
INDUSTRIAL (7.3%)
3M Company	13,659	1,185,465
General Electric Co.	126,098	4,827,031
Google, Inc.*	1,958	1,023,447
ITT Industries, Inc.	19,919	1,360,069
Illinois Tool Works, Inc.	12,824	694,933
Lockheed Martin Corp.	14,488	1,363,755
Northrop Grumman Corp.	15,757	1,226,998
Southwest Airlines Co.	48,886	728,890
Starwood Hotels & Resort World	12,769	856,417
Tyco International, Ltd.*	29,153	985,080
United Parcel Service Cl B	14,635	1,068,355
United Technologies Corp.	16,026	1,136,724
		16,457,164
TECHNOLOGY (8.6%)
Analog Devices, Inc.	24,652	927,901
Apple Computer, Inc.*	8,359	1,020,132
Automatic Data Processing	14,351	695,593
Broadcom Corp. Cl A*	51,233	1,498,565
Cisco Systems, Inc.*	93,772	2,611,550
Corning, Inc.*	42,047	1,074,301
Dell, Inc.*	25,670	732,879
EMC Corp.*	26,794	484,971
Hewlett-Packard Co.	34,293	1,530,154
IBM Corp.	15,739	1,656,530
Intel Corp.	95,625	2,272,050
Microsoft Corp.	107,571	3,170,117
Qualcomm, Inc.	28,487	1,236,051
Symantec Corp.*	28,703	579,801
		19,490,595
TELECOMMUNICATIONS (2.4%)
AT&T	65,047	2,699,451
Qwest Communications Intl.*	41,555	403,084
Sprint Nextel Corp.	29,155	603,800
Verizon Communications	41,820	1,721,729
		5,428,064

	Shares	Value($)
COMMON STOCKS:
UTILITIES (2.5%)
Constellation Energy Group	8,887	774,680
Dominion Resources, Inc.	14,704	1,269,102
Exelon Corp.	27,656	2,007,826
FirstEnergy Corp.	10,978	710,606
Sempra Energy	15,822	937,137
		5,699,351

TOTAL COMMON STOCKS (Cost: $106,013,843) 55.9%		126,265,789

*Non-income preducing security.

	Rating*	Rate(%)	Maturity	Face Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.3%)
U.S. Treasury Strip	AAA	0.00	08/15/21	7,000,000	3,339,924
U.S. Treasury Strip	AAA	0.00	02/15/17	3,000,000	1,844,661
					5,184,585
U.S. GOVERNMENT AGENCIES (15.6%)
MORTGAGE-BACKED OBLIGATIONS (15.6%)
FHARM	AAA	5.27	04/01/37	788,146	777,241
FHARM	AAA	5.48	05/01/37	748,824	739,888
FHLMC	AAA	5.00	06/15/17	2,000,000	1,956,978
FHLMC	AAA	4.00	10/15/26	1,100,000	1,070,429
FHLMC	AAA	5.43	04/01/37	797,240	790,092
FHLMC	AAA	6.00	07/15/29	452,983	452,234
FHLMC	AAA	5.79	03/01/37	397,778	394,190
FNMA	AAA	6.00	06/01/37	500,000	493,418
FNMA	AAA	5.50	06/01/37	500,000	482,249
FNMA	AAA	6.00	05/01/37	441,613	435,295
FNMA	AAA	6.00	04/01/37	394,812	389,163
FNMA	AAA	5.50	05/01/34	1,545,559	1,496,387
FNMA	AAA	5.00	11/01/33	1,404,921	1,323,387
FNMA	AAA	5.00	04/01/18	1,063,894	1,032,094
FNMA	AAA	5.00	06/01/33	1,009,493	950,907
FNMA	AAA	6.00	01/01/25	876,571	877,434
FNMA	AAA	5.50	10/01/33	857,516	830,841
FNMA	AAA	5.50	03/01/24	763,609	746,096
FNMA	AAA	5.50	07/01/33	688,964	667,532
FNMA	AAA	5.50	07/01/34	655,742	634,880
FNMA	AAA	5.00	04/01/35	635,459	597,042
FNMA	AAA	5.50	09/01/33	596,117	577,573
FNMA	AAA	6.00	12/01/36	567,002	561,252
FNMA	AAA	5.00	09/01/18	530,661	514,800
FNMA	AAA	4.50	05/01/18	537,995	512,621
FNMA	AAA	4.50	06/01/34	561,313	511,352
FNMA	AAA	4.50	05/01/19	519,431	494,198
FNMA	AAA	6.50	09/01/36	481,688	487,784
FNMA	AAA	5.50	09/01/34	492,451	476,784
FNMA	AAA	5.50	04/01/35	491,479	475,227
FNMA	AAA	6.00	01/01/37	471,001	466,224
FNMA	AAA	5.50	11/01/26	471,679	459,405
FNMA	AAA	6.00	04/01/33	449,296	447,214
FNMA	AAA	4.50	12/01/18	461,569	439,799
FNMA	AAA	5.00	09/01/35	438,952	412,415

	Rating*	Rate(%)	Maturity	Face Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (Cont’d)
MORTGAGE-BACKED OBLIGATIONS (Cont’d.)
FNMA	AAA	6.00	11/01/34	409,510	406,507
FNMA	AAA	5.50	02/01/35	419,083	405,750
FNMA	AAA	5.00	10/01/25	423,857	403,699
FNMA	AAA	5.50	09/01/25	369,591	360,687
FNMA	AAA	4.50	06/01/19	373,620	355,470
FNMA	AAA	6.00	04/01/23	334,518	335,327
FNMA	AAA	5.50	10/01/34	336,541	325,834
FNMA	AAA	5.50	02/01/35	330,660	319,726
FNMA	AAA	5.00	04/01/34	325,192	305,983
FNMA	AAA	5.00	03/01/34	304,492	286,820
FNMA	AAA	6.00	06/01/34	284,295	282,210
FNMA	AAA	4.00	05/01/19	300,776	279,101
FNMA	AAA	6.00	10/01/34	279,516	277,465
FNMA	AAA	6.00	02/25/47	273,807	274,417
FNMA	AAA	6.50	07/01/34	242,486	245,994
FNMA	AAA	5.50	03/01/34	228,331	221,228
FNMA	AAA	4.50	02/01/19	227,377	216,332
FNMA	AAA	6.00	05/01/33	211,482	210,243
FNMA	AAA	6.00	05/01/23	199,221	199,702
FNMA	AAA	5.50	08/01/35	200,708	194,071
FNMA	AAA	6.50	05/01/32	176,188	179,308
FNMA	AAA	6.50	05/01/32	166,550	169,500
FNMA	AAA	6.00	09/01/34	160,817	159,637
FNMA	AAA	6.00	05/01/32	157,850	157,119
FNMA	AAA	6.00	04/01/32	150,398	149,701
FNMA	AAA	6.00	04/01/32	150,012	149,317
FNMA	AAA	6.50	04/01/32	139,849	142,325
FNMA	AAA	5.50	04/01/17	82,882	81,958
FNMA	AAA	6.50	06/01/17	74,500	76,070
FNMA	AAA	6.50	03/01/17	73,465	75,013
FNMA	AAA	6.50	07/01/32	65,448	66,607
FNMA	AAA	5.50	05/01/17	60,414	59,740
FNMA	AAA	7.00	11/01/31	51,665	53,548
FNMA	AAA	7.00	09/01/31	51,202	53,068
FNMA	AAA	7.50	04/01/32	49,086	51,137
FNMA	AAA	7.00	04/01/32	44,933	46,543
FNMA	AAA	7.50	06/01/32	42,944	44,737
FNMA	AAA	5.50	06/01/17	44,615	44,118
FNMA	AAA	5.50	05/01/17	44,589	44,092

	Rating*	Rate(%)	Maturity	Face Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (Cont’d)
MORTGAGE-BACKED OBLIGATIONS (Cont’d.)
FNMA	AAA	6.50	05/01/17	39,681	40,517
FNMA	AAA	6.50	09/01/16	37,955	38,787
FNMA	AAA	7.50	06/01/31	32,496	33,941
FNMA	AAA	6.00	03/01/17	33,352	33,549
FNMA	AAA	8.00	03/01/31	29,554	31,134
FNMA	AAA	7.50	02/01/32	27,745	28,958
FNMA	AAA	6.00	03/01/32	27,026	26,918
FNMA	AAA	8.00	04/01/32	20,195	21,276
FNMA	AAA	7.00	06/01/32	10,521	10,898
FNMA	AAA	8.00	04/01/32	8,991	9,475
GNMA (1)	AAA	6.27	10/16/27	3,000,000	3,061,707
GNMA (1)	AAA	6.50	05/15/32	31,716	32,351
GNMA (1)	AAA	6.50	10/15/31	25,893	26,435
GNMA (1)	AAA	7.00	09/15/31	23,349	24,328
GNMA (1)	AAA	6.50	12/15/31	23,096	23,579
GNMA (1)	AAA	6.50	04/15/31	20,995	21,434
GNMA (1)	AAA	7.00	05/15/31	17,032	17,746
GNMA (1)	AAA	7.00	05/15/32	14,823	15,447
GNMA (1)	AAA	7.00	09/15/31	2,627	2,737
					35,185,746
BASIC MATERIALS (1.7%)
International Paper Co.	BBB	4.25	01/15/09	500,000	489,975
Lubrizol Corp.	BBB-	5.50	10/01/14	500,000	479,065
Lyondell Chemical Co.	B+	10.25	11/01/10	500,000	540,000
Monsanto Co.	A-	4.00	05/15/08	500,000	493,767
PolyOne Corp.	B+	7.50	12/15/15	1,000,000	925,000
Temple-Inland, Inc.	BBB	7.88	05/01/12	400,000	425,196
Worthington Industries, Inc.	BBB	6.70	12/01/09	500,000	509,053
					3,862,056
CONSUMER, CYCLICAL (4.2%)
Belo Corporation	BBB-	8.00	11/01/08	500,000	513,431
Black & Decker Corp.	BBB	4.75	11/01/14	750,000	685,853
Comcast Cable Comm	BBB+	6.20	11/15/08	500,000	503,967
Coors Brewing Co	BBB	6.38	05/15/12	500,000	511,983
Cox Comm, Inc. Cl A	BBB-	3.88	10/01/08	500,000	489,691
Daimlerchrysler	BBB	4.05	06/04/08	250,000	246,493
Dow Jones & Co.	BBB	3.88	02/15/08	250,000	247,512
Ethan Allen Interiors	A-	5.38	10/01/15	500,000	466,917
Fortune Brands, Inc.	BBB	4.88	12/01/13	500,000	466,999

	Rating*	Rate(%)	Maturity	Face Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
CONSUMER, CYCLICAL (Cont’d.)
Fruit of the Loom	NR	7.38	11/15/23	138,068	14
Home Depot, Inc.	A+	5.40	03/01/16	500,000	468,696
Johnson Controls, Inc.	A-	4.88	09/15/13	500,000	475,605
Kellwood, Co.	BB	7.88	07/15/09	750,000	766,925
May Dept Stores Co.	BBB	4.80	07/15/09	500,000	490,453
Newell Rubbermaid	BBB+	4.63	12/15/09	500,000	490,887
Pulte Homes, Inc.	BBB	4.88	07/15/09	250,000	245,974
RadioShack Corp.	BB	7.38	05/15/11	500,000	516,903
Scholastic Corp.	BB	5.00	04/15/13	500,000	439,307
Stanley Works	A	3.50	11/01/07	250,000	248,350
Target Corp.	A+	5.38	06/15/09	1,000,000	999,833
Whirlpool Corp.	BBB	6.50	06/15/16	250,000	250,659
					9,526,452
CONSUMER, NON-CYCLICAL (1.3%)
CVS Corp.	BBB+	6.13	08/15/16	250,000	247,834
Kellogg Co.	BBB+	2.88	06/01/08	500,000	487,940
Kroger Co.	BBB-	4.95	01/15/15	500,000	461,629
PepsiAmericas, Inc.	A	6.38	05/01/09	250,000	253,764
Sara Lee Corp.	BBB+	6.25	09/15/11	500,000	508,724
Wal-Mart Stores, Inc.	AA	6.88	08/10/09	1,000,000	1,031,267
					2,991,158
ENERGY (1.5%)
Anadarko Petroleum	BBB-	3.25	05/01/08	500,000	490,322
Diamond Offshore Drilling	A-	4.88	07/01/15	500,000	462,909
Noble Corporation	A-	7.50	03/15/19	800,000	849,872
Premco Refining Group	BBB	7.50	06/15/15	500,000	515,512
Sunoco, Inc.	BBB	4.88	10/15/14	500,000	465,562
Weatherford Enterra, Inc.	BBB+	5.50	02/15/16	500,000	477,843
					3,262,020
FINANCIAL (7.1%)
American Express Credit Corp.	A+	3.00	05/16/08	250,000	244,988
American Honda Fin.	A+	3.85	11/06/08	500,000	489,924
Berkley (WR) Corp.	BBB+	8.70	01/01/22	1,500,000	1,786,911
Berkshire Hathaway Fin	AAA	4.20	12/15/10	500,000	482,116
Brandywine Realty Tr.	BBB-	4.50	11/01/09	500,000	488,394
Capital One Bank	A-	5.75	09/15/10	250,000	251,184
Colonial Properties Tr.	BBB-	4.80	04/01/11	250,000	240,996
Deere Capital Corp.	A	3.90	01/15/08	500,000	496,091
Developers Divers Rlty.	BBB	5.00	05/03/10	250,000	245,616

	Rating*	Rate(%)	Maturity	Face Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
FINANCIAL (Cont’d.)
Fairfax Fin. Hldgs.	BB	8.25	10/01/15	500,000	505,000
First Tennessee Natl. Bank	BBB+	4.50	05/15/13	1,500,000	1,396,148
FleetBoston Finl Group	AA	3.85	02/15/08	250,000	247,540
Ford Motor Credit Co.	B	7.38	10/28/09	1,000,000	992,656
Fst Hor MtgTr	AAA	5.00	06/25/33	807,275	799,416
GATX Financial Corp.	BBB+	5.13	04/15/10	250,000	246,828
GE Capital Corp.	AAA	5.45	01/15/13	2,000,000	1,979,144
GMAC	BB+	0.00	12/01/12	2,500,000	1,677,145
Goldman Sachs Group, Inc.	AA-	3.88	01/15/09	500,000	489,811
HJ Heinz Finance	BBB	6.00	03/15/12	500,000	501,770
Lehman Brothers Hlds.	A+	4.00	01/22/08	500,000	495,788
Markel Corp.	BBB-	6.80	02/15/13	250,000	255,396
Markel Corp.	BBB-	7.00	05/15/08	250,000	252,161
Natl Rural Utls. Coop. Fin.	A+	3.88	02/15/08	250,000	247,521
Roslyn Bancorp, Inc.	BBB-	7.50	12/01/08	250,000	255,368
SLM Corp.	BBB+	4.00	01/15/09	500,000	480,414
Shurgard Storage Centers	A-	7.75	02/22/11	250,000	266,947
Wells Fargo & Company	AA+	3.50	04/04/08	250,000	246,391
					16,061,664
HEALTHCARE (0.5%)
Allergan, Inc.	A	5.75	04/01/16	250,000	248,620
WellPoint, Inc.	BBB+	4.25	12/15/09	500,000	484,329
Wyeth	A+	5.50	03/15/13	500,000	494,773
					1,227,722
INDUSTRIAL (2.2%)
Bunge, Ltd.	BBB-	5.35	04/15/14	500,000	474,978
Deluxe Corp.	BB-	3.50	10/01/07	500,000	495,000
Donnelley R.R. & Sons	BBB+	4.95	04/01/14	500,000	456,784
Lafarge Corp.	BBB	6.50	07/15/08	250,000	251,897
Masco Corp.	BBB+	5.88	07/15/12	500,000	495,904
Seariver Maritime	AAA	0.00	09/01/12	3,000,000	2,281,671
Steelcase	BBB-	6.50	08/15/11	500,000	505,689
					4,961,923
TECHNOLOGY (0.5%)
Arrow Electronics	BBB-	6.88	06/01/18	500,000	509,362
Cisco Systems, Inc.	A+	5.25	02/22/11	500,000	497,001
					1,006,363
TELECOMMUNICATIONS (0.4%)
Nextel Communications, Inc.	BBB	5.25	01/15/10	500,000	496,875

	Rating*	Rate(%)	Maturity	Face Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
TELECOMMUNICATIONS (Cont’d.)
Verizon Global	A	4.00	01/15/08	500,000	496,297
					993,172
UTILITIES (1.1%)
Duke Energy Corp.	A	4.50	04/01/10	500,000	487,495
Kinder Morgan	BB-	5.15	03/01/15	500,000	455,795
Pepco Holdings, Inc.	BBB-	4.00	05/15/10	500,000	478,545
Progress Energy, Inc.	BBB+	5.25	12/15/15	500,000	481,341
Virginia Elect.& Pwr.	BBB	4.50	12/15/10	500,000	483,835
					2,387,011
TOTAL LONG-TERM DEBT SECURITIES (Cost: $89,064,841) 38.4%					86,649,872

*Ratings provided by Standard & Poor’s Corporation

	Rate(%)	Maturity	Face Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (2.8%)
Federal Home Loan Bank	4.80	07/02/07	6,280,000	6,278,325

COMMERCIAL PAPER (1.5%)
Eaton Corp	5.34	07/02/07	590,000	589,825
Target Corporation	5.33	07/02/07	2,900,000	2,899,141
				3,488,966

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $9,767,994) 4.3%				9,767,291

TEMPORARY CASH INVESTMENTS** (Cost: $606,100) 0.3%				606,100

TOTAL INVESTMENTS (Cost: $205,452,778) 98.9%				213,521,761

OTHER NET ASSETS 1.1%				2,526,182

NET ASSETS 100.0%				$225,815,234

Abbreviations :	FHARM =Federal Home Adjustable Rate Mortgage
FHLMC =Federal Home Loan Mortgage Corporation
FNMA =Federal National Mortgage Association
GNMA = Government National Mortgage Association
NR = Not Rated

**	The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund’s name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at June 30, 2007 was 4.88%.

The total value of investments not rated or below-investment grade was 7,313,745, or 3.2% of the Fund’s total investments as of June 30, 2007.

MUTUAL OF AMERICA INVESTMENT CORPORATION

CONSERVATIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2007 (Unaudited)

	Shares	Value($)
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mid-Term Bond Fund 45.0%	7,559,354	7,130,255
Bond Fund 30.0%	3,730,775	4,750,541
Equity Index Fund 25.0%	1,564,223	3,970,616
TOTAL INVESTMENTS (Cost: $15,440,353) 100.0%		15,851,412

OTHER NET ASSETS 0.0%		—

NET ASSETS 100.0%		$15,851,412

MUTUAL OF AMERICA INVESTMENT CORPORATION

MODERATE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2007 (Unaudited)

	Shares	Value($)
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Equity Index Fund 35.0%	12,315,223	31,260,900
Bond Fund 30.0%	20,980,586	26,715,397
Mid Term Bond Fund 20.0%	18,885,932	17,813,891
Mid Cap Equity Index 15.0%	7,701,238	13,425,839
TOTAL INVESTMENTS (Cost: $83,592,475) 100.0%		89,216,027

OTHER NET ASSETS 0.0%		—

NET ASSETS 100.0%		$89,216,027

MUTUAL OF AMERICA INVESTMENT CORPORATION

AGGRESSIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2007 (Unaudited)

	Shares	Value($)
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Equity Index Fund 45.0%	15,789,095	40,078,962
Bond Fund 25.0%	17,434,144	22,199,576
Mid-Cap Equity Index Fund 20.0%	10,239,402	17,850,707
Small Cap Growth Fund 5.0%	3,461,414	4,480,932
Small Cap Value Fund 5.0%	3,289,632	4,447,358
TOTAL INVESTMENTS (Cost: $81,130,706) 100.0%		89,057,535

OTHER NET ASSETS 0.0%		—

NET ASSETS 100.0%		$89,057,535

MUTUAL OF AMERICA INVESTMENT CORPORATION

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2007 (Unaudited)

	Rating*	Rate(%)	Maturity	Face Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (100.0%)
7 - Eleven Inc	A-1+	5.23	07/13/07	3,600,000	3,593,179
7 - Eleven Inc	A-1+	5.25	07/17/07	3,300,000	3,291,814
7 - Eleven Inc	A-1+	5.22	07/13/07	700,000	698,675
7 - Eleven Inc	A-1+	5.27	07/31/07	305,000	303,614
Abbott Labs	A-1+	5.23	07/06/07	3,000,000	2,997,376
Abbott Labs	A-1+	5.24	07/06/07	3,000,000	2,997,376
Abbott Labs	A-1+	5.24	07/02/07	1,100,000	1,099,679
Abbott Labs	A-1+	5.30	07/16/07	950,000	947,762
Alabama Power Co.	A-1	5.30	07/05/07	7,900,000	7,894,181
American Express Credit Corp.	A-1	5.24	07/16/07	6,000,000	5,985,967
American Express Credit Corp.	A-1	5.24	08/17/07	1,200,000	1,191,614
American Express Credit Corp.	A-1	5.25	07/13/07	800,000	798,481
Anheuser-Busch Co.	A-1	5.25	07/12/07	8,000,000	7,985,996
Caterpillar, Inc.	A-1	5.28	07/06/07	7,900,000	7,893,040
Coca-Cola Company	A-1	5.22	08/31/07	5,000,000	4,954,266
Coca-Cola Company	A-1	5.23	08/28/07	1,900,000	1,883,707
Coca-Cola Company	A-1	5.22	07/13/07	950,000	948,201
Colgate-Palmolive Corp	A-1+	5.22	07/30/07	7,000,000	6,969,546
Colgate-Palmolive Corp	A-1+	5.25	07/13/07	1,033,000	1,031,040
DANAHER CORP	A-1	5.40	07/02/07	8,000,000	7,997,600
Dover Corp	A-1	5.26	07/24/07	7,500,000	7,473,662
Dover Corp	A-1	5.35	07/02/07	500,000	499,851
DuPont EI Nemour (Res)	A-1	5.22	07/27/07	7,900,000	7,869,067
Eaton Corp	A-1	5.25	07/31/07	7,900,000	7,864,265
Emerson Electric	A-1	5.26	07/25/07	4,400,000	4,383,923
Emerson Electric Co.	A-1	5.24	07/10/07	3,600,000	3,594,752
Executive Jets Inc.	A-1+	5.25	07/02/07	4,000,000	3,998,830
Florida Power & Light	A-1	5.30	07/19/07	7,950,000	7,927,756
General Elec Cap Corp.	A-1+	5.25	07/30/07	700,000	696,926
General Electric Capital Corp.	A-1+	5.24	08/03/07	3,000,000	2,985,132
General Electric Capital Corp.	A-1+	5.24	08/28/07	2,000,000	1,982,822
General Electric Capital Corp.	A-1+	5.27	07/19/07	1,500,000	1,495,827
General Electric Capital Corp.	A-1+	5.24	07/06/07	800,000	799,298
Hershey Foods	A-1	5.24	07/03/07	6,767,000	6,764,043
IBM Capital, Inc.	A-1	5.25	07/26/07	6,900,000	6,873,822

	Rating*	Rate(%)	Maturity	Face Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (Cont’d.)
IBM Corp.	A-1	5.24	07/12/07	1,000,000	998,251
Johnson & Johnson	A-1+	5.25	07/09/07	3,409,000	3,404,524
Kimberly Clark Worldwide	A-1+	5.22	07/31/07	4,300,000	4,280,669
Kimberly Clark Worldwide	A-1+	5.24	08/08/07	3,700,000	3,678,990
Lowe’s Companies, Inc.	A-1	5.35	07/02/07	8,000,000	7,997,622
MADISON GAS & ELECTRIC	A-1+	5.27	07/16/07	2,000,000	1,995,315
Mccormick & Company	A-1	5.20	08/17/07	1,000,000	992,994
Medtronic, Inc.	A-1+	5.30	07/06/07	3,000,000	2,997,350
Minnesota Mining & Mfg. Co.	A-1+	5.28	07/12/07	4,600,000	4,591,902
Minnesota Mining & Mfg. Co.	A-1+	5.25	07/27/07	3,000,000	2,988,186
Minnesota Mining & Mfg. Co.	A-1+	5.29	07/06/07	400,000	399,647
NSTAR ELECTRIC COMPANY	A-1	5.25	07/10/07	7,000,000	6,989,769
NSTAR ELECTRIC COMPANY	A-1	5.24	07/02/07	700,000	699,796
NSTAR ELECTRIC COMPANY	A-1	5.34	07/03/07	300,000	299,866
National Rural Utilities	A-1	5.24	07/09/07	5,000,000	4,993,426
National Rural Utilities	A-1	5.25	07/06/07	2,500,000	2,497,803
Nestle Capital Corp	A-1+	5.40	07/02/07	7,000,000	6,997,900
Nestle Capital Corp.	A-1+	5.20	07/12/07	1,000,000	998,259
New Jersey Natural Gas	A-1	5.28	07/10/07	6,000,000	5,991,195
New Jersey Natural Gas	A-1	5.38	07/06/07	2,045,000	2,043,166
Novartis Finance	A-1+	5.24	07/02/07	7,800,000	7,797,728
PepsiCo Inc.	A-1	5.26	07/10/07	7,900,000	7,888,444
Pitney Bowes	A-1	5.25	07/19/07	6,000,000	5,983,370
Pitney Bowes	A-1	5.25	07/17/07	2,000,000	1,995,040
SYSCO CORP	A-1+	5.24	08/21/07	4,500,000	4,465,920
SYSCO CORP	A-1+	5.24	09/24/07	3,300,000	3,258,193
Siemens Capital C0. LLC	A-1+	5.29	07/24/07	5,000,000	4,982,364
Siemens Capital C0. LLC	A-1+	5.42	07/02/07	1,600,000	1,599,518
Siemens Capital C0. LLC	A-1+	5.27	07/12/07	1,400,000	1,397,537
Target Corporation	A-1	5.25	07/09/07	7,900,000	7,889,619
Toyota Motor Credit Corp.	A-1+	5.27	08/06/07	4,400,000	4,376,292
Toyota Motor Credit Corp.	A-1+	5.24	07/05/07	3,130,000	3,127,718
Toyota Motor Credit Corp.	A-1+	5.27	07/18/07	500,000	498,682
Unilever Capital	A-1	5.35	07/02/07	3,666,000	3,664,911
Wal-Mart Stores	A-1+	5.22	08/07/07	5,361,000	5,331,449
XTRA, Inc.	A-1+	5.25	07/19/07	2,800,000	2,792,231
XTRA, Inc.	A-1+	5.31	07/05/07	1,758,000	1,756,697
XTRA, Inc.	A-1+	5.27	07/03/07	1,500,000	1,499,340
XTRA, Inc.	A-1+	5.25	07/18/07	1,122,000	1,119,050

	Rating*	Rate(%)	Maturity	Face Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (Cont’d.)
XTRA, Inc.	A-1+	5.25	07/02/07	328,000	327,904
XTRA, Inc.	A-1+	5.28	07/03/07	315,000	314,861
					274,576,588

TOTAL INVESTMENTS (Cost: $274,577,793) 100.0%					274,576,588

OTHER NET ASSETS 0.0%(a)					3,721

NET ASSETS 100.0%					$274,580,309

(a)  Less than 0.05%.

*Ratings provided by Standard & Poor’s Corporation

MUTUAL OF AMERICA INVESTMENT CORPORATION

MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2007 (Unaudited)

	Rating*	Rate(%)	Maturity	Face Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (21.9%)
U.S. Treasury Note	AAA	4.75	05/15/14	10,000,000	9,875,000
U.S. Treasury Strip	AAA	0.00	05/15/13	8,500,000	6,382,999
U.S. Treasury Strip	AAA	0.00	11/15/12	5,000,000	3,851,485
U.S. Treasury Strip	AAA	0.00	11/15/08	4,000,000	3,742,424
					23,851,908
U.S GOVERNMENT AGENCIES (30.8%)
MORTGAGE-BACKED OBLIGATIONS (4.1%)
FHLMC	AAA	5.00	06/15/17	3,000,000	2,935,467
FHLMC	AAA	4.00	11/15/26	271,352	266,743
FHLMC	AAA	6.50	04/01/14	144,273	147,435
FHLMC	AAA	7.00	02/01/14	69,330	71,855
FHLMC	AAA	6.00	02/01/19	37,569	37,804
FHLMC	AAA	5.50	04/01/09	27,252	27,183
FHLMC	AAA	7.50	03/15/21	24,048	24,007
FHLMC	AAA	6.00	11/01/10	23,193	23,295
FHLMC	AAA	5.50	06/01/09	22,645	22,567
FHLMC	AAA	6.00	07/01/16	15,508	15,685
FHLMC	AAA	7.75	05/01/08	13,045	13,171
FHLMC	AAA	8.00	09/01/18	12,779	12,918
FHLMC	AAA	6.00	10/01/08	9,981	10,000
FHLMC	AAA	6.50	11/01/09	7,193	7,276
FHLMC	AAA	8.50	09/01/17	5,366	5,380
FHLMC	AAA	8.00	05/01/14	1,406	1,419
FHLMC	AAA	8.25	10/01/09	492	495
FNMA	AAA	4.50	10/25/17	456,926	453,528
FNMA	AAA	6.50	12/25/23	93,370	93,465
FNMA	AAA	4.00	11/25/26	47,057	46,408
FNMA	AAA	6.00	09/01/12	44,033	44,441
FNMA	AAA	6.50	08/01/13	35,219	35,540
FNMA	AAA	6.00	07/01/09	17,582	17,617
FNMA	AAA	5.50	11/01/08	16,723	16,666
FNMA	AAA	8.50	12/01/09	10,535	10,859
FNMA	AAA	5.50	02/01/09	10,791	10,755
FNMA	AAA	6.00	09/01/08	10,340	10,360
FNMA	AAA	6.00	01/01/11	8,684	8,701
FNMA	AAA	8.75	09/01/16	5,798	5,885

	Rating*	Rate(%)	Maturity	Face Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
MORTGAGE-BACKED OBLIGATIONS (Cont’d.)
FNMA	AAA	5.50	12/01/08	5,346	5,328
FNMA	AAA	7.50	09/01/08	3,011	3,017
FNMA	AAA	8.00	04/01/08	2,268	2,300
FNMA	AAA	8.25	01/01/10	2,141	2,160
FNMA	AAA	7.75	03/01/08	1,866	1,874
FNMA	AAA	8.00	06/01/17	1,497	1,551
FNMA	AAA	7.50	01/01/09	444	447
GNMA (1)	AAA	6.00	11/15/08	18,801	18,861
GNMA (1)	AAA	6.00	06/15/09	9,093	9,152
GNMA (1)	AAA	7.50	05/20/08	3,505	3,526
GNMA (1)	AAA	9.00	03/15/10	1,956	2,056
					4,427,197
U.S GOVERNMENT AGENCIES (Cont’d)
NON-MORTGAGE-BACKED OBLIGATION (26.7%)
FFCB	AAA	5.10	08/05/13	5,000,000	4,930,954
FHLB		3.00	04/15/09	3,500,000	3,370,185
FHLB	AAA	5.75	05/15/12	3,200,000	3,265,155
FHLMC	AAA	5.00	07/15/14	5,500,000	5,396,991
FHLMC	AAA	6.63	09/15/09	5,000,000	5,146,590
FHLMC	AAA	5.63	03/15/11	2,750,000	2,786,732
FNMA	AAA	4.25	05/15/09	2,000,000	1,967,258
FNMA	AAA	4.38	09/15/12	1,750,000	1,677,048
FNMA	AAA	3.25	02/15/09	500,000	484,789
					29,025,702
BASIC MATERIALS (2.2%)
Bemis Co.	A	4.88	04/01/12	500,000	482,434
International Paper Co.	BBB	4.25	01/15/09	250,000	244,988
International Paper Co.	BBB	3.80	04/01/08	200,000	197,119
Lubrizol Corp.	BBB-	5.50	10/01/14	500,000	479,065
Lubrizol Corp.	BBB-	5.88	12/01/08	200,000	200,734
Praxair, Inc.	A	2.75	06/15/08	210,000	204,728
Temple-Inland, Inc.	BBB	7.88	05/01/12	250,000	265,748
Worthington Industries, Inc.	BBB	6.70	12/01/09	250,000	254,527
					2,329,343
CONSUMER, CYCLICAL (7.5%)
Belo Corporation	BBB-	8.00	11/01/08	150,000	154,029
Black & Decker Corp.	BBB	4.75	11/01/14	500,000	457,235
Centex Corp.	BBB	4.75	01/15/08	200,000	199,401
Comcast Cable Comm	BBB+	6.20	11/15/08	200,000	201,587
Cox Comm, Inc. Cl A	BBB-	3.88	10/01/08	500,000	489,691

	Rating*	Rate(%)	Maturity	Face Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
CONSUMER, CYCLICAL (Cont’d.)
Daimlerchrysler	BBB	4.05	06/04/08	400,000	394,388
Dow Jones & Co.	BBB	3.88	02/15/08	150,000	148,507
Fortune Brands, Inc.	BBB	4.88	12/01/13	500,000	466,999
Home Depot, Inc.	A+	5.40	03/01/16	250,000	234,348
Johnson Controls, Inc.	A-	4.88	09/15/13	250,000	237,802
Leggett & Platt	A	4.70	04/01/13	750,000	705,886
May Dept Stores Co.	BBB	4.80	07/15/09	250,000	245,226
May Dept Stores Co.	BBB	3.95	07/15/07	140,000	139,927
Newell Rubbermaid	BBB+	4.63	12/15/09	500,000	490,887
Nordstrom, Inc.	A	5.63	01/15/09	175,000	175,371
Pulte Homes, Inc.	BBB	4.88	07/15/09	250,000	245,974
RadioShack Corp.	BB	7.38	05/15/11	400,000	413,522
Scholastic Corp.	BB	5.00	04/15/13	250,000	219,653
Stanley Works	A	4.90	11/01/12	525,000	505,371
Stanley Works	A	3.50	11/01/07	250,000	248,350
Target Corp.	A+	5.38	06/15/09	1,000,000	999,833
Wendy’s International, Inc.	BB-	6.25	11/15/11	300,000	292,500
Whirlpool Corp.	BBB	6.50	06/15/16	500,000	501,318
					8,167,805
CONSUMER, NON-CYCLICAL (4.1%)
Anheuser-Busch Cos., Inc.	A	4.70	04/15/12	100,000	96,103
CVS Corp.	BBB+	6.13	08/15/16	500,000	495,667
Clorox Co.	A-	5.00	01/15/15	300,000	281,984
Clorox Co.	A-	4.20	01/15/10	250,000	242,228
Coca Cola Bottle Consolidated	BBB	6.38	05/01/09	200,000	202,769
Earthgrains Co.	BBB+	6.50	04/15/09	150,000	151,777
General Mills, Inc.	BBB+	3.88	11/30/07	200,000	198,758
Hershey Food Corp.	A+	4.85	08/15/15	500,000	469,580
Kraft Foods Inc.	A-	5.25	10/01/13	500,000	480,786
Kroger Co.	BBB-	4.95	01/15/15	500,000	461,629
PepsiAmericas, Inc.	A	6.38	05/01/09	150,000	152,259
Safeway, Inc.	BBB-	4.13	11/01/08	500,000	492,248
Sara Lee Corp.	BBB+	6.25	09/15/11	250,000	254,362
Sara Lee Corp.	BBB+	2.75	06/15/08	200,000	194,500
Wal-Mart Stores, Inc.	AA	6.88	08/10/09	250,000	257,817
					4,432,467
ENERGY (4.9%)
AGL Capital Corp	BBB+	6.38	07/15/16	500,000	511,021
Anadarko Petroleum	BBB-	3.25	05/01/08	500,000	490,322

	Rating*	Rate(%)	Maturity	Face Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
ENERGY (Cont’d.)
Diamond Offshore Drilling	A-	4.88	07/01/15	500,000	462,909
Dominion Resources	BBB	4.13	02/15/08	200,000	198,371
Halliburton Co.	BBB+	5.50	10/15/10	500,000	499,515
Halliburton Co.	BBB+	5.63	12/01/08	200,000	200,309
Noble Corp.		5.88	06/01/13	500,000	499,943
Ocean Energy, Inc.	BBB	4.38	10/01/07	450,000	448,685
PPL ENERGY SUPPLY LLC	BBB	5.70	10/15/15	600,000	579,422
Premco Refining Group	BBB	7.50	06/15/15	500,000	515,512
Sunoco, Inc.	BBB	4.88	10/15/14	500,000	465,562
Weatherford Enterra, Inc.	BBB+	5.50	02/15/16	500,000	477,843
					5,349,414
FINANCIAL (12.4%)
American Express Credit Corp.	A+	3.00	05/16/08	250,000	244,988
American Honda Fin.	A+	3.85	11/06/08	700,000	685,894
Bank of America Corp.	AA-	5.75	08/15/16	500,000	493,337
Bank of America Corp.	AA	5.38	08/15/11	250,000	248,908
Bank of Oklahoma	BBB+	7.13	08/15/07	600,000	601,012
Berkshire Hathaway Fin	AAA	4.20	12/15/10	500,000	482,116
Brandywine Realty Tr.	BBB-	4.50	11/01/09	250,000	244,197
CIT Group, Inc.	A	5.80	07/28/11	250,000	249,347
Capital One Bank	A-	5.75	09/15/10	250,000	251,184
Capital One Bank	A-	4.88	05/15/08	200,000	199,080
Colonial Properties Tr.	BBB-	4.80	04/01/11	300,000	289,195
Developers Divers Rlty.	BBB	5.00	05/03/10	250,000	245,616
Fifth Third Bank	AA-	3.38	08/15/08	200,000	195,463
First Tennessee Bank	A-	5.75	12/01/08	200,000	200,607
First Tennessee Natl. Bank	BBB+	4.50	05/15/13	125,000	116,346
Ford Motor Credit Co.	B	7.38	10/28/09	750,000	744,492
Franklin Resources, Inc.	A+	3.70	04/15/08	200,000	197,443
GATX Financial Corp.	BBB+	5.13	04/15/10	250,000	246,828
GE Capital Corp.	AAA	5.00	01/08/16	500,000	473,643
HJ Heinz Finance	BBB	6.00	03/15/12	250,000	250,885
Health Care Property	BBB	4.88	09/15/10	500,000	484,548
Household Fin. Corp.	AA-	4.13	12/15/08	200,000	196,402
Huntington National Bank	A-	3.13	05/15/08	200,000	195,991
IBM Corp.	A+	3.80	02/01/08	100,000	99,161
International Lease Fin. Corp.	AA-	4.50	05/01/08	200,000	198,177
JP Morgan Chase Bank	AA-	5.60	06/01/11	250,000	250,586
Lehman Brothers Hlds.	A+	5.75	07/18/11	250,000	250,839

	Rating*	Rate(%)	Maturity	Face Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
FINANCIAL (Cont’d.)
MACK-CALI Realty LP	BBB	5.80	01/15/16	500,000	490,779
Markel Corp.	BBB-	7.00	05/15/08	150,000	151,297
Merrill Lynch	AA-	3.13	07/15/08	200,000	195,288
MetLife, Inc.	A	5.00	11/24/13	250,000	240,357
National City Bank	A+	3.38	10/15/07	250,000	248,515
Nationwide Hlt Prop	BBB-	7.60	11/20/28	350,000	368,043
Roslyn Bancorp, Inc.	BBB-	7.50	12/01/08	500,000	510,736
SLM Corp.	BBB+	4.00	01/15/09	500,000	480,414
Simon Property Gp.	A-	4.88	08/15/10	500,000	490,660
Simon Property Gp.	A-	5.38	08/28/08	200,000	199,056
Textron Financial Corp.	A-	5.13	02/03/11	250,000	247,411
Toronto-Dominion Bank	AA-	6.50	08/15/08	100,000	101,157
Union Planters Corp.	A	4.38	12/01/10	250,000	242,242
Wachovia Bank	AA-	5.60	03/15/16	500,000	490,861
Wachovia Corp.	AA-	3.50	08/15/08	200,000	195,849
Western Union Co.	A-	5.40	11/17/11	500,000	493,289
					13,482,239
HEALTHCARE (3.0%)
Abbott Laboratories	AA	5.60	05/15/11	500,000	502,023
Allergan, Inc.	A	5.75	04/01/16	500,000	497,240
Baxter International, Inc.	A	4.63	03/15/15	250,000	231,330
Boston Scientific Corp.	BBB	4.25	01/12/11	500,000	471,796
Laboratory Corp. of America	BBB	5.50	02/01/13	285,000	274,563
Lilly (Eli) & Co.	AA	5.20	03/15/17	500,000	478,303
Thermo Fisher Scientific Inc	BBB+	7.63	10/30/08	140,000	143,015
WellPoint, Inc.	BBB+	5.00	01/15/11	500,000	488,887
WellPoint, Inc.	BBB+	4.25	12/15/09	200,000	193,731
					3,280,888
INDUSTRIAL (7.7%)
Avery Dennison Corp.	A-	4.88	01/15/13	500,000	476,362
Bunge, Ltd.	BBB-	4.38	12/15/08	200,000	196,731
Burlington North Santa Fe	BBB	4.30	07/01/13	500,000	462,017
Danaher Corp.	A+	6.00	10/15/08	200,000	200,703
Deluxe Corp.	BB-	3.50	10/01/07	750,000	742,500
Dun & Bradstreet	A-	5.50	03/15/11	500,000	497,702
ERP Operating LP	A-	5.38	08/01/16	500,000	479,481
FedEx Corp.	BBB	3.50	04/01/09	200,000	193,330
Fisher Scientific Intl.	BBB	6.13	07/01/15	500,000	490,955
General Dynamics Corp.	A	3.00	05/15/08	200,000	195,980

	Rating*	Rate(%)	Maturity	Face Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
INDUSTRIAL (Cont’d.)
Harley Davidson Funding	A+	3.63	12/15/08	400,000	389,949
Lafarge Corp.	BBB	6.50	07/15/08	100,000	100,759
Masco Corp.	BBB+	4.80	06/15/15	500,000	451,073
Masco Corp.	BBB+	5.88	07/15/12	300,000	297,542
Nissan Mtr Accep Corp	BBB+	5.63	03/14/11	500,000	497,003
Raytheon Co.	BBB+	4.50	11/15/07	200,000	199,299
Southwest Airlines Co.	A	5.25	10/01/14	500,000	473,309
Steelcase	BBB-	6.50	08/15/11	500,000	505,689
Union Pacific Corp.	BBB	6.13	01/15/12	500,000	506,506
Union Pacific Corp.	BBB	4.88	01/15/15	500,000	466,521
Union Pacific Corp.	BBB	5.75	10/15/07	120,000	120,064
Waste MGT Inc.	BBB	5.00	03/15/14	500,000	466,638
					8,410,113
TECHNOLOGY (1.2%)
Cisco Systems, Inc.	A+	5.25	02/22/11	250,000	248,501
First Data Corp.	A	3.38	08/01/08	100,000	98,786
General Dynamics Corporation	A	4.50	08/15/10	500,000	488,878
Motorola, Inc.	A-	5.80	10/15/08	200,000	200,785
Pitney Bowes, Inc.	A+	5.75	08/15/08	200,000	200,530
					1,237,480
TELECOMMUNICATIONS (0.2%)
Nextel Communications, Inc.	BBB	5.25	01/15/10	250,000	248,438

UTILITIES (2.0%)
Consolidated Edison, Inc.	A-	3.63	08/01/08	200,000	196,262
Duke Energy Corp.	A	4.50	04/01/10	500,000	487,495
Exelon Corp.	A-	3.50	05/01/08	150,000	147,565
Kinder Morgan	BB-	5.15	03/01/15	250,000	227,898
PNM Resources, Inc.	BBB	4.40	09/15/08	135,000	132,884
Pepco Holdings, Inc.	BBB-	4.00	05/15/10	250,000	239,272
Progress Energy, Inc.	BBB+	5.95	03/01/09	200,000	201,640
Public Svc. Elec. & Gas	A-	4.00	11/01/08	200,000	196,361
Virginia Elect.& Pwr.	BBB	4.50	12/15/10	400,000	387,068
					2,216,445

TOTAL LONG-TERM DEBT SECURITIES (Cost: $108,166,176) 97.9%					106,459,439

* Ratings as per Standard & Poor’s Corporation.

	Rate(%)	Maturity	Face Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.0%)
Eaton Corp	5.34	07/02/07	1,040,000	1,039,691

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $1,039,691) 1.0%				1,039,691

TEMPORARY CASH INVESTMENTS (Cost: $532,800) 0.5%				532,800

TOTAL INVESTMENTS (Cost: $109,738,667) 99.4%				108,031,930

OTHER NET ASSETS 0.6%				687,763

NET ASSETS 100.0%				$108,719,693

Abbreviations:	FFCB = Federal Farm Credit Bank
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA= Government National Mortgage Association
NR= Not Rated

(1) U.S. Government guaranteed security.

**The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund’s name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co.  On the next business day, these funds (and earned interest) are automatically returned to the fund.  The annual rate of interest earned on this temporary cash investment at June 30, 2007 was 4.88%.

The total value of investments not rated or below-investment grade was 2,640,565, or 2.4% of the Fund’s total investments as of June 30, 2007.

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2007 (Unaudited)

				Face
	Rating*	Rate(%)	Maturity	Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (4.7%)
U.S. Treasury Strip	AAA	0.00	02/15/17	15,000,000	9,223,305
U.S. Treasury Strip	AAA	0.00	05/15/14	10,000,000	7,113,510
					16,336,815
U.S. GOVERNMENT AGENCIES (41.3%)
MORTGAGE-BACKED OBLIGATIONS (37.4%)
FHARM	AAA	5.27	04/01/37	3,251,103	3,206,117
FHARM	AAA	5.48	05/01/37	2,745,686	2,712,922
FHLMC	AAA	5.50	12/15/20	3,500,000	3,375,124
FHLMC	AAA	5.43	04/01/37	3,288,613	3,259,131
FHLMC	AAA	5.79	03/01/37	1,790,000	1,773,856
FHLMC	AAA	6.00	07/15/29	1,709,370	1,706,543
FHLMC	AAA	4.00	10/15/26	400,000	389,247
FNMA	AAA	6.00	06/01/37	2,099,969	2,072,325
FNMA	AAA	6.00	05/01/37	1,984,780	1,956,381
FNMA	AAA	6.00	04/01/37	1,974,062	1,945,817
FNMA	AAA	5.00	09/01/35	5,267,421	4,948,979
FNMA	AAA	5.50	10/01/34	4,428,167	4,287,285
FNMA	AAA	5.50	07/01/33	3,929,048	3,806,823
FNMA	AAA	5.50	08/01/35	3,717,108	3,594,191
FNMA	AAA	5.50	03/01/24	3,580,781	3,498,660
FNMA	AAA	5.00	11/01/33	3,566,338	3,359,366
FNMA	AAA	5.00	10/01/20	2,814,678	2,722,089
FNMA	AAA	5.00	01/01/34	2,737,664	2,578,784
FNMA	AAA	6.00	04/01/33	2,566,186	2,554,292
FNMA	AAA	5.50	07/01/34	2,622,968	2,539,518
FNMA	AAA	4.50	05/01/18	2,555,478	2,434,949
FNMA	AAA	5.50	10/01/33	2,458,214	2,381,744
FNMA	AAA	6.50	05/01/32	2,265,082	2,305,199
FNMA	AAA	4.00	05/01/19	2,466,367	2,288,628
FNMA	AAA	6.00	01/01/37	2,287,026	2,263,831
FNMA	AAA	5.00	06/01/33	2,383,526	2,245,198
FNMA	AAA	5.00	09/01/20	2,276,985	2,202,083
FNMA	AAA	6.00	12/01/36	2,191,774	2,169,545
FNMA	AAA	5.50	11/01/26	2,169,723	2,113,264
FNMA	AAA	6.00	05/01/32	2,115,194	2,105,390
FNMA	AAA	4.50	06/01/34	2,285,347	2,081,932

				Face
	Rating*	Rate(%)	Maturity	Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (Cont’d)
MORTGAGE-BACKED OBLIGATIONS (Cont’d.)
FNMA	AAA	5.00	04/01/35	2,199,666	2,066,685
FNMA	AAA	5.50	09/01/33	2,086,409	2,021,505
FNMA	AAA	6.00	11/01/34	2,024,030	2,009,184
FNMA	AAA	6.00	05/01/23	1,960,553	1,965,294
FNMA	AAA	5.50	09/01/34	1,920,560	1,859,457
FNMA	AAA	5.50	03/01/34	1,890,769	1,831,951
FNMA	AAA	5.00	04/01/34	1,920,180	1,806,759
FNMA	AAA	6.50	09/01/36	1,784,030	1,806,607
FNMA	AAA	5.00	09/01/18	1,857,314	1,801,799
FNMA	AAA	5.50	04/01/35	1,760,523	1,702,306
FNMA	AAA	4.50	06/01/19	1,707,978	1,625,008
FNMA	AAA	5.00	10/01/25	1,695,429	1,614,797
FNMA	AAA	5.50	09/01/25	1,639,054	1,599,566
FNMA	AAA	5.00	06/01/35	1,690,613	1,588,407
FNMA	AAA	5.50	02/01/35	1,508,698	1,460,698
FNMA	AAA	6.00	02/25/47	1,342,751	1,345,742
FNMA	AAA	5.00	03/01/34	1,353,296	1,274,758
FNMA	AAA	4.50	12/01/18	1,318,767	1,256,568
FNMA	AAA	5.50	02/01/35	1,190,378	1,151,014
FNMA	AAA	4.50	05/01/34	1,172,275	1,067,933
FNMA	AAA	6.50	03/01/17	979,533	1,000,176
FNMA	AAA	6.00	01/01/25	997,478	998,459
FNMA	AAA	5.50	03/01/34	978,563	948,122
FNMA	AAA	4.50	02/01/19	974,474	927,136
FNMA	AAA	4.50	06/01/19	888,074	844,933
FNMA	AAA	6.50	05/01/32	690,841	703,076
FNMA	AAA	5.50	09/01/34	713,664	690,958
FNMA	AAA	5.00	04/01/34	687,859	647,228
FNMA	AAA	7.50	06/01/32	609,799	635,271
FNMA	AAA	4.50	05/01/19	636,722	605,791
FNMA	AAA	5.50	05/01/17	597,492	590,833
FNMA	AAA	6.00	04/01/32	588,048	585,323
FNMA	AAA	5.00	04/01/18	569,943	552,908
FNMA	AAA	6.00	04/01/32	547,283	544,746
FNMA	AAA	6.50	04/01/32	508,540	517,547
FNMA	AAA	6.00	03/01/17	424,551	427,055
FNMA	AAA	5.50	04/01/17	303,901	300,514
FNMA	AAA	5.50	05/01/17	241,654	238,961
FNMA	AAA	7.00	11/01/31	206,662	214,193

				Face
	Rating*	Rate(%)	Maturity	Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (Cont’d)
MORTGAGE-BACKED OBLIGATIONS (Cont’d.)
FNMA	AAA	7.50	04/01/32	196,364	204,567
FNMA	AAA	7.00	09/01/31	184,693	191,424
FNMA	AAA	6.50	05/01/17	164,394	167,858
FNMA	AAA	7.00	06/01/32	145,895	151,123
FNMA	AAA	6.50	09/01/16	134,567	137,518
FNMA	AAA	8.00	04/01/32	116,884	123,171
FNMA	AAA	8.00	03/01/31	112,307	118,310
FNMA	AAA	8.00	04/01/32	47,105	49,626
GNMA (1)	AAA	6.27	10/16/27	3,000,000	3,061,707
GNMA (1)	AAA	6.50	12/15/31	329,114	336,001
GNMA (1)	AAA	6.50	05/15/32	121,096	123,523
GNMA (1)	AAA	7.00	09/15/31	84,416	87,956
GNMA (1)	AAA	6.50	04/15/31	78,380	80,020
GNMA (1)	AAA	7.00	05/15/32	57,643	60,072
GNMA (1)	AAA	7.00	09/15/31	36,027	37,538
					130,638,895
NON-MORTGAGE-BACKED OBLIGATION (3.9%)
AID - Sri Lanka	AAA	6.59	09/15/28	4,000,000	3,922,160
FHLMC	AAA	5.20	03/05/19	10,000,000	9,609,960
					13,532,120
BASIC MATERIALS (4.7%)
International Paper Co.	BBB	4.25	01/15/09	2,000,000	1,959,900
Lubrizol Corp.	BBB-	5.50	10/01/14	2,000,000	1,916,258
Lyondell Chemical Co.	B+	10.25	11/01/10	5,000,000	5,400,000
Monsanto Co.	A-	4.00	05/15/08	1,500,000	1,481,301
PolyOne Corp.	B+	7.50	12/15/15	3,750,000	3,468,750
Worthington Industries, Inc.	BBB	6.70	12/01/09	2,000,000	2,036,212
					16,262,421
CONSUMER, CYCLICAL (12.2%)
Belo Corporation	BBB-	8.00	11/01/08	2,000,000	2,053,724
Black & Decker Corp.	BBB	4.75	11/01/14	2,000,000	1,828,940
Comcast Cable Comm	BBB+	6.20	11/15/08	2,000,000	2,015,868
Coors Brewing Co	BBB	6.38	05/15/12	2,000,000	2,047,930
Cox Comm, Inc. Cl A	BBB-	3.88	10/01/08	2,000,000	1,958,764
Daimlerchrysler	BBB	4.05	06/04/08	1,000,000	985,971
Dow Jones & Co.	BBB	3.88	02/15/08	1,000,000	990,049
Ethan Allen Interiors	A-	5.38	10/01/15	2,000,000	1,867,666
Fortune Brands, Inc.	BBB	5.38	01/15/16	1,200,000	1,114,134
Fortune Brands, Inc.	BBB	4.88	12/01/13	500,000	466,999

				Face
	Rating*	Rate(%)	Maturity	Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
CONSUMER, CYCLICAL (Cont’d.)
Fruit of the Loom (2)	NR	7.38	11/15/23	345,170	35
Home Depot, Inc.	A+	5.40	03/01/16	2,000,000	1,874,784
Johnson Controls, Inc.	A-	4.88	09/15/13	2,500,000	2,378,023
Kellwood, Co.	BB	7.88	07/15/09	4,000,000	4,090,264
Leggett & Platt	A	4.70	04/01/13	2,000,000	1,882,362
May Dept Stores Co.	BBB	4.80	07/15/09	2,000,000	1,961,810
Newell Rubbermaid	BBB+	4.63	12/15/09	2,500,000	2,454,433
Pulte Homes, Inc.	BBB	4.88	07/15/09	2,000,000	1,967,794
RadioShack Corp.	BB	7.38	05/15/11	2,000,000	2,067,612
Scholastic Corp.	BB	5.00	04/15/13	2,000,000	1,757,226
Stanley Works	A	3.50	11/01/07	250,000	248,350
Target Corp.	A+	5.38	06/15/09	3,250,000	3,249,457
Wendy’s International, Inc.	BB-	6.25	11/15/11	1,500,000	1,462,500
Whirlpool Corp.	BBB	6.50	06/15/16	2,000,000	2,005,270
					42,729,965
CONSUMER, NON-CYCLICAL (3.1%)
CVS Corp.	BBB+	6.13	08/15/16	2,000,000	1,982,668
Kellogg Co.	BBB+	2.88	06/01/08	2,000,000	1,951,760
Kroger Co.	BBB-	4.95	01/15/15	2,000,000	1,846,516
PepsiAmericas, Inc.	A	6.38	05/01/09	2,000,000	2,030,114
Safeway, Inc.	BBB-	4.13	11/01/08	1,000,000	984,496
Sara Lee Corp.	BBB+	6.25	09/15/11	2,000,000	2,034,896
					10,830,450
ENERGY (2.9%)
AGL Capital Corp	BBB+	6.38	07/15/16	500,000	511,021
Anadarko Petroleum	BBB-	3.25	05/01/08	2,000,000	1,961,288
Diamond Offshore Drilling	A-	4.88	07/01/15	2,000,000	1,851,636
Noble Corporation	A-	7.50	03/15/19	2,000,000	2,124,680
Premco Refining Group	BBB	7.50	06/15/15	2,000,000	2,062,046
Weatherford Enterra, Inc.	BBB+	5.50	02/15/16	1,500,000	1,433,529
					9,944,200
FINANCIAL (16.2%)
American Honda Fin.	A+	3.85	11/06/08	2,000,000	1,959,696
Berkley (WR) Corp.	BBB+	8.70	01/01/22	5,000,000	5,956,370
Brandywine Realty Tr.	BBB-	4.50	11/01/09	2,000,000	1,953,576
Capital One Bank	A-	5.75	09/15/10	2,000,000	2,009,470
Colonial Properties Tr.	BBB-	4.80	04/01/11	1,500,000	1,445,973
Deere Capital Corp.	A	3.90	01/15/08	2,500,000	2,480,453
Developers Divers Rlty.	BBB	5.00	05/03/10	2,000,000	1,964,930

				Face
	Rating*	Rate(%)	Maturity	Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
FINANCIAL (Cont’d.)
Executive Risk, Inc.	A	7.13	12/15/07	5,000,000	5,032,880
Fairfax Fin. Hldgs.	BB	8.25	10/01/15	2,500,000	2,525,000
First Tennessee Natl. Bank	BBB+	4.50	05/15/13	5,000,000	4,653,825
Ford Motor Credit Co.	B	7.38	10/28/09	3,000,000	2,977,968
Fst Hor MtgTr	AAA	5.00	06/25/33	2,303,424	2,281,001
GATX Financial Corp.	BBB+	5.13	04/15/10	1,000,000	987,310
GMAC	BB+	0.00	12/01/12	10,000,000	6,708,580
HJ Heinz Finance	BBB	6.00	03/15/12	2,000,000	2,007,078
Markel Corp.	BBB-	6.80	02/15/13	1,000,000	1,021,582
Markel Corp.	BBB-	7.00	05/15/08	1,000,000	1,008,644
Roslyn Bancorp, Inc.	BBB-	7.50	12/01/08	1,000,000	1,021,472
SLM Corp.	BBB+	4.00	01/15/09	2,250,000	2,161,861
Shurgard Storage Centers	A-	7.75	02/22/11	750,000	800,840
Simon Property Group	A-	7.88	03/15/16	5,000,000	5,634,495
					56,593,004
HEALTHCARE (1.9%)
Allergan, Inc.	A	5.75	04/01/16	2,000,000	1,988,958
Laboratory Corp. of America	BBB	5.50	02/01/13	1,000,000	963,380
WellPoint, Inc.	BBB+	4.25	12/15/09	2,000,000	1,937,314
Wyeth	A+	5.50	03/15/13	1,750,000	1,731,704
					6,621,356
INDUSTRIAL (5.9%)
Bunge, Ltd.	BBB-	5.35	04/15/14	2,000,000	1,899,912
Deluxe Corp.	BB-	3.50	10/01/07	1,500,000	1,485,000
Donnelley R.R. & Sons	BBB+	4.95	04/01/14	2,000,000	1,827,134
Fisher Scientific Intl.	BBB	6.13	07/01/15	2,000,000	1,963,820
Lafarge Corp.	BBB	6.50	07/15/08	1,750,000	1,763,276
Masco Corp.	BBB+	5.88	07/15/12	2,000,000	1,983,614
Seariver Maritime	AAA	0.00	09/01/12	10,000,000	7,605,570
Steelcase	BBB-	6.50	08/15/11	2,000,000	2,022,754
					20,551,080
TECHNOLOGY (1.1%)
Arrow Electronics	BBB-	6.88	06/01/18	2,000,000	2,037,448
Cisco Systems, Inc.	A+	5.25	02/22/11	2,000,000	1,988,004
					4,025,452
TELECOMMUNICATIONS (1.6%)
Alltel Corp.	BB	7.00	03/15/16	2,000,000	1,752,628
Nextel Communications, Inc.	BBB	5.25	01/15/10	2,000,000	1,987,500

				Face
	Rating*	Rate(%)	Maturity	Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
TELECOMMUNICATIONS (Cont’d.)
Verizon Global	A	4.00	01/15/08	2,000,000	1,985,186
					5,725,314
UTILITIES (2.4%)
Duke Energy Corp.	A	4.50	04/01/10	750,000	731,243
Kinder Morgan	BB-	5.15	03/01/15	2,000,000	1,823,180
Pepco Holdings, Inc.	BBB-	4.00	05/15/10	2,000,000	1,914,178
Progress Energy, Inc.	BBB+	5.25	12/15/15	2,000,000	1,925,362
Virginia Elect.& Pwr.	BBB	4.50	12/15/10	2,000,000	1,935,367
					8,329,330

TOTAL LONG-TERM DEBT SECURITIES (Cost: $348,837,335) 98.0%					342,120,402

*Ratings as per Standard & Poor’s Corporation.

			Face
	Rate(%)	Maturity	Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.4%)
Eaton Corp	5.34	07/02/07	4,970,000	4,968,525

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $4,968,556) 1.4%				4,968,525

TEMPORARY CASH INVESTMENTS** (Cost: $1,567,000) 0.4%				1,567,000

TOTAL INVESTMENTS (Cost: $355,372,891) 99.8%				348,655,927

OTHER NET ASSETS 0.2%				739,636

NET ASSETS 100.0%				$349,395,563

Abrreviations:	FHARM = Federal Home Adjustable Rate Mortgage
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA= Government National Mortgage Association
NR = Not Rated

(1) U.S. Government guaranteed security.

(2) Issuer has filed for Chapter XI bankruptcy law (or equivalent) protection; issue is non-income producing.

**The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund’s name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co.  On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at June 30, 2007 was 4.88%.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.      PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.      PURCHASES OF EQUITY SECURITES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.            CONTROLS AND PROCEDURES.

(a)          The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely and accurate manner.

(b)         The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.    EXHIBITS.

Attached hereto:

(a)	(1) Not applicable to semi-annual report.
(2) Exhibit 99.CERT

Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940.

(3) Not applicable.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual of America Investment Corporation

By:	/s/ MANFRED ALTSTADT
Manfred Altstadt
Chairman of the Board,
President and Chief Executive Officer of
Mutual of America Investment Corporation

Date: September 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ MANFRED ALTSTADT
Manfred Altstadt
Chairman of the Board,
President and Chief Executive Officer of
Mutual of America Investment Corporation

Date: September 6, 2007

By:	/s/ JOHN R. GREED
John R. Greed
Senior Executive Vice President,
Chief Financial Officer and Treasurer of
Mutual of America Investment Corporation

Date: September 6, 2007